UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4986
                                   --------

                      FRANKLIN INVESTORS SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

              ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 10/31
                         ------

Date of reporting period: 4/30/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.




SEMIANNUAL REPORT

FRANKLIN CONVERTIBLE
SECURITIES FUND
--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CONVERTIBLE
SECURITIES FUND SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH REASONABLE
RISK THROUGH A PORTFOLIO OF CONVERTIBLE SECURITIES.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Convertible Securities Fund's semiannual report for the period ended April 30, 2003. The six months under review were volatile for the U.S. financial markets as the anticipation, and then reality, of war in Iraq dominated investors' attention. At the same time the economy continued to show modest, but limited, signs of recovery. As the fighting in Iraq slowed, companies reported first quarter 2003 earnings that were generally better than many investors had expected. Encouraging economic and corporate earnings data helped drive U.S. equity markets higher overall. Additionally, the corporate bond market strengthened as evidenced by the tightening of corporate bond spreads (the yield difference between corporate debt and U.S. Treasuries). The fixed income nature of convertible securities allows them to benefit if corporate credit spreads tighten, while the option of converting the security into common stock provides the ability to participate in the underlying common stock's price appreciation. The combination of tightening bond spreads with rising equity markets helped to boost the Fund's performance.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 24.

4 SEMIANNUAL REPORT

Franklin Convertible Securities Fund - Class A posted a +14.42% cumulative total return for the six months ended April 30, 2003, as shown in the Performance Summary beginning on page 8. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which returned 13.61% during the same time.1 The Lipper Convertible Securities Funds Average, comprising 65 funds on April 30, 2003, returned 11.16% for the same six-month period.2 The Fund's performance also compared favorably with overall equity markets as represented by the 4.47% return of the Standard and Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index's 10.53% return for the same period.3 The Fund's strong performance was attributable mainly to our strategy of maintaining a portfolio of "balanced" convertible securities, that is, securities that we believe offer the appropriate combination of equity participation upside in a rising equity market, with current income, as well as downside protection in a declining equity environment.

Aiding the Fund's performance during the reporting period were some of our health care holdings, including generic pharmaceutical manufacturer Alpharma, as well as new positions

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Convertible
Securities Fund
Based on Total Net Assets
4/30/03

Convertible
Preferred Stocks
51.2%

Convertible
Bonds 44.2%

Common Stocks &
Warrants 0.7%

Short-Term
Investments &
Other Net Assets
3.9%

1. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equal-weighted index comprising 100 convertible securities designed to provide an objective and reliable benchmark for the U.S. convertible securities market.

2. Source: Lipper Inc. The Lipper average does not include sales charges. Fund performance relative to the average may have differed if such charges had been considered.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                             SEMIANNUAL REPORT 5

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/03

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
--------------------------------------------------------------------------------

Ford Motor Co.
Capital Trust II        2.5%
CONSUMER DURABLES

Travelers Property
Casualty Corp.          2.4%
FINANCE

Chesapeake Energy Corp. 2.0%
ENERGY MINERALS

DTE Energy Co.          2.0%
UTILITIES

Northrop Grumman        1.9%
ELECTRONIC TECHNOLOGY

in prescription benefit manager Express Scripts and biotech company Gilead Sciences. Other beneficial new portfolio holdings included electric utility Sierra Pacific Resources and media conglomerate Tribune, which we held as Times-Mirror bonds convertible into Tribune stock (Times-Mirror was acquired by Tribune during the reporting period). We also saw gains from positions in cyclical companies leveraged to economic recovery, including accounts receivable manager NCO Group, as well as credit card and consumer lender Capital One Financial. Historically low mortgage rates and the resulting refinancing cycle helped keep consumer spending strong for most of the period, a trend that benefited the Fund's positions in retailer Gap and automobile manufacturer Ford Motor. Meanwhile, rising energy prices translated into higher stock prices for natural gas producer Chesapeake Energy, while theme park operator Six Flags saw better performance due to its improving credit profile.

As in past reporting periods, we employed our ongoing strategy of maintaining a portfolio of balanced convertible securities by selling securities whose equity sensitivity, or delta, had become too high, and therefore did not have the appropriate level of downside protection, in our analysis. Likewise, as securities lost delta -- reducing their ability to appreciate with increases in the underlying common stock -- we redeployed those assets into more balanced convertible securities so as to maintain the potential for the Fund's upside participation.


TOP 5 BONDS
Franklin Convertible Securities Fund
4/30/03

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
--------------------------------------------------------------------------------

Liberty Media Corp.
into Viacom                  2.4%
CONSUMER SERVICES

Tyco International
Group SA                     2.2%
PRODUCER MANUFACTURING

Liberty Media Corp.
into Motorola                2.0%
ELECTRONIC TECHNOLOGY

Gilead Sciences Inc.         1.9%
HEALTH TECHNOLOGY

Lattice Semiconductor Co.    1.8%
ELECTRONIC TECHNOLOGY

6 SEMIANNUAL REPORT

Thank you for your investment in Franklin Convertible Securities Fund. We look forward to serving you in the future.


/S/ ALAN E. MUSCHOTT
Alan E. Muschott, CFA
Portfolio Manager


/S/ EDWARD D. PERKS,
Edward D. Perks, CFA
Portfolio Manager

Franklin Convertible Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                             SEMIANNUAL REPORT 7

FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY AS OF 4/30/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE        4/30/03    10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)              +$1.34         $12.21      $10.87

DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.2105

CLASS C                            CHANGE        4/30/03    10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)              +$1.31         $12.13      $10.82

DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.1800

8 SEMIANNUAL REPORT   Past performance does not guarantee future results.

PERFORMANCE

CLASS A                           6-MONTH    1-YEAR  5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1         +14.42%    -7.69% +16.91%  +133.98%
Average Annual Total Return 2      +7.87%   -13.01%  +1.96%    +8.23%
Value of $10,000 Investment 3     $10,787    $8,699 $11,018   $22,054
Avg. Ann. Total Return (3/31/03)4           -19.11%   +0.89    +7.50%
Distribution Rate 5                    4.45%
30-Day Standardized Yield 6            5.48%

                                                       INCEPTION
CLASS C                           6-MONTH    1-YEAR  5-YEAR  (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1         +13.90%    -8.39% +12.68%   +63.29%
Average Annual Total Return 2     +11.76%   -10.18%  +2.21%    +6.54%
Value of $10,000 Investment 3     $11,176    $8,982 $11,157   $16,168
Avg. Ann. Total Return (3/31/03)4           -16.42%  +1.15%    +5.71%
Distribution Rate 5                    3.88%
30-Day Standardized Yield 6            5.03%


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price per share on 4/30/03.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Fund may invest in high-yielding, lower-rated securities; high yields reflect the higher credit risk associated with these lower-rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund's share price and yield. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

         Past performance does not guarantee future results. SEMIANNUAL REPORT 9

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

FRANKLIN EQUITY INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN EQUITY INCOME FUND SEEKS TO MAXIMIZE TOTAL RETURN, EMPHASIZING HIGH, CURRENT INCOME AND CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK, THROUGH A PORTFOLIO OF COMMON STOCKS WITH ABOVE-AVERAGE DIVIDEND YIELDS.
--------------------------------------------------------------------------------

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2003. During the six months under review, financial market volatility reflected continued geopolitical turmoil and economic uncertainty. After a modest decline in late 2002, stocks got off to a positive start in early 2003. The rally was short-lived as the prospect of war with Iraq and weakening economic conditions loomed over the market throughout February and early March. The March sell-off tested the recent market cycle lows set last October. However, a recovery quickly ensued and continued through period-end. The stock market, as represented by the broad Standard & Poor's 500 Composite Index (S&P
500), was up modestly yet swung nearly 15% from its highs to lows during the six months under review.1 Ultimately, the S&P 500 posted a 4.47% cumulative total

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 32.

10 SEMIANNUAL REPORT
return for the six months ended April 30, 2003.1 During the same time, large capitalization value stocks experienced similar returns as those of large growth companies.

Within this environment, the Fund's Class A shares posted a +2.11% cumulative total return for the six months ended April 30, 2003, as shown in the Performance Summary beginning on page 15. By comparison, the benchmark Russell 1000(R) Value Index returned 5.25%.2 While we find the Fund's short-term returns disappointing, we believe results over a full market cycle are more relevant. The past three years ended April 30, 2003, have been quite difficult for stocks, but our investment approach helped the Fund's Class A shares outperform the benchmark index and the S&P 500 during that time. Moreover, we believe the Fund has generated solid average annual total returns over the last 10 years, as shown in the Performance Summary.

Among our investments, health care and selected technology stocks fared relatively well during the period. Standout performers included pharmaceutical company Wyeth and factory automation leader Rockwell Automation. Wyeth's earnings growth prospects improved and Rockwell was benefiting from corporate investment in technology-driven efficiencies for their production facilities. Health care and technology were both overweighted in the Fund's portfolio compared to the benchmark index. In our opinion, these sectors' valuations were still attractive at period-end.


TOP 5 INVESTMENT SECTORS/INDUSTRIES
Franklin Equity Income Fund
4/30/03

                      % OF TOTAL
                      NET ASSETS
--------------------------------------------------------------------------------

Finance                    23.0%

Energy Minerals             9.1%

Producer Manufacturing      9.0%

Health Technology           8.4%

Electronic Technology       8.1%

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                            SEMIANNUAL REPORT 11

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/02-4/30/03

                             DIVIDEND PER SHARE
             --------------------------------------------------------
MONTH           CLASS A       CLASS B      CLASS C     CLASS R
---------------------------------------------------------------------
November       3.24 cents    2.17 cents   2.23 cents  2.87 cents
December       6.99 cents*   6.15 cents*  6.19 cents* 6.77 cents*
January        3.24 cents    2.40 cents   2.44 cents  3.02 cents
February       3.24 cents    2.40 cents   2.44 cents  3.02 cents
March          3.24 cents    2.36 cents   2.34 cents  2.97 cents
April          3.24 cents    2.36 cents   2.34 cents  2.97 cents
---------------------------------------------------------------------
TOTAL         23.19 CENTS   17.84 CENTS  17.98 CENTS 21.62 CENTS

*Includes an additional 3.75 cent distribution to meet excise tax requirements.

Elsewhere, our sizable position in producer manufacturing stocks such as General Electric also contributed positively to Fund performance. Several of our financial services stocks also offered solid results, including J.P. Morgan and Morgan Stanley Dean Witter. These stocks were hit especially hard during the autumn 2002 market sell-off and have since rebounded to fair value levels, in our opinion.

Fund holdings in selected consumer durables, retail and utilities investments experienced deteriorating fundamentals, which negatively impacted their performance. We sold our positions in companies that were not meeting expectations, such as General Motors, Home Depot and Duke Energy, and redeployed the proceeds into areas we believed offered better long-term investment potential. Examples include aluminum producer Alcoa and General Dynamics, an industry leader in defense and aerospace. Telecommunications stocks also suffered as an unexpected ruling by the Federal Communications Commission

12 SEMIANNUAL REPORT
regarding lease rates for local lines impacted our investments in regional Bell operating companies. While we made adjustments to our telecommunications holdings, including the sale of AT&T, we remained overweighted in this sector at period-end because telecommunications stocks' 4%-5% average dividend yields and reasonable valuations were attractive, in our opinion.

At period-end, we believed the economy was struggling with the effects of war in Iraq and the resultant sociopolitical unrest in the Middle East, but had largely adjusted to the excesses of the late 1990s' bubble economy. Corporate earnings showed signs of recovering and we believe valuations for stocks appear reasonable, especially when compared with Treasury securities. It is important to remember that U.S. equity market indexes have ALREADY experienced their worst correction in over 60 years. We also believe the outlook for dividend-paying stocks is especially favorable. Dividends have proven to be significant contributors to long-term returns for large-capitalization stocks and their importance is heightened during periods of lower nominal investment returns. Also, the Bush Administration is seeking -- and Congress is considering -- a bill to reduce taxes on dividends, which if passed would bode well for dividend-paying securities such as those the Fund buys.


TOP 10 EQUITY HOLDINGS
Franklin Equity Income Fund
4/30/03

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------------------------------------------------------
ChevronTexaco Corp.         2.9%
ENERGY MINERALS

Washington Mutual Inc.      2.6%
FINANCE

General Electric Co.        2.5%
PRODUCER MANUFACTURING

BP PLC, ADR (U.K.)          2.4%
ENERGY MINERALS

BellSouth Corp.             2.2%
COMMUNICATIONS

SBC Communications Inc.     2.1%
COMMUNICATIONS

Shell Transport &
Trading Co. PLC, ADR (U.K.) 2.1%
ENERGY MINERALS

Kimberly-Clark Corp.        2.1%
CONSUMER NON-DURABLES

E.I. du Pont de Nemours
and Co.                     2.0%
PROCESS INDUSTRIES

Fannie Mae                  2.0%
FINANCE

                                                            SEMIANNUAL REPORT 13

Our strategy remains unchanged: focusing on stocks of high-quality, well-established companies that pay above average dividends. In our view, this discipline has performed relatively well in the past. Investors who maintain a long-term perspective are usually rewarded for their patience and fortitude. We thank you for your investment in Franklin Equity Income Fund and look forward to serving you in the future.

/S/ FRANK M. FELLICELLI

Frank M. Fellicelli

/S/ DEREK M. TANER

Derek M. Taner


Portfolio Management Team
Franklin Equity Income Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

14 SEMIANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


FRANKLIN EQUITY
INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE         4/30/03      10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)              +$0.09         $15.52        $15.43
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.2319

CLASS B                            CHANGE         4/30/03      10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)              +$0.09         $15.46        $15.37
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.1784

CLASS C                            CHANGE         4/30/03      10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)              +$0.09         $15.47        $15.38
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.1798

CLASS R                            CHANGE         4/30/03      10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)              +$0.10         $15.54        $15.44
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.2162


Past performance does not guarantee future results.         SEMIANNUAL REPORT 15

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Classes B and R) per share on 4/30/03.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.

7. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

PERFORMANCE

CLASS A                           6-MONTH    1-YEAR  5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1          +2.11%   -16.56%  -1.03%  +108.08%
Average Annual Total Return 2      -3.76%   -21.38%  -1.38%    +6.96%
Value of $10,000 Investment 3      $9,624    $7,862  $9,328   $19,606
Avg. Ann. Total Return (3/31/03)4           -29.09%  -3.07%    +6.17%
Distribution Rate 5                   2.36%
30-Day Standardized Yield 6           2.32%

                                                            INCEPTION
CLASS B                           6-MONTH    1-YEAR  3-YEAR  (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1          +1.76%   -17.19%  -5.01%    -3.91%
Average Annual Total Return 2      -2.24%   -20.44%  -2.61%    -1.30%
Value of $10,000 Investment 3      $9,776    $7,956  $9,237    $9,449
Avg. Ann. Total Return (3/31/03)4           -28.30%  -4.64%    -3.00%
Distribution Rate 5                   1.83%
30-Day Standardized Yield 6           1.75%

                                                            INCEPTION
CLASS C                           6-MONTH    1-YEAR  5-YEAR (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1          +1.77%   -17.17%  -4.61%   +53.48%
Average Annual Total Return 2      -0.27%   -18.80%  -1.14%    +5.68%
Value of $10,000 Investment 3      $9,973    $8,120  $9,445   $15,200
Avg. Ann. Total Return (3/31/03)4           -26.79%  -2.83%    +4.72%
Distribution Rate 5                   1.80%
30-Day Standardized Yield 6           1.73%

                                                            INCEPTION
CLASS R                                             6-MONTH  (8/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +2.07%    -2.19%
Aggregate Total Return 7                             +1.07%    -3.14%
Value of $10,000 Investment 3                       $10,107    $9,686
Aggregate Total Return (3/31/03)4, 7                           -9.99%
Distribution Rate 5                   2.29%
30-Day Standardized Yield 6           2.23%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. While the Fund invests primarily in domestic common stocks, the Fund's limited investments in higher-yielding, lower-rated securities involve special risks, such as a higher risk of default and loss of principal. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

16 SEMIANNUAL REPORT         Past performance does not guarantee future results.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF CURRENT INCOME WHILE SEEKING TO PRESERVE SHAREHOLDERS' CAPITAL, BY INVESTING PRIMARILY IN U.S. GOVERNMENT SECURITIES WITH MATURITIES BETWEEN TWO AND FIVE YEARS.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Short-Intermediate U.S. Government Securities Fund's semiannual report for the period ended April 30, 2003. The six months under review were filled with continued uncertainty for the U.S. economy and the country as a whole, clouded by the onset of war in Iraq. Many investors questioned the economy's strength following the fourth quarter 2002 gross domestic product (GDP) growth rate of just 1.4% annualized. This sentiment continued in 2003's first quarter as GDP growth improved slightly to 1.9% annualized amid mixed economic data, in line with most analysts' estimates. In November 2002, the Federal Reserve Board cut the federal funds target rate 50 basis points (0.5%) to 1.25%. Interest rates remained relatively stable across the yield curve throughout the reporting period, hovering near a 41-year low. Inflation, the driver of interest rates, remained relatively stable

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 38.

                                                            SEMIANNUAL REPORT 17

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S.
Government Securities Fund
Based on Total Market Value
4/30/03

Mortgage-Backed
Securities 43.8%

Agency Notes
36.0%

Treasury Notes
19.6%

Short-Term
Investments &
Other Net Assets
0.6%


DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/02-4/30/03

                                             DIVIDEND PER SHARE
                                     ----------------------------------
MONTH                                     CLASS A      ADVISOR CLASS
-----------------------------------------------------------------------
November                                 3.90 cents     3.99 cents
December                                 3.90 cents     4.00 cents
January                                  3.40 cents     3.50 cents
February                                 3.40 cents     3.50 cents
March                                    3.40 cents     3.48 cents
April                                    3.40 cents     3.48 cents
-----------------------------------------------------------------------
TOTAL                                   21.40 CENTS    21.95 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

as the economic environment helped to mitigate upward pricing pressures. Energy costs were the primary area of noticeable inflation, though this was largely due to event risk related to the Iraq conflict.

Throughout the period, our relative value investment process focused on lower-coupon bonds and, as a result, we invested primarily in mortgages within the 5.0% through 7.0% coupon range. We also invested in higher-coupon bonds where we found value. Additionally, we sought agency debentures to provide the portfolio with attractive yields while maintaining a high level of quality.

18 SEMIANNUAL REPORT

We thank you for your investment in Franklin Short-Intermediate U.S. Government Securities Fund and look forward to serving you in the future.

/S/ ROGER A. BAYSTON

Roger A. Bayston, CFA
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                            SEMIANNUAL REPORT 19

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND

PERFORMANCE SUMMARY AS OF 4/30/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE         4/30/03    10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)               $0.00          $10.57      $10.57
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.2140

ADVISOR CLASS                      CHANGE         4/30/03    10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)               $0.00          $10.56      $10.56
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.2195

20 SEMIANNUAL REPORT         Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.81% and +6.02%.

PERFORMANCE

CLASS A                           6-MONTH    1-YEAR  5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1          +2.04%    +6.63%  +33.33%  +67.50%
Average Annual Total Return 2      -0.22%    +4.22%   +5.43%   +5.05%
Avg. Ann. Total Return (3/31/03)3            +5.20%   +5.46%   +5.08%
Distribution Rate 4                   3.77%
30-Day Standardized Yield 5           2.25%

ADVISOR CLASS 6                   6-MONTH    1-YEAR  5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1          +2.10%    +6.74%  +34.00%  +68.48%
Average Annual Total Return 2      +2.10%    +6.74%   +6.03%   +5.36%
Avg. Ann. Total Return (3/31/03)3            +7.77%   +6.04%   +5.38%
Distribution Rate 4                   3.95%
30-Day Standardized Yield 5           2.40%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Interest rate movements may affect the Fund's share price and yield. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. These and other risk considerations are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.         SEMIANNUAL REPORT 21

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                CLASS A
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  --------------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999       1998
                                                     -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $10.87       $13.07     $15.93     $12.75     $11.75     $14.74
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................         .31          .69 d      .76        .75        .61        .62
 Net realized and unrealized gains (losses) ........        1.24        (2.14)d    (2.12)      3.08       1.03      (1.92)
                                                     ---------------------------------------------------------------------
Total from investment operations ...................        1.55        (1.45)     (1.36)      3.83       1.64      (1.30)
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (.21)        (.75)      (.83)      (.65)      (.64)      (.65)
 Net realized gains ................................          --           --       (.67)        --         --      (1.04)
                                                     ---------------------------------------------------------------------
Total distributions ................................        (.21)        (.75)     (1.50)      (.65)      (.64)     (1.69)
                                                     ---------------------------------------------------------------------
Net asset value, end of period .....................      $12.21       $10.87     $13.07     $15.93     $12.75     $11.75
                                                     =====================================================================

Total return b......................................      14.42%     (11.74)%    (9.15)%     30.51%     14.25%    (9.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................    $188,945     $168,040  $ 169,659   $159,130   $129,908   $170,569
Ratios to average net assets:
 Expenses ..........................................        .99%c       1.00%      1.00%      1.05%      1.05%       .98%
 Net investment income .............................       5.39%c       5.45%d     5.26%      4.92%      4.92%      4.63%
Portfolio turnover rate ............................       32.81%      91.25%    163.07%    177.02%    147.75%     79.17%

aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share ........................ $(.017)
 Net realized and unrealized gains (losses) per share ...   .017
 Ratio of net investment income to average net assets ...   (.14)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

22 SEMIANNUAL REPORT                          See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                CLASS C
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  --------------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999       1998
                                                     -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $10.82       $13.01     $15.86     $12.70     $11.70     $14.68
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a ............................        .26          .60 d      .66        .64        .51        .51
 Net realized and unrealized gains (losses) .........       1.24        (2.13)d    (2.12)      3.06       1.04      (1.91)
                                                     ---------------------------------------------------------------------
Total from investment operations ....................       1.50        (1.53)     (1.46)      3.70       1.55      (1.40)
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.18)        (.66)      (.72)      (.54)      (.55)      (.54)
 Net realized gains .................................         --           --       (.67)        --         --      (1.04)
                                                     ---------------------------------------------------------------------
Total distributions .................................       (.18)        (.66)     (1.39)      (.54)      (.55)     (1.58)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ......................     $12.14       $10.82     $13.01     $15.86     $12.70     $11.70
                                                     =====================================================================

Total return b ......................................     13.90%     (12.35)%    (9.82)%     29.54%     13.48%   (10.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $69,656      $55,759    $46,861    $35,525    $29,148    $41,533
Ratios to average net assets:
 Expenses ...........................................      1.74%c       1.72%      1.75%      1.77%      1.80%      1.73%
 Net investment income ..............................      4.64%c       4.73%d     4.55%      4.21%      4.16%      3.93%
Portfolio turnover rate .............................     32.81%       91.25%    163.07%    177.02%    147.75%     79.17%

aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share .........................$(.017)
 Net realized and unrealized gains (losses) per share ....  .017
 Ratio of net investment income to average net assets ....  (.14)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                 See notes to financial statements.         SEMIANNUAL REPORT 23

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

                                                                                      SHARES/
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS .7%
 CONSUMER NON-DURABLES .4%
aDean Foods Inc. ...............................................................       20,663 $    899,460
                                                                                              ------------
 ELECTRONIC TECHNOLOGY .3%
aXicor Inc. ....................................................................      133,689      795,450
aXicor Inc., wts., 144A, Private Placement, 11/19/06 ...........................       40,107       30,080
                                                                                              ------------
                                                                                                   825,530
                                                                                              ------------
 TOTAL COMMON STOCKS AND WARRANTS (COST $1,421,877) ............................                 1,724,990
                                                                                              ------------
 CONVERTIBLE PREFERRED STOCKS 51.2%
 COMMUNICATIONS 1.7%
 Alltel Corp.-Equity Units, 7.75%, cvt. pfd. ...................................       90,000    4,347,000
                                                                                              ------------
 CONSUMER DURABLES 2.6%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .............................      150,000    6,580,500
                                                                                              ------------
 CONSUMER NON-DURABLES 1.8%
 Suiza Capital Trust II, 5.50%, cvt. pfd. ......................................       83,831    4,684,057
                                                                                              ------------
 CONSUMER SERVICES 3.6%
 Cendant Corp., 7.75%, cvt. pfd. ...............................................      120,000    4,578,000
 Six Flags Inc., 7.25%, cvt. pfd. ..............................................      250,000    4,650,000
                                                                                              ------------
                                                                                                 9,228,000
                                                                                              ------------
 DISTRIBUTION SERVICES 1.5%
 McKesson Financing Trust, 5.00%, cvt. pfd. ....................................       75,000    3,712,500
                                                                                              ------------
 ELECTRONIC TECHNOLOGY 4.6%
 Northrop Grumman, 7.00%, cvt. pfd., B .........................................       40,000    4,920,000
 Raytheon Co., 8.25%, cvt. pfd. ................................................       75,000    4,050,750
 Solectron Corp., 7.25%, cvt. pfd. .............................................      273,000    3,003,000
                                                                                              ------------
                                                                                                11,973,750
                                                                                              ------------
 ENERGY MINERALS 3.3%
 Chesapeake Energy Corp., 6.75%, cvt. pfd. .....................................       80,000    5,130,000
 Newfield Financial Trust I, 6.50%, cvt. pfd. ..................................       65,000    3,496,025
                                                                                              ------------
                                                                                                 8,626,025
                                                                                              ------------
 FINANCE 11.7%
 Capital One Financial, 6.25%, cvt. pfd. .......................................      100,000    3,712,500
 Commerce Capital Trust II, 5.95%, cvt. pfd. ...................................       70,000    3,863,125
 Hartford Financial Service Group Inc., 6.00%, cvt. pfd. .......................       75,000    3,393,750
 MetLife Capital Trust I, 8.00%, cvt. pfd. .....................................       30,000    2,602,500
 Prudential Financial Inc., 6.75% cvt. pfd. ....................................       60,700    3,323,325
 Simon Property Group Inc., 6.50%, cvt. pfd. ...................................       25,000    2,500,000
 Travelers Property Casualty Corp., 4.50%, cvt. pfd. ...........................      250,000    6,125,000
 Washington Mutual Capital Trust I, 5.375%, cvt. pfd. ..........................       80,000    4,580,000
                                                                                              ------------
                                                                                                30,100,200
                                                                                              ------------

24 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                      SHARES/
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (CONT.)
 HEALTH SERVICES 2.3%
 Anthem Inc., 6.00%, cvt. pfd. .................................................       35,000 $  2,940,000
 Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..............................       30,000    3,093,750
                                                                                              ------------
                                                                                                 6,033,750
                                                                                              ------------
 INDUSTRIAL SERVICES 3.3%
 Allied Waste Industries Inc., 6.25%, cvt. pfd. ................................       92,500    4,768,375
 Weatherford International Inc., 5.00%, cvt. pfd. ..............................       75,000    3,824,775
                                                                                              ------------
                                                                                                 8,593,150
                                                                                              ------------
 PROCESS INDUSTRIES 2.9%
 International Paper Co., 5.25%, cvt. pfd. .....................................       75,000    3,796,875
 Temple Inland Inc., 7.50%, cvt. pfd. ..........................................       80,000    3,704,000
                                                                                              ------------
                                                                                                 7,500,875
                                                                                              ------------
 REAL ESTATE 3.0%
 Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ............................      140,000    3,192,000
 Host Marriott Corp., 6.75%, cvt. pfd. .........................................      122,800    4,688,013
                                                                                              ------------
                                                                                                 7,880,013
                                                                                              ------------
 RETAIL TRADE 1.2%
 Toys R Us Inc., 6.25%, cvt. pfd. ..............................................       94,000    3,211,980
                                                                                              ------------
 TECHNOLOGY SERVICES .9%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ..............................      120,000    2,376,000
                                                                                              ------------
 TRANSPORTATION 1.5%
 Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................       75,000    3,867,188
                                                                                              ------------
 UTILITIES 5.3%
 DTE Energy Co., 8.75%, cvt. pfd. ..............................................      200,000    5,060,000
 FPL Group Inc., 8.50%, cvt. pfd. ..............................................       85,000    4,794,000
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .................................      200,000    3,784,000
                                                                                              ------------
                                                                                                13,638,000
                                                                                              ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $132,638,035) ........................               132,352,988
                                                                                              ------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
 CONVERTIBLE BONDS 44.2%
 COMMERCIAL SERVICES 1.6%
 Lamar Advertising Co., cvt., 5.25%, 9/15/06 ...................................  $ 4,000,000    4,080,000
                                                                                              ------------
 CONSUMER SERVICES 5.2%
bAdelphia Communications Corp., cvt., junior sub. note, 6.00%, 2/15/06 .........   11,250,000      900,000
 Charter Communications Inc., cvt., 4.75%, 6/01/06 .............................   10,000,000    3,950,000
 Liberty Media Corp. into Viacom, cvt., Series B, 3.25%, 3/15/31 ...............    6,000,000    6,255,000
 Times-Mirror Co. into Tribune Co., cvt., zero cpn., 4/15/17 ...................    3,102,000    2,268,336
                                                                                              ------------
                                                                                                13,373,336
                                                                                              ------------

                                                            SEMIANNUAL REPORT 25

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 DISTRIBUTION SERVICES 3.0%
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 ...............................  $ 3,500,000 $  4,615,625
 Performance Food Group Co., cvt., 5.50%, 10/16/08 .............................    2,500,000    3,215,625
                                                                                              ------------
                                                                                                 7,831,250
                                                                                              ------------
 ELECTRONIC TECHNOLOGY 6.2%
 Advanced Energy Industries Inc., cvt., 5.00%, 9/01/06 .........................    2,000,000    1,827,500
 L-3 Communications Holdings Inc., cvt., 4.00%, 9/15/11 ........................    3,000,000    3,296,250
 Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..............................    5,000,000    4,775,000
 Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 ..........    8,000,000    5,200,000
 MSC Software Corp., cvt., 144A, 2.50%, 5/05/08 ................................    1,000,000    1,027,500
                                                                                              ------------
                                                                                                16,126,250
                                                                                              ------------
 FINANCE 1.8%
 NCO Group Inc., cvt., 4.75%, 4/15/06 ..........................................    5,000,000    4,631,250
                                                                                              ------------
 HEALTH SERVICES .9%
 Lifepoint Hospitals Holding, cvt., 4.50%, 6/01/09 .............................    2,500,000    2,346,875
                                                                                              ------------
 HEALTH TECHNOLOGY 12.7%
 Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................    4,000,000    4,455,000
 Alza Corp., cvt., zero cpn., 7/28/20 ..........................................    2,000,000    1,570,000
 Cubist Pharmaceuticals Inc., cvt., sub. note, 5.50%, 11/01/08 .................    3,000,000    2,148,750
 Gilead Sciences Inc., cvt., A, 2.00%, 12/15/07 ................................    4,000,000    4,870,000
 ICN Pharmaceuticals Inc. cvt., sub. note, 6.50%, 7/15/08 ......................    4,000,000    3,395,000
 Idec Pharmaceuticals Corp., cvt., zero cpn., 2/16/19 ..........................    2,500,000    3,331,250
 InterMune Inc., cvt., 5.75%, 7/15/06 ..........................................    5,000,000    4,750,000
 IVAX Corp., cvt., 4.50%, 5/15/08 ..............................................    5,000,000    4,656,250
 Osi Pharmaceuticals Inc., cvt., 4.00%, 2/01/09 ................................    4,500,000    3,853,125
                                                                                              ------------
                                                                                                33,029,375
                                                                                              ------------
 INDUSTRIAL SERVICES 1.8%
 Waste Connections Inc., cvt., 5.50%, 4/15/06 ..................................    4,000,000    4,550,000
                                                                                              ------------
 PRODUCER MANUFACTURING 3.8%
 Lennox International Inc., cvt., 6.25%, 6/01/09 ...............................    3,500,000    4,095,000
 Tyco International Group SA, cvt., A, 2.75%, 1/15/18 ..........................    5,500,000    5,603,125
                                                                                              ------------
                                                                                                 9,698,125
                                                                                              ------------
 RETAIL TRADE 2.7%
 Charming Shoppes Inc., cvt., 4.75%, 6/01/12 ...................................    2,800,000    2,474,500
 Gap Inc., cvt., 5.75%, 3/15/09 ................................................    3,500,000    4,602,500
                                                                                              ------------
                                                                                                 7,077,000
                                                                                              ------------
 TECHNOLOGY SERVICES 2.7%
 Bisys Group Inc., cvt., 4.00%, 3/15/06 ........................................    4,000,000    3,940,000
 Symantec Corp., cvt., 3.00%, 11/01/06 .........................................    2,000,000    2,927,500
                                                                                              ------------
                                                                                                 6,867,500
                                                                                              ------------

26 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 UTILITIES 1.8%
 Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ......................  $ 4,000,000 $  4,770,000
                                                                                              ------------
 TOTAL CONVERTIBLE BONDS (COST $122,854,291) ...................................               114,380,961
 TOTAL LONG TERM INVESTMENTS (COST $256,914,203) ...............................               248,458,939
                                                                                              ------------

                                                                                    SHARES
                                                                                   --------
 SHORT TERM INVESTMENTS (COST $8,777,971) 3.4%
cFranklin Institutional Fiduciary Trust Money Market Portfolio .................    8,777,971    8,777,971
                                                                                              ------------
 TOTAL INVESTMENTS (COST $265,692,174) 99.5% ...................................               257,236,910
 OTHER ASSETS, LESS LIABILITIES .5% ............................................                 1,364,154
                                                                                              ------------
 NET ASSETS 100.0% .............................................................              $258,601,064
                                                                                              ============

aNon-income producing
bSee Note 7 regarding defaulted securities.
cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.   SEMIANNUAL REPORT 27

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                CLASS A
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  --------------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999       1998
                                                     -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $15.42       $17.76     $19.82     $19.20     $19.93     $19.31
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................       .20          .42 d      .43        .53        .58        .64
 Net realized and unrealized gains (losses) ..........       .13        (2.21)d    (1.60)      1.89        .36       1.42
                                                      --------------------------------------------------------------------
Total from investment operations .....................       .33        (1.79)     (1.17)      2.42        .94       2.06
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................      (.23)        (.40)      (.46)      (.52)      (.60)      (.65)
 Net realized gains ..................................        --         (.15)      (.43)     (1.28)     (1.07)      (.79)
                                                      --------------------------------------------------------------------
Total distributions ..................................      (.23)        (.55)      (.89)     (1.80)     (1.67)     (1.44)
                                                      --------------------------------------------------------------------
Net asset value, end of period .......................    $15.52       $15.42     $17.76     $19.82     $19.20     $19.93
                                                      ====================================================================

Total return b .......................................     2.11%     (10.43)%    (6.22)%     14.05%      4.90%     10.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................  $439,127     $404,219   $373,232   $344,671   $385,968   $428,228
Ratios to average net assets:
 Expenses ............................................     1.01%c       1.00%       .99%      1.04%       .94%       .94%
 Net investment income ...............................     2.66%c       2.34%d     2.19%      2.94%      2.95%      3.20%
Portfolio turnover rate ..............................    26.07%       77.27%    114.13%     69.75%     50.20%     30.65%

aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share .........................$(.012)
 Net realized and unrealized gains (losses) per share ....  .012
 Ratio of net investment income to average net assets ....  (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

28 SEMIANNUAL REPORT      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                    CLASS B
                                                     -----------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  ------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999 D
                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $15.37       $17.70     $19.76     $19.16     $19.37
                                                     -----------------------------------------------------------
Income from investment operations:
 Net investment income ..............................        .14          .28 c      .27        .39        .33
 Net realized and unrealized gains (losses) .........        .13        (2.19)c    (1.59)      1.88       (.16)
                                                     -----------------------------------------------------------
Total from investment operations ....................        .27        (1.91)     (1.32)      2.27        .17
                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.18)        (.27)      (.31)      (.39)      (.38)
 Net realized gains .................................         --         (.15)      (.43)     (1.28)        --
                                                     -----------------------------------------------------------
Total distributions .................................       (.18)        (.42)      (.74)     (1.67)      (.38)
                                                     -----------------------------------------------------------
Net asset value, end of period ......................     $15.46       $15.37     $17.70     $19.76     $19.16
                                                     ===========================================================
Total return a ......................................      1.76%     (11.07)%    (6.97)%     13.17%       .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $28,144      $21,341    $10,661     $4,509     $2,493
Ratios to average net assets:
 Expenses ...........................................      1.75%b       1.75%      1.73%      1.78%      1.69%b
 Net investment income ..............................      1.92%b       1.59%c     1.41%      2.18%      2.03%b
Portfolio turnover rate .............................     26.07%       77.27%    114.13%     69.75%     50.20%

aTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
bAnnualized
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share .........................$(.012)
 Net realized and unrealized gains (losses) per share ....  .012
 Ratio of net investment income to average net assets ....  (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

dFor the period January 1, 1999 (effective date) to October 31, 1999.

                         See notes to financial statements. SEMIANNUAL REPORT 29

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                CLASS C
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  --------------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999       1998
                                                     -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $15.38       $17.70     $19.77     $19.14     $19.88     $19.26
                                                      ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................       .14          .28 d      .28        .40        .43        .50
 Net realized and unrealized gains (losses) ..........       .13        (2.18)d    (1.61)      1.89        .36       1.41
                                                      ---------------------------------------------------------------------
Total from investment operations .....................       .27        (1.90)     (1.33)      2.29        .79       1.91
                                                      ---------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................      (.18)        (.27)      (.31)      (.38)      (.46)      (.50)
 Net realized gains ..................................        --         (.15)      (.43)     (1.28)     (1.07)      (.79)
                                                      ---------------------------------------------------------------------
Total distributions ..................................      (.18)        (.42)      (.74)     (1.66)     (1.53)     (1.29)
                                                      ---------------------------------------------------------------------
Net asset value, end of period .......................    $15.47       $15.38     $17.70     $19.77     $19.14     $19.88
                                                      =====================================================================

Total return b .......................................     1.77%     (11.07)%    (7.00)%     13.26%      4.11%     10.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................  $107,927      $96,701    $84,912    $73,387    $82,353    $81,078
Ratios to average net assets:
 Expenses ............................................     1.76%c       1.73%      1.74%      1.78%      1.69%      1.69%
 Net investment income ...............................     1.91%c       1.61%d     1.44%      2.20%      2.20%      2.45%
Portfolio turnover rate ..............................    26.07%       77.27%    114.13%     69.75%     50.20%     30.65%

aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share ..........................$(.012)
 Net realized and unrealized gains (losses) per share .....  .012
 Ratio of net investment income to average net assets .....  (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

30 SEMIANNUAL REPORT    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                  CLASS R
                                                               --------------------------------------
                                                                 SIX MONTHS ENDED
                                                                  APRIL 30, 2003      PERIOD ENDED
                                                                    (UNAUDITED)    OCTOBER 31, 2002 D
                                                               --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $15.44             $16.20
                                                                -------------------------------------
Income from investment operations:
 Net investment income a .......................................         .18                .06 e
 Net realized and unrealized gains (losses) ....................         .14               (.73)e
                                                                -------------------------------------
Total from investment operations ...............................         .32               (.67)
                                                                -------------------------------------
Less distributions from net investment income ..................        (.22)              (.09)
                                                                -------------------------------------
Net asset value, end of period .................................      $15.54             $15.44
                                                                =====================================
Total return b .................................................       2.07%            (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................      $8,737             $2,842
Ratios to average net assets: ..................................
 Expenses ......................................................       1.25%c             1.25%c
 Net investment income .........................................       2.42%c             2.09%c,e
 Portfolio turnover rate .......................................      26.07%             77.27%

aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period August 1, 2002 (effective date) to October 31, 2002.
eEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share .........................$(.003)
 Net realized and unrealized gains (losses) per share ....  .003
 Ratio of net investment income to average net assets ....  (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                       See notes to financial statements.   SEMIANNUAL REPORT 31

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 90.2%
 COMMERCIAL SERVICES 2.3%
 The McGraw-Hill Cos. Inc. .....................................................       62,100 $  3,626,019
 R.R. Donnelley & Sons Co. .....................................................      485,200    9,781,632
                                                                                              ------------
                                                                                                13,407,651
                                                                                              ------------
 COMMUNICATIONS 7.4%
 Alltel Corp. ..................................................................       72,500    3,397,350
 BellSouth Corp. ...............................................................      501,600   12,785,784
 SBC Communications Inc. .......................................................      533,600   12,464,896
 Verizon Communications Inc. ...................................................      236,750    8,849,715
 Vodafone Group PLC, ADR (United Kingdom) ......................................      287,600    5,682,976
                                                                                              ------------
                                                                                                43,180,721
                                                                                              ------------
 CONSUMER DURABLES 1.1%
 Stanley Works .................................................................      276,600    6,646,698
                                                                                              ------------
 CONSUMER NON-DURABLES 5.7%
 Altria Group Inc. .............................................................      174,200    5,358,392
 General Mills Inc. ............................................................      130,000    5,864,300
 Kimberly-Clark Corp. ..........................................................      240,700   11,979,639
 Loews Corp. - Carolina Group ..................................................      144,200    2,650,396
 Sara Lee Corp. ................................................................      422,100    7,082,838
                                                                                              ------------
                                                                                                32,935,565
                                                                                              ------------
 CONSUMER SERVICES 3.8%
 Dow Jones & Co. Inc. ..........................................................      129,900    5,144,040
 McDonald's Corp. ..............................................................      541,100    9,252,810
 The Walt Disney Co. ...........................................................      409,400    7,639,404
                                                                                              ------------
                                                                                                22,036,254
                                                                                              ------------
 ELECTRONIC TECHNOLOGY 8.1%
 Diebold Inc. ..................................................................      162,100    6,480,758
 General Dynamics Corp. ........................................................      119,800    7,435,986
 Hewlett-Packard Co. ...........................................................      252,600    4,117,380
 Motorola Inc. .................................................................      818,300    6,472,753
 Nokia Corp., ADR (Finland) ....................................................      295,100    4,889,807
 Raytheon Co. ..................................................................      295,900    8,856,287
 Rockwell Automation Inc. ......................................................      395,000    9,006,000
                                                                                              ------------
                                                                                                47,258,971
                                                                                              ------------
 ENERGY MINERALS 9.1%
 BP PLC, ADR (United Kingdom) ..................................................      359,500   13,855,130
 ChevronTexaco Corp. ...........................................................      268,860   16,887,097
 Exxon Mobil Corp. .............................................................      290,134   10,212,717
 Shell Transport & Trading Co. PLC, ADR (United Kingdom) .......................      340,200   12,277,818
                                                                                              ------------
                                                                                                53,232,762
                                                                                              ------------
 FINANCE 21.3%
 Aegon NV, ADR (Netherlands) ...................................................      499,200    5,131,776
 Arthur J. Gallagher & Co. .....................................................      293,300    7,329,567

32 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE (CONT.)
 Bank of America Corp. .........................................................      104,200 $  7,716,010
 CIT Group Inc. ................................................................      306,200    6,237,294
 Citigroup Inc. ................................................................      225,500    8,850,875
 Fannie Mae ....................................................................      161,600   11,698,224
 Fleet Boston Financial Corp. ..................................................      295,400    7,834,008
 Jefferson-Pilot Corp. .........................................................      148,900    5,969,401
 JP Morgan Chase & Co. .........................................................      219,950    6,455,533
 KeyCorp .......................................................................      191,000    4,605,010
 Morgan Stanley ................................................................      197,400    8,833,650
 National Commerce Financial Corp. .............................................      298,100    6,063,354
 St. Paul Cos. Inc. ............................................................      207,500    7,125,550
 U.S. Bancorp ..................................................................      425,400    9,422,610
 Washington Mutual Inc. ........................................................      382,300   15,100,850
 Wells Fargo & Co. .............................................................      121,500    5,863,590
                                                                                              ------------
                                                                                               124,237,302
                                                                                              ------------
 HEALTH SERVICES .5%
 CIGNA Corp. ...................................................................       59,500    3,111,850
                                                                                              ------------
 HEALTH TECHNOLOGY 8.4%
 Abbott Laboratories ...........................................................      188,800    7,670,944
 Bristol-Myers Squibb Co. ......................................................      116,700    2,980,518
 Merck & Co. Inc. ..............................................................       97,100    5,649,278
 Pall Corp. ....................................................................      325,800    6,880,896
 Pfizer Inc. ...................................................................      306,000    9,409,500
 Schering-Plough Corp. .........................................................      312,600    5,658,060
 Wyeth .........................................................................      241,800   10,525,554
                                                                                              ------------
                                                                                                48,774,750
                                                                                              ------------
 NON-ENERGY MINERALS 1.0%
 Alcoa Inc. ....................................................................      258,900    5,936,577
                                                                                              ------------
 PROCESS INDUSTRIES 3.1%
 Dow Chemical Co. ..............................................................      192,400    6,279,936
 E.I. du Pont de Nemours and Co. ...............................................      279,100   11,870,123
                                                                                              ------------
                                                                                                18,150,059
                                                                                              ------------
 PRODUCER MANUFACTURING 9.0%
 Delphi Corp. ..................................................................      677,400    5,690,160
 Dover Corp. ...................................................................      145,000    4,167,300
 Emerson Electric Co. ..........................................................      114,800    5,820,360
 General Electric Co. ..........................................................      503,400   14,825,130
 Honeywell International Inc. ..................................................      406,900    9,602,840
 Pitney Bowes Inc. .............................................................      245,100    8,605,461
 United Technologies Corp. .....................................................       65,000    4,017,650
                                                                                              ------------
                                                                                                52,728,901
                                                                                              ------------
 REAL ESTATE .6%
 Vornado Realty Trust ..........................................................       95,000    3,610,000
                                                                                              ------------

                                                            SEMIANNUAL REPORT 33

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 RETAIL TRADE 3.3%
 Albertson's Inc. ..............................................................      137,900 $  2,738,694
 J.C. Penney Co. Inc. ..........................................................      337,600    5,759,456
 Limited Brands Inc. ...........................................................      200,000    2,908,000
 May Department Stores Co. .....................................................      153,100    3,310,022
 Nordstrom Inc. ................................................................      252,200    4,370,626
                                                                                              ------------
                                                                                                19,086,798
                                                                                              ------------
 TECHNOLOGY SERVICES 1.9%
 Automatic Data Processing Inc. ................................................      145,200    4,883,076
 Electronic Data Systems Corp. .................................................      334,300    6,067,545
                                                                                              ------------
                                                                                                10,950,621
                                                                                              ------------
 UTILITIES 3.6%
 American Electric Power Co. Inc. ..............................................      100,000    2,638,000
 FirstEnergy Corp. .............................................................      179,000    6,037,670
 Pinnacle West Capital Corp. ...................................................      184,200    6,119,124
 Progress Energy Inc. ..........................................................      151,900    6,346,382
                                                                                              ------------
                                                                                                21,141,176
                                                                                              ------------
 TOTAL COMMON STOCKS (COST $532,036,141) .......................................               526,426,656
                                                                                              ------------
 CONVERTIBLE PREFERRED STOCKS 4.9%
 FINANCE 1.7%
 MetLife Capital Trust I, 8.00%, cvt. pfd. .....................................       45,000    3,903,750
 Prudential Financial Inc., 6.75%, cvt. pfd. ...................................      107,700    5,896,575
                                                                                              ------------
                                                                                                 9,800,325
                                                                                              ------------
 REAL ESTATE .5%
 Host Marriott Corp., 6.75%, cvt. pfd. .........................................       82,500    3,149,520
                                                                                              ------------
 RETAIL TRADE 1.0%
 Toys R Us Inc., 6.25%, cvt. pfd. ..............................................      172,600    5,897,742
 UTILITIES 1.7%
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .................................      310,000    5,865,200
 Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ..........................      146,300    3,865,246
                                                                                              ------------
                                                                                                 9,730,446
                                                                                              ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $29,601,282) .........................                28,578,033
                                                                                              ------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
 CONVERTIBLE BONDS .8%
 DISTRIBUTION SERVICES (COST $4,579,909)
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 ...............................  $ 3,535,000    4,661,780
                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $566,217,332)                                               559,666,469
                                                                                              ------------

34 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS (COST $22,837,976) 3.9%
aFranklin Institutional Fiduciary Trust Money Market Portfolio .................   22,837,976 $ 22,837,976
                                                                                              ------------
 TOTAL INVESTMENTS (COST $589,055,308) 99.8% ...................................               582,504,445
 OTHER ASSETS, LESS LIABILITIES .2% ............................................                 1,431,085
                                                                                              ------------
 NET ASSETS 100.0% .............................................................              $583,935,530
                                                                                              ============

aSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.   SEMIANNUAL REPORT 35

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                CLASS A
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  --------------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999       1998
                                                     -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $10.57       $10.58     $10.09     $10.11     $10.46     $10.29
                                                      ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................       .16          .44        .55 d      .57        .53        .54
 Net realized and unrealized gains (losses) ..........       .05          .06        .51 d       --       (.38)       .19
                                                      ---------------------------------------------------------------------
Total from investment operations .....................       .21          .50       1.06        .57        .15        .73
                                                      ---------------------------------------------------------------------
Less distributions from net investment income ........      (.21)        (.51)      (.57)      (.59)      (.50)      (.56)
                                                      ---------------------------------------------------------------------
Net asset value, end of period .......................    $10.57       $10.57     $10.58     $10.09     $10.11     $10.46
                                                      =====================================================================
Total return b .......................................     2.04%        4.87%     10.81%      5.86%      1.51%      7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................  $342,387     $295,623   $193,236   $141,646   $176,114   $224,132
Ratios to average net assets:
 Expenses ............................................      .77%c        .80%       .86%       .85%       .79%       .78%
 Net investment income ...............................     3.07%c       4.22%      5.33%d     5.66%      5.18%      5.24%
Portfolio turnover rate ..............................    36.17%      112.71%     53.64%     56.80%     64.26%     37.70%

aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dEffective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share .........................$(.017)
 Net realized and unrealized gains (losses) per share ....  .017
 Ratio of net investment income to average net assets ....  (.16)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

36 SEMIANNUAL REPORT   See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                            ADVISOR CLASS
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  --------------------------------------------------
                                                       (UNAUDITED)      2002       2001      2000        1999       1998
                                                     -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $10.56       $10.57     $10.08     $10.10     $10.45     $10.30
                                                      ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a ............................        .16          .44        .55 d      .57        .54        .57
 Net realized and unrealized gains (losses) .........        .06          .07        .52 d      .01       (.38)       .16
                                                      ---------------------------------------------------------------------
Total from investment operations ....................        .22          .51       1.07        .58        .16        .73
                                                      ---------------------------------------------------------------------
Less distributions from net investment income .......       (.22)        (.52)      (.58)      (.60)     (.51)       (.58)
                                                      ---------------------------------------------------------------------
Net asset value, end of period ......................     $10.56       $10.56     $10.57     $10.08     $10.10     $10.45
                                                      =====================================================================

Total return b ......................................      2.10%        4.97%     10.92%      5.97%      1.62%      7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $11,428       $7,348     $1,184     $1,483     $1,367     $3,644
Ratios to average net assets:
 Expenses ...........................................       .67%c        .70%       .76%       .75%       .69%       .69%
 Net investment income ..............................      3.17%c       4.32%      5.35%d     5.76%      5.26%      5.28%
Portfolio turnover rate .............................     36.17%      112.71%     53.64%     56.80%     64.26%     37.70%

aBased on average shares outstanding effective year ended October 31, 1999. bTotal return is not annualized for periods less than one year.
cAnnualized
dEffective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required.

 The effect of this change was as follows:

 Net investment income per share .........................$(.017)
 Net realized and unrealized gains (losses) per share ....  .017
 Ratio of net investment income to average net assets ....  (.16)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                     See notes to financial statements.     SEMIANNUAL REPORT 37

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

                                                                                   PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                         AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 AGENCY BONDS 37.0%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 21.4%
 2.375%, 4/15/06 ............................................................... $20,500,000 $ 20,663,201
 4.25%, 6/15/05 ................................................................  40,000,000   42,119,920
 7.00%, 3/15/10 ................................................................  10,700,000   12,912,268
                                                                                             ------------
                                                                                               75,695,389
                                                                                             ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 15.6%
 3.875%, 3/15/05 ...............................................................  24,000,000   25,058,256
 5.25%, 6/15/06 ................................................................  27,600,000   30,125,179
                                                                                             ------------
                                                                                               55,183,435
                                                                                             ------------
 TOTAL AGENCY BONDS (COST $127,412,363) ........................................              130,878,824
                                                                                             ------------
 MORTGAGE BACKED SECURITIES 45.0%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 2.6%
 FHLMC Gold, 8.50%, 12/01/22 - 1/01/27 .........................................   5,577,780    6,116,085
 FHLMC Gold, 9.50%, 3/01/21 ....................................................     524,224      573,885
 FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13 ..................................   2,346,717    2,508,489
                                                                                             ------------
                                                                                                9,198,459
                                                                                             ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 32.6%
 FNMA, 5.50%, 5/01/33 ..........................................................   7,500,000    7,706,250
 FNMA, 5.50%, 3/01/33 - 4/01/33 ................................................   8,995,429    9,258,546
 FNMA, 9.00%, 7/01/16 - 1/01/17 ................................................   1,079,185    1,203,813
 FNMA, 9.25%, 1/01/17 ..........................................................     106,764      118,620
 FNMA, 9.50%, 7/01/16 - 6/01/22 ................................................   1,909,048    2,130,149
 FNMA 15 year, 5.00%, 3/01/18 - 05/01/18 .......................................  17,962,748   18,565,114
 FNMA 15 year, 5.50%, 3/01/16 - 10/01/17 .......................................  35,333,334   36,794,237
 FNMA 15 year, 6.00%, 4/01/16 - 5/01/17 ........................................  19,634,817   20,589,828
 FNMA 15 year, 6.50%, 12/01/08 - 10/01/16 ......................................   8,387,337    8,906,926
 FNMA 15 year, 7.00%, 7/01/12 - 7/01/14 ........................................   2,897,578    3,096,838
 FNMA 15 year, 7.50%, 12/01/14 - 1/01/15 .......................................   1,477,217    1,585,708
 FNMA 7 year balloon, 6.00%, 4/01/04 ...........................................   1,644,617    1,680,505
 FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06 ................................   3,563,726    3,654,858
                                                                                             ------------
                                                                                              115,291,392
                                                                                             ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 9.8%
 GNMA, 5.50%, 05/01/33 .........................................................   2,000,000    2,065,000
 GNMA, 6.00%, 05/01/29 .........................................................   1,000,000    1,045,625
 GNMA, 7.50%, 8/15/05 - 9/15/07 ................................................   8,407,208    8,854,058
 GNMA, 8.00%, 11/15/16 - 1/15/17 ...............................................     590,029      648,396
 GNMA, 8.50%, 9/15/04 - 1/15/17 ................................................     883,084      955,284
 GNMA, 9.00%, 6/15/16 - 9/15/17 ................................................   3,117,456    3,482,733
 GNMA, 9.50%, 11/15/17 .........................................................     129,520      146,174
 GNMA II, 7.50%, 10/20/29 - 10/20/31 ...........................................   8,961,157    9,515,490
 GNMA II, 8.50%, 11/20/16 - 1/20/17 ............................................     255,519      280,989
 GNMA II, 9.00%, 5/20/16 - 4/20/17 .............................................   1,246,775    1,388,402
 GNMA II, 9.50%, 6/20/16 .......................................................     162,067      181,751

38 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                         AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 MORTGAGE BACKED SECURITIES (CONT.)
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
 GNMA 15 year, 6.50%, 10/15/13 - 7/15/14 ....................................... $ 4,550,197 $  4,867,641
 GNMA 15 year, 7.50%, 10/15/14 - 12/15/14 ......................................   1,101,274    1,192,040
                                                                                             -------------
                                                                                               34,623,583
                                                                                             -------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $154,790,634) ..........................              159,113,434
                                                                                             -------------
 TREASURY NOTES 20.0%
 U.S. Treasury Note, 1.625%, 1/31/05 ...........................................   7,000,000    7,028,714
 U.S. Treasury Note, 1.75%, 12/31/04 ...........................................  20,000,000   20,131,260
 U.S. Treasury Note, 2.125%, 10/31/04 ..........................................  15,000,000   15,186,915
 U.S. Treasury Note, 3.00%, 11/15/07 ...........................................  17,600,000   17,846,822
 U.S. Treasury Note, 4.625%, 5/15/06 ...........................................  10,000,000   10,774,613
                                                                                             -------------
 TOTAL TREASURY NOTES (COST $70,312,160) .......................................               70,968,324
                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $352,515,157) ...............................              360,960,582
                                                                                             -------------

                                                                                     SHARES
                                                                                     -------
 SHORT TERM INVESTMENTS .6%
aFranklin Institutional Fiduciary Trust Money Market Portfolio
 (COST $2,036,712) .............................................................   2,036,712    2,036,712
                                                                                             -------------
 TOTAL INVESTMENTS (COST $354,551,869) 102.6% ..................................              362,997,294
 OTHER ASSETS, LESS LIABILITIES (2.6)% .........................................               (9,181,571)
                                                                                             -------------
 NET ASSETS 100.0% .............................................................             $353,815,723
                                                                                             =============

aSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.   SEMIANNUAL REPORT 39

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)

                                                                                       FRANKLIN
                                                   FRANKLIN                      SHORT-INTERMEDIATE
                                                  CONVERTIBLE    FRANKLIN EQUITY   U.S. GOVERNMENT
                                                SECURITIES FUND    INCOME FUND     SECURITIES FUND
                                               ----------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................     $ 265,692,174      $ 589,055,308      $ 354,551,869
                                                ====================================================
  Value ...................................       257,236,910        582,504,445        362,997,294
 Receivables:
  Investment securities sold ..............           737,765                 --                 --
  Capital shares sold .....................           953,074          1,211,914          1,233,536
  Dividends and interest ..................         2,199,217          1,731,493          2,930,803
                                                ----------------------------------------------------
    Total assets ..........................       261,126,966        585,447,852        367,161,633
                                                ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........         1,955,069                 --         10,776,211
  Capital shares redeemed .................           326,241            694,524          1,969,417
  Affiliates ..............................           213,368            573,827            206,905
  Shareholders ............................            30,520            242,121            132,154
 Distributions to shareholders ............                --                 --            248,116
 Other liabilities ........................               704              1,850             13,107
                                                ----------------------------------------------------
   Total liabilities ......................         2,525,902          1,512,322         13,345,910
                                                ----------------------------------------------------
    Net assets, at value ..................     $ 258,601,064      $ 583,935,530      $ 353,815,723
                                                ====================================================
Net assets consist of:
 Undistributed net investment income ......     $   1,650,545      $    (309,502)     $  (1,887,881)
 Net unrealized appreciation (depreciation)        (8,455,264)        (6,550,863)         8,445,425
 Accumulated net realized gain (loss) .....       (25,828,854)       (43,369,811)        (5,338,944)
 Capital shares ...........................       291,234,637        634,165,706        352,597,123
                                                ----------------------------------------------------
     Net assets, at value .................     $ 258,601,064      $ 583,935,530      $ 353,815,723
                                                ====================================================

40 SEMIANNUAL REPORT     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003 (UNAUDITED)

                                                                                                          FRANKLIN
                                                                      FRANKLIN                      SHORT-INTERMEDIATE
                                                                     CONVERTIBLE    FRANKLIN EQUITY   U.S. GOVERNMENT
                                                                   SECURITIES FUND    INCOME FUND     SECURITIES FUND
                                                                  ----------------------------------------------------
CLASS A:
 Net assets, at value ............................................. $188,944,704      $439,127,445      $342,387,396
                                                                    =================================================
 Shares outstanding ...............................................   15,473,921        28,285,999        32,397,382
                                                                    =================================================
 Net asset value per share a ......................................       $12.21            $15.52            $10.57
                                                                    =================================================
 Maximum offering price per share (net asset
  value per share / 94.25%,
  94.25%, 97.75%, respectively) ...................................       $12.95            $16.47            $10.81
                                                                    =================================================
CLASS B:
 Net assets, at value .............................................           --      $ 28,143,986                --
                                                                    =================================================
 Shares outstanding ...............................................           --         1,819,905                --
                                                                    =================================================
 Net asset value and maximum offering price per share a ...........           --            $15.46                --
                                                                    =================================================
CLASS C:
 Net assets, at value ............................................. $ 69,656,360      $107,926,721                --
                                                                    =================================================
 Shares outstanding ...............................................    5,739,574         6,976,679                --
                                                                    =================================================
 Net asset value per share a ......................................       $12.14            $15.47                --
                                                                    =================================================
 Maximum offering price per share (net asset
  value per share / 99%) ..........................................       $12.26            $15.63                --
                                                                    =================================================
CLASS R:
 Net assets, at value .............................................           --       $ 8,737,378                --
                                                                    =================================================
 Shares outstanding ...............................................           --           562,369                --
                                                                    =================================================
 Net asset value and maximum offering price per share a ...........           --            $15.54                --
                                                                    =================================================
ADVISOR CLASS:
 Net assets, at value .............................................           --                --      $ 11,428,327
                                                                    =================================================
 Shares outstanding ...............................................           --                --         1,082,381
                                                                    =================================================
 Net asset value and maximum offering price per share .............           --                --            $10.56
                                                                    =================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                         See notes to financial statements. SEMIANNUAL REPORT 41

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                                                        FRANKLIN
                                                    FRANKLIN                      SHORT-INTERMEDIATE
                                                   CONVERTIBLE    FRANKLIN EQUITY   U.S. GOVERNMENT
                                                 SECURITIES FUND    INCOME FUND     SECURITIES FUND
                                                ----------------------------------------------------
Investment income:
 Dividends ................................       $  4,473,785     $  9,710,731      $     53,592
 Interest .................................          3,127,434          266,851         6,147,661
                                                  ------------------------------------------------
    Total investment income ...............          7,601,219        9,977,582         6,201,253
                                                  ------------------------------------------------
Expenses:
 Management fees (Note 3) .................            642,999        1,323,578           852,437
 Distribution fees (Note 3)
  Class A .................................            213,921          534,167           157,376
  Class B .................................                 --          120,914                --
  Class C .................................            321,708          518,244                --
  Class R .................................                 --           15,326                --
 Transfer agent fees (Note 3) .............            163,787          590,749           160,888
 Custodian fees ...........................              1,121            2,822             1,456
 Reports to shareholders ..................             29,845           32,532            10,515
 Registration and filing fees .............             22,699           48,667            34,543
 Professional fees ........................             11,302           11,711             9,442
 Trustees' fees and expenses ..............              4,642           10,672             5,419
 Other ....................................              4,499            9,859             3,544
                                                   ------------------------------------------------
   Total expenses .........................          1,416,523        3,219,241         1,235,620
                                                  ------------------------------------------------
    Net investment income .................          6,184,696        6,758,341         4,965,633
                                                  ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................            673,836      (22,212,251)          935,632
  Foreign currency transactions ...........                 --              (12)               --
                                                  ------------------------------------------------
     Net realized gain (loss) .............            673,836      (22,212,263)          935,632
 Net unrealized appreciation (depreciation)
    on investments ........................         25,147,153       26,623,901           723,286
                                                  ------------------------------------------------
Net realized and unrealized gain (loss) ...         25,820,989        4,411,638         1,658,918
                                                  ------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations ...............       $ 32,005,685     $ 11,169,979      $  6,624,551
                                                  ================================================

42 SEMIANNUAL REPORT            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                                  FRANKLIN CONVERTIBLE SECURITIES FUND       FRANKLIN EQUITY INCOME FUND
                                                  --------------------------------------------------------------------------
                                                    SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                     APRIL 30, 2003   OCTOBER 31, 2002     APRIL 30, 2003   OCTOBER 31, 2002
                                                  --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................     $   6,184,696      $  13,099,500      $   6,758,341      $  12,118,797
  Net realized gain (loss) from investments and
   foreign currency transactions ..............           673,836        (24,306,885)       (22,212,263)       (20,756,221)
  Net unrealized appreciation (depreciation)
   on investments .............................        25,147,153        (23,409,131)        26,623,901        (61,546,274)
                                                    -----------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ...............        32,005,685        (34,616,516)        11,169,979        (70,183,698)
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................        (3,215,457)       (11,124,319)        (6,286,158)        (9,679,916)
   Class B ....................................                --                 --           (282,538)          (259,160)
   Class C ....................................          (971,127)        (3,019,665)        (1,194,752)        (1,487,205)
   Class R ....................................                --                 --            (84,346)            (5,653)
  Net realized gains:
   Class A ....................................                --                 --                 --         (3,280,067)
   Class B ....................................                --                 --                 --           (104,777)
   Class C ....................................                --                 --                 --           (753,560)
                                                   ------------------------------------------------------------------------
 Total distributions to shareholders ..........        (4,186,584)       (14,143,984)        (7,847,794)       (15,570,338)
 Capital share transactions: (Note 2)
   Class A ....................................           288,864         35,059,040         32,194,050         97,345,351
   Class B ....................................                --               --            6,634,039         14,179,176
   Class C ....................................         6,694,005         20,980,322         10,758,528         27,720,193
   Class R ....................................                --               --            5,923,407          2,807,078
                                                    -----------------------------------------------------------------------
 Total capital share transactions .............         6,982,869         56,039,362         55,510,024        142,051,798
     Net increase (decrease) in net assets ....        34,801,970          7,278,862         58,832,209         56,297,762
Net assets:
 Beginning of period ..........................       223,799,094        216,520,232        525,103,321        468,805,559
                                                    -----------------------------------------------------------------------
 End of period ................................     $ 258,601,064      $ 223,799,094      $ 583,935,530      $ 525,103,321
                                                    =======================================================================
Undistributed net investment income included
 in net assets:
  End of period ...............................     $   1,650,545      $    (347,567)     $    (309,502)     $     779,951
                                                    =======================================================================

                     See notes to financial statements.     SEMIANNUAL REPORT 43

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                                  FRANKLIN SHORT-INTERMEDIATE
                                                U.S. GOVERNMENT SECURITIES FUND
                                               ---------------------------------
                                               SIX MONTHS ENDED   YEAR ENDED
                                                APRIL 30, 2003  OCTOBER 31, 2002
                                               ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................    $   4,965,633     $   9,444,880
  Net realized gain (loss) from investments           935,632         2,082,532
  Net unrealized appreciation (depreciation)
    on investments .........................          723,286           154,887
                                                --------------------------------
     Net increase (decrease) in net assets
       resulting from operations ...........        6,624,551        11,682,299
 Distributions to shareholders from:
  Net investment income:
   Class A .................................       (6,406,060)      (10,541,077)
   Advisor Class ...........................         (188,555)         (217,901)
                                                --------------------------------
 Total distributions to shareholders .......       (6,594,615)      (10,758,978)
 Capital share transactions: (Note 2)
   Class A .................................       46,744,300       101,608,060
   Advisor Class ...........................        4,070,804         6,019,338
                                                --------------------------------
 Total capital share transactions ..........       50,815,104       107,627,398
    Net increase (decrease) in net assets ..       50,845,040       108,550,719
Net assets:
 Beginning of period .......................      302,970,683       194,419,964
                                                --------------------------------
 End of period .............................    $ 353,815,723     $ 302,970,683
                                                ================================
Undistributed net investment income
 included in net assets:
 End of period .............................    $  (1,887,881)    $    (258,899)
                                                ================================

44 SEMIANNUAL REPORT   See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All Funds included in this report (the Funds) are diversified. The investment objectives of the Funds included in this report are:

        GROWTH AND INCOME                       INCOME
        ---------------------------------------------------------------------------------------------------
        Franklin Convertible Securities Fund    Franklin Short-Intermediate U.S. Government Securities Fund
        Franklin Equity Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS:

The Funds may purchase securities on a to be announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                            SEMIANNUAL REPORT 45

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS:

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                       CLASS
----------------------------------------------------------------------------
        Franklin Convertible Securities Fund       A & C
        Franklin Equity Income Fund                A, B, C & R
        Franklin Short-Intermediate U.S.
          Government Securities Fund               A & Advisor

46 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN                     FRANKLIN
                                                    CONVERTIBLE SECURITIES FUND      EQUITY INCOME FUND
                                                   -------------------------------------------------------
                                                        SHARES      AMOUNT           SHARES      AMOUNT
                                                   -------------------------------------------------------
CLASS A SHARES:
Period ended April 30, 2003
 Shares sold ......................................   1,950,643  $ 22,511,409      6,123,006  $  93,185,963
 Shares issued in reinvestment of distributions ...     205,454     2,331,704        336,415      5,179,140
 Shares redeemed ..................................  (2,141,756)  (24,554,249)    (4,380,556)   (66,171,053)
                                                   ---------------------------------------------------------
 Net increase (decrease) ..........................      14,341  $    288,864      2,078,865  $  32,194,050
                                                   =========================================================
Year ended October 31, 2002
 Shares sold ......................................   7,000,108  $ 92,203,046     15,187,167  $ 261,436,644
 Shares issued in reinvestment of distributions ...     630,616     8,051,983        573,368     10,345,107
 Shares redeemed ..................................  (5,154,016)  (65,195,989)   (10,571,835)  (174,436,400)
                                                   ---------------------------------------------------------
 Net increase (decrease) ..........................   2,476,708  $ 35,059,040      5,188,700  $  97,345,351
                                                   =========================================================
CLASS B SHARES:
Period ended April 30, 2003
 Shares sold ...................................................................     594,371  $   9,105,595
 Shares issued in reinvestment of distributions ................................      16,060        246,351
 Shares redeemed ...............................................................    (179,130)    (2,717,907)
                                                                                ----------------------------
 Net increase (decrease) .......................................................     431,301  $   6,634,039
                                                                                ============================
Year ended October 31, 2002
 Shares sold ...................................................................   1,011,675  $  18,050,273
 Shares issued in reinvestment of distributions ................................      17,930        320,539
 Shares redeemed ...............................................................    (243,457)    (4,191,636)
                                                                                ----------------------------
 Net increase (decrease) .......................................................     786,148  $  14,179,176
                                                                                ============================
CLASS C SHARES:
Period ended April 30, 2003
 Shares sold ......................................   1,053,403  $ 12,016,536      1,353,113  $  20,752,632
 Shares issued in reinvestment of distributions ...      64,007       723,216         68,865      1,058,823
 Shares redeemed ..................................    (531,986)   (6,045,747)      (734,078)   (11,052,927)
                                                   ---------------------------------------------------------
 Net increase (decrease) ..........................     585,424  $  6,694,005        687,900  $  10,758,528
                                                   =========================================================
Year ended October 31, 2002
 Shares sold ......................................   2,724,016  $ 35,815,234      2,580,690  $  46,034,859
 Shares issued in reinvestment of distributions ...     177,381     2,239,644        108,673      1,957,802
 Shares redeemed ..................................  (1,349,797)  (17,074,556)    (1,197,193)   (20,272,468)
                                                   ---------------------------------------------------------
 Net increase (decrease) ..........................   1,551,600  $ 20,980,322      1,492,170  $  27,720,193
                                                   =========================================================

                                                            SEMIANNUAL REPORT 47

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                          FRANKLIN
                                                                                     EQUITY INCOME FUND
                                                                                ----------------------------
                                                                                     SHARES      AMOUNT
                                                                                ----------------------------
CLASS R SHARES:
Period ended April 30, 2003
 Shares sold ..................................................................      447,644  $   6,947,534
 Shares issued in reinvestment of distributions ...............................        5,503         84,213
 Shares redeemed ..............................................................      (74,909)    (1,108,340)
                                                                                ----------------------------
 Net increase (decrease) ......................................................      378,238  $   5,923,407
                                                                                ============================
Period ended October 31, 2002a
 Shares sold ..................................................................      183,898  $   2,803,523
 Shares issued in reinvestment of distributions ...............................          365          5,599
 Shares redeemed ..............................................................         (132)        (2,044)
                                                                                ----------------------------
Net increase (decrease) .......................................................      184,131  $   2,807,078
                                                                                ============================

                                                                                FRANKLIN SHORT-INTERMEDIATE
                                                                               U.S. GOVERNMENT SECURITIES FUND
                                                                               -------------------------------
                                                                                    SHARES       AMOUNT
                                                                               -------------------------------
CLASS A SHARES:
Period ended April 30, 2003
 Shares sold ..................................................................   11,685,594  $ 123,329,615
 Shares issued in reinvestment of distributions ...............................      468,130      4,944,065
 Shares redeemed ..............................................................   (7,729,733)   (81,529,380)
                                                                                ----------------------------
 Net increase (decrease) ......................................................    4,423,991  $  46,744,300
                                                                                ============================
Year ended October 31, 2002
 Shares sold ..................................................................   19,636,094  $ 205,051,724
 Shares issued in reinvestment of distributions ...............................      756,701      7,889,051
 Shares redeemed ..............................................................  (10,682,275)  (111,332,715)
                                                                                ----------------------------
 Net increase (decrease) ......................................................    9,710,520  $ 101,608,060
                                                                                ============================
ADVISOR CLASS:
Period ended April 30, 2003
 Shares sold ..................................................................      419,717  $   4,420,766
 Shares issued in reinvestment of distributions ...............................       15,980        168,643
 Shares redeemed ..............................................................      (49,258)      (518,605)
                                                                                ----------------------------
 Net increase (decrease) ......................................................      386,439  $   4,070,804
                                                                                ============================
Year ended October 31, 2002
 Shares sold ..................................................................      867,227  $   9,004,640
 Shares issued in reinvestment of distributions ...............................       16,091        168,192
 Shares redeemed ..............................................................     (299,334)    (3,153,494)
                                                                                ----------------------------
 Net increase (decrease) ......................................................      583,984  $   6,019,338
                                                                                ============================

aFor the period August 1, 2002 (effective date) to October 31, 2002.

48 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                          AFFILIATION
        --------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                              Investment manager
        Franklin Templeton Services, LLC (FT Services)                  Administrative manager
        Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE  MONTH-END NET ASSETS
       --------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                     FRANKLIN
                  FRANKLIN        FRANKLIN      SHORT-INTERMEDIATE
                 CONVERTIBLE       EQUITY         U.S. GOVERNMENT
               SECURITIES FUND   INCOME FUND      SECURITIES FUND
               ---------------------------------------------------
Class A .........    .25%           .25%               .10%
Class B .........      --          1.00%                 --
Class C .........   1.00%          1.00%                 --
Class R .........      --           .50%                 --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                   FRANKLIN
                                FRANKLIN        FRANKLIN      SHORT-INTERMEDIATE
                               CONVERTIBLE       EQUITY         U.S. GOVERNMENT
                             SECURITIES FUND   INCOME FUND      SECURITIES FUND
                             ---------------------------------------------------
Net commissions paid ..........  $50,167        $443,935             $18,960
Contingent deferred
  sales charges ...............  $ 9,918        $ 38,086             $18,321

The Funds paid transfer agent fees of $915,424, of which $745,688 was paid to Investor Services.

                                                            SEMIANNUAL REPORT 49

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES

At October 31, 2002, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                   FRANKLIN
                                FRANKLIN        FRANKLIN      SHORT-INTERMEDIATE
                               CONVERTIBLE       EQUITY         U.S. GOVERNMENT
                             SECURITIES FUND   INCOME FUND      SECURITIES FUND
                             ---------------------------------------------------
Capital loss carryovers expiring in:
  2003 .......................$        --      $        --         $3,564,637
  2004 .......................         --               --            300,618
  2007 .......................         --               --             21,004
  2008 .......................         --               --          2,364,551
  2009 .......................    387,321               --                 --
  2010 ....................... 25,304,859       20,614,119                 --
                              -----------------------------------------------
                              $25,692,180      $20,614,119         $6,250,810
                              ===============================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

At April 30, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                   FRANKLIN
                                FRANKLIN        FRANKLIN      SHORT-INTERMEDIATE
                               CONVERTIBLE       EQUITY         U.S. GOVERNMENT
                             SECURITIES FUND   INCOME FUND      SECURITIES FUND
                             ---------------------------------------------------
Investments at cost ...........$267,072,947   $590,578,929       $355,502,805
                               ================================================
Unrealized appreciation .......  18,559,673     35,065,787          7,533,306
Unrealized depreciation ....... (28,395,710)   (43,140,271)           (38,817)
                               ================================================
Net unrealized appreciation
  (depreciation) ..............$ (9,836,037)  $ (8,074,484)      $  7,494,489
                               ================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2003 were as follows:

                                                                   FRANKLIN
                                FRANKLIN        FRANKLIN      SHORT-INTERMEDIATE
                               CONVERTIBLE       EQUITY         U.S. GOVERNMENT
                             SECURITIES FUND   INCOME FUND      SECURITIES FUND
                             ---------------------------------------------------
Purchases ...................  $86,255,389    $208,764,810       $171,853,919
Sales .......................  $75,805,174    $135,184,103       $116,717,015

50 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended April 30, 2003, as follows:

                                           FRANKLIN
 FRANKLIN             FRANKLIN        SHORT-INTERMEDIATE
CONVERTIBLE            EQUITY           U.S. GOVERNMENT
SECURITIES FUND      INCOME FUND        SECURITIES FUND
----------------------------------------------------------
  $31,274             $138,182              $53,592

7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund have 18.6% and .8%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 2003, the Franklin Convertible Securities Fund held one defaulted security with a value aggregating $900,000, representing .35% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provide an estimate for losses on interest receivable.

8. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager for the Franklin Convertible Securities Fund, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

                                                            SEMIANNUAL REPORT 51

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensurE the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama                             Michigan 9
Arizona                             Minnesota 9
California 10                       Missouri
Colorado                            New Jersey
Connecticut                         New York 10
Florida 10                          North Carolina
Georgia                             Ohio 9
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 9                     Virginia


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

Not part of the semiannual report                                          12/02

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
=================================================
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AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2003 06/03



























SEMIANNUAL REPORT

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LOWER VOLATILITY OF PRINCIPAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY-GUARANTEED, MORTGAGE-BACKED SECURITIES.1
--------------------------------------------------------------------------------

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2003. During the six months under review, the onset of war in Iraq cast a pall over consumers and businesses. After holding rates steady for most of 2002, the Federal Reserve Board (the Fed) responded to economic weakness by reducing short-term interest rates 50 basis points (0.50%) in November, which brought the federal funds target rate to a historically low 1.25%, where it remained for the balance of the period. Overall, the yield curve steepened slightly, reflecting a fairly neutral view of further Fed action.

1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

4 SEMIANNUAL REPORT

For example, the 2-year Treasury note's yield fell from 1.68% at the beginning of the period to 1.51% on April 30, 2003, while the 10-year Treasury note declined from 3.93% to 3.89% over the same time.

Economic growth was positive, but modest, for most of the reporting period. Gross domestic product grew 1.4% annualized in 2002's fourth quarter and increased slightly to an estimated 1.9% annualized rate in 2003's first quarter. Two of the economy's bright spots continued to be the housing and automobile sectors. Housing, in particular, benefited from historically low interest rates that sustained demand in spite of rising home prices. Record numbers of mortgage refinancings also contributed to the sector's strength. The Mortgage Bankers Association Refinancing Index reached an all-time high of 9387 during the six-month period. Meanwhile, car sales remained solid as many dealers offered incentives such as zero percent financing to entice buyers.

Many other sectors, however, did not fare as well. Manufacturing continued to disappoint, as companies were reluctant to ramp up production without evidence of demand for their final products. One of the best indicators of this sector's activity is

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN:
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
4/30/03

FNMA   46.5%
FHLMC  26.7%
GNMA   23.9%
Other   2.9%

                                                             SEMIANNUAL REPORT 5

DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund - Class A
11/1/02-4/30/03

                  DIVIDEND
MONTH             PER SHARE
------------------------------------

November         2.8614 cents

December         3.0224 cents

January          2.5828 cents

February         2.8291 cents

March            2.7888 cents

April            2.6202 cents

------------------------------------
TOTAL           16.7047 CENTS

the manufacturing index, produced by the Institute for Supply Management (ISM). An ISM Index reading above 50 indicates an expanding manufacturing sector, while a reading below 50 indicates contraction. The ISM Index bounced around 50 for most of the period and then dipped to 45.4 by period-end. Additionally, the consumer sector exhibited weakness. Despite improvement in U.S. equity market performance over the past six months, the cloud of war took its toll on consumer confidence. The Conference Board's Consumer Confidence Index declined and reached a low of 61.4 in March. However, positive developments with the Iraq conflict led to a rebound, and the index reached 81.0 in April. Despite higher prices for oil and some other commodities, the inflation picture remained benign. As measured by the Consumer Price Index, inflation ended the period rising 1.4%, but excluding food and energy, the figure was only 0.7%.

In this difficult environment, Franklin Adjustable U.S. Government Securities Fund employed a conservative strategy of investing primarily in seasoned adjustable-rate mortgage (ARM)

6 SEMIANNUAL REPORT
securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We chose securities using a value-oriented approach, emphasizing the bonds' fundamental cost in relation to comparable securities as well as their historical prepayment performance.

There were no major changes to the Fund's overall portfolio mix during the past six months. We saw steady cash inflows to the Fund throughout the reporting period, which we used to add a diversified mix of seasoned conventional ARMs to our core holdings. Our allocation to Government National Mortgage Association (GNMA or Ginnie Mae) ARM securities slightly decreased, and we found this sector offered higher liquidity than other ARM sectors. Prepayment levels on our ARM holdings were high during the period but in line with market averages.

The Fund's distribution rate tends to track movements in short-term interest rates; however, it does so with a lag due to the nature of the coupon resets on the portfolio's securities. The distribution rate remained fairly stable during the six-month period, and stood at 3.35% on April 30, 2003, as shown in the Performance Summary on page 9. We will continue to maintain our conservative strategy, which we believe allows the Fund to produce

                                                             SEMIANNUAL REPORT 7
relatively consistent performance in a variety of interest rate environments.

/S/ T. ANTHONY COFFEY

T. Anthony Coffey

/S/ JACK LEMEIN

Jack Lemein

/S/ ROGER A. BAYSTON

Roger A. Bayston, CFA

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

8 SEMIANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE      4/30/03    10/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.07       $9.31      $9.38
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.167047


PERFORMANCE

CLASS A                            6-MONTH      1-YEAR     5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1           +1.04%      +2.76%    +26.35%        +55.86%
Average Annual Total Return 2       -1.27%      +0.41%     +4.31%         +4.30%
Avg. Ann. Total Return (3/31/03)3               +0.96%     +4.37%         +4.33%

Distribution Rate 4              3.35%
30-Day Standardized Yield 5      3.32%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of April's 2.6202 cent per share dividend and the maximum offering price of $9.52 per share on 4/30/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Interest rate movements may affect the Fund's share price and yield. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

       Past performance does not guarantee future results.   SEMIANNUAL REPORT 9

FRANKLIN FLOATING RATE
DAILY ACCESS FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLOATING RATE DAILY ACCESS FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME AND PRESERVATION OF CAPITAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN SENIOR SECURED CORPORATE LOANS AND CORPORATE DEBT SECURITIES WITH FLOATING INTEREST RATES.
--------------------------------------------------------------------------------

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2003.

ECONOMIC OVERVIEW

During the six months under review, the U.S. economy experienced particularly slow growth rates. Gross domestic product expanded at a modest 1.9% annualized rate in 2003's first quarter after growing just 1.4% annualized in 2002's fourth quarter. Weak consumer and business confidence leading up to the war in Iraq contributed to the economy's sluggishness during the reporting period. Additionally, softness in the lodging and travel sectors continued to dampen economic growth. However, pockets of strength were evident, as increased government spending prompted activity in the defense and homeland security sectors. The housing sector also demonstrated continued resiliency, largely due to favorable mortgage rates.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 28.

10 SEMIANNUAL REPORT

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/02-4/30/03

                                DIVIDEND PER SHARE
              -------------------------------------------------------
MONTH          CLASS A      CLASS B        CLASS C    ADVISOR CLASS
---------------------------------------------------------------------
November     3.5220 cents  3.0043 cents  3.3126 cents   3.7171 cents
December     3.5514 cents  2.9587 cents  3.3558 cents   3.7680 cents
January      3.4971 cents  2.9189 cents  3.3051 cents   3.7080 cents
February     3.1917 cents  2.6876 cents  2.9863 cents   3.3831 cents
March        3.4680 cents  2.8761 cents  3.1415 cents   3.6796 cents
April        3.3860 cents  2.8391 cents  2.6231 cents   3.5897 cents
-------------------------------------------------------------------------------
TOTAL       20.6162 CENTS 17.2847 CENTS 18.7244 CENTS  21.8455 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Interest rates remained at historically low levels throughout the six-month period. In November 2002, the Federal Reserve Board cut the federal funds target rate 50 basis points (0.50%) to 1.25%, the lowest level in more than 40 years. Short-term interest rates, as measured by the 3-month London InterBank Offered Rate (LIBOR), the benchmark underlying many of the Fund's floating rate loans, fell from 1.69% on October 31, 2002, to 1.31% on April 30, 2003. Long-term rates held steady over the same period, with the 10-year Treasury note's yield hovering around 4%.

U.S. equity markets experienced significant volatility during the reporting period. The Dow Jones Industrial Average (the Dow) surpassed 8900 in November 2002, declined to 7524 on March 11, 2003, and finally recovered a bit by period-end.

                                                            SEMIANNUAL REPORT 11

TOP 10 HOLDINGS
Franklin Floating Rate
Daily Access Fund
4/30/03

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
---------------------------------------

DaVita Inc.             1.4%
MEDICAL & NURSING SERVICES

Loews Cineplex
Entertainment Corp.     1.4%
MOVIES & ENTERTAINMENT

Radio One Inc.          1.3%
BROADCASTING

Dayco Products LLC      1.2%
AUTO PARTS: ORIGINAL
EQUIPMENT MANUFACTURER

Stone Container Corp.   1.2%
CONTAINERS & PACKAGING

Allied Waste
North America Inc.      1.1%
ENVIRONMENTAL SERVICES

Rite Aid Corp.          0.8%
DRUG STORE CHAINS

FMC Corp.               0.7%
CHEMICAL: SPECIALTY

Citgo Petroleum Corp.   0.7%
OIL REFINING & MARKETING

R.H. Donnelley Corp.    0.7%
PUBLISHING: BOOKS & MAGAZINES

Overall, the Dow rose slightly from 8397 on October 31, 2002, to 8480 on April 30, 2003.1

SYNDICATED BANK LOAN MARKET

The bank loan market appeared to be in a recovery mode after some very difficult times in 2001 and 2002. The recovery seemed supported by favorable growth in the new-issue business, improved default rates and a strong high yield bond market. The six-month reporting period saw continued, incremental volume growth for the new-issue business. Total institutional new-issue volume rose 38% in 2003's first quarter after a 34% increase in 2002's fourth quarter. The combined effects of mergers and acquisitions, financing for companies exiting bankruptcy, and advantageous refinancings drove new-issue volume growth.

Even though the lagging 12-month institutional loan default rate by principal amount increased in March 2003 to 5.5% from February's 5.0%, it was still less than the 6.0% rate seen at the close of 2002. The lagging 12-month default rate was down from its 7.4% peak in June 2002. The consensus among many investors is that the default rate may drop further in 2003.

Recent improvement in the high yield market caused leveraged loan market pricing to tighten a bit for many seasoned issuers, as some companies issued high yield bonds to meet their capital needs. The high yield bond market's strength has allowed many issuers to refinance their entire capital structure with new loans and high yields bonds.

Over the past six months, the loan market started to resemble the high yield bond market, with many deals restructured to


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is a price-weighted index based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

12 SEMIANNUAL REPORT
meet market demands. Final interest rate spreads and price discounts were often very different from originally proposed terms. In early 2003, spreads tightened for many seasoned issuers, and a wide gulf emerged between seasoned loans and new issues. Wide-margin loans from new issuers became the loan market's hottest segment and drew many nontraditional investors such as hedge funds into the asset class. Much of the wide-margin loan issuance stemmed from companies in the energy, utilities and transportation sectors.

PORTFOLIO NOTES

During the six months under review, we continued to focus on loans provided to companies with strong cash flow, franchise value and asset coverage. Consistent with that approach, we invested in PerkinElmer, a leading provider of scientific instruments, consumables, and services to the pharmaceutical, biomedical, environmental testing, and general industrials industries. We found the bank debt attractive due to the company's global reach, leading market position and diversified product offering.

The Fund also participated in the bank debt financing of Wackenhut Corrections, one of the world's largest operators of privatized correctional and detention facilities. Wackenhut manages 59 facilities for over 30 separate customers. The company manages all aspects of prison facilities, varying from minimum to maximum security, through its multiyear contracts with state, federal and international clients. In addition to these core correctional services, Wackenhut operates state mental health facilities and provides ancillary services such as prisoner transportation and electronic home monitoring. The company continues to experience positive growth trends that are predominantly driven by the growing acceptance of privatization among governmental entities, an ongoing increase in prison populations nationwide, and a commitment to detain illegal immigrants.

                                                            SEMIANNUAL REPORT 13

Finally, the Fund invested in the debt of Integrated Defense Technologies (IDT), a leading supplier of defense electronics whose products are installed on front-line defense platforms and used by all U.S. military branches. We felt comfortable financing IDT because its products are viewed as "mission critical," giving the company a stable funding base. We are confident in IDT's management and believe the company's large base of installed products provides ample opportunity for diversification and future growth.

We appreciate your investment in Franklin Floating Rate Daily Access Fund and welcome your comments.


/S/ RICHARD C. D'ADDARIO
Richard C. D'Addario
Portfolio Manager

/S/ DAVID ARDINI
David Ardini, CFA
Assistant Portfolio Manager

Franklin Floating Rate Daily Access Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

14 SEMIANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FRANKLIN FLOATING
RATE DAILY ACCESS FUND

PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE     4/30/03   10/31/02
-----------------------------------------------------------------------
Net Asset Value (NAV)               +$0.18       $9.87      $9.69
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                  $0.206162

CLASS B                             CHANGE     4/30/03   10/31/02
-----------------------------------------------------------------------
Net Asset Value (NAV)               +$0.19       $9.87      $9.68
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.172847

CLASS C                             CHANGE     4/30/03   10/31/02
-----------------------------------------------------------------------
Net Asset Value (NAV)               +$0.18       $9.87      $9.69
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.187244

ADVISOR CLASS                       CHANGE     4/30/03   10/31/02
-----------------------------------------------------------------------
Net Asset Value (NAV)               +$0.18       $9.88      $9.70
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                   $0.218455


-----------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS B: Subject to no initial sales charge but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge but subject to 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

      Past performance does not guarantee future results.   SEMIANNUAL REPORT 15

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.

PERFORMANCE

                                                           INCEPTION
CLASS A                               6-MONTH      1-YEAR   (5/1/01)
-------------------------------------------------------------------------
Cumulative Total Return 1              +4.02%      +2.08%     +8.56%
Average Annual Total Return 2          +1.71%      -0.19%     +3.02%
Avg. Ann. Total Return (3/31/03)3                  -0.34%     +2.75%

Distribution Rate 4            4.08%
30-Day Standardized Yield 5    4.24%

                                                           INCEPTION
CLASS B                               6-MONTH      1-YEAR   (5/1/01)
-------------------------------------------------------------------------
Cumulative Total Return 1              +3.77%      +1.47%     +7.24%
Average Annual Total Return 2          -0.23%      -2.44%     +1.64%
Avg. Ann. Total Return (3/31/03)3                  -2.55%     +1.33%

Distribution Rate 4            3.50%
30-Day Standardized Yield 5    3.68%

                                                           INCEPTION
CLASS C                               6-MONTH      1-YEAR   (5/1/01)
-------------------------------------------------------------------------
Cumulative Total Return 1              +3.82%      +1.66%     +7.81%
Average Annual Total Return 2          +2.82%      +0.68%     +3.84%
Avg. Ann. Total Return (3/31/03)3                  +0.59%     +3.64%

Distribution Rate 4            3.23%
30-Day Standardized Yield 5    3.98%

                                                           INCEPTION
ADVISOR CLASS                         6-MONTH      1-YEAR   (5/1/01)
-------------------------------------------------------------------------
Cumulative Total Return 1              +4.14%      +2.33%     +9.19%
Average Annual Total Return 2          +4.14%      +2.33%     +4.50%
Avg. Ann. Total Return (3/31/03)3                  +2.18%     +4.28%

Distribution Rate 4            4.42%
30-Day Standardized Yield 5    4.60%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The senior secured loans in which the Fund invests tend to be rated below investment grade. The risks associated with higher-yielding, lower-rated securities include a higher risk of default and loss of principal. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

16 SEMIANNUAL REPORT   Past performance does not guarantee future results.

FRANKLIN TOTAL RETURN FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN TOTAL RETURN FUND SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. CAPITAL APPRECIATION OVER THE LONG TERM IS A SECONDARY GOAL. THE FUND INVESTS AT LEAST 85% OF NET ASSETS IN INVESTMENT-GRADE FIXED INCOME SECURITIES, INCLUDING GOVERNMENT AND CORPORATE DEBT SECURITIES AND MORTGAGE AND ASSET-BACKED SECURITIES.
--------------------------------------------------------------------------------

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2003. The six months under review saw continued uncertainty for the U.S. economy and the country as a whole, clouded by the onset of war in Iraq. Many investors questioned the economy's strength after 2002's fourth quarter gross domestic product (GDP) growth rate was a modest 1.4% annualized, and this sentiment continued as 2003's first quarter GDP grew at just 1.9%. During the reporting period, the Federal Reserve Board (the Fed) cut the federal funds target rate once by 50 basis points (0.50%), reducing it to 1.25%. Interest rates were volatile across the yield curve throughout the six-month period, but ended slightly lower than where they started the period, keeping interest rates at their lowest levels in more than 40 years.

During the past six months, investment grade and high yield corporate debt were important drivers of the Fund's performance.


PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
4/30/03

SECTOR         4/30/03   10/31/02
--------------------------------------------------

Mortgage-Backed
Securities       33.0%      27.4%

Corporate Bonds  29.4%      30.4%

U.S. Government
and Agency
Securities       15.7%      18.4%

Asset-Backed
Securities       14.3%       7.8%

Foreign
Government
Securities        4.6%       5.1%

Zero Coupon
Bonds             0.3%       0.4%

Short-Term
Investments       2.7%      10.5%


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 40.

                                                            SEMIANNUAL REPORT 17

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/02-4/30/03

                           DIVIDEND PER SHARE (CENTS)
                -----------------------------------------------------
                                                        ADVISOR
MONTH            CLASS A   CLASS B   CLASS C   CLASS R    CLASS
---------------------------------------------------------------------
November          4.2549   3.9429    3.9561    4.0623    4.4568
December          4.8603   4.5002    4.7043    4.6392    5.0835
January           4.4507   4.1145    4.2842    4.2437    4.6681
February          4.0418   3.7321    3.8239    3.8510    4.2398
March             4.1075   3.7655    3.6880    3.8967    4.3263
April             4.1855   3.8539    3.7755    3.9854    4.4004
---------------------------------------------------------------------
TOTAL            25.9007  23.9091   24.2320   24.6783   27.1749


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


As the economy continued to improve, we maintained our weighting in these sectors. We benefited from the shift into these assets during the first four months of 2003, as investors looked to the corporate markets for investing opportunities.

During the six-month period, our mortgage position performed well as we continued to invest a substantial portion of the Fund's assets in mortgage-backed securities. Such securities are exposed to prepayment risk when interest rates are low because homeowners can refinance the securities' underlying mortgages, shortening the bonds' duration. During intervals of falling mortgage rates, prepayments tend to increase and lower coupon bonds become more attractive. Prepayment risk is inherent in a strategy involving mortgage-backed securities. However, we use a proprietary model to identify securities where we are compensated for the prepayment risk that we assume.

18 SEMIANNUAL REPORT

We also invested in the foreign asset sector during the period. Our fixed income team's research process led them to some attractive investments involving Scandinavian countries, as well as New Zealand. We continue to use our detailed research process and contacts within a variety of countries' financial institutions to help us identify value opportunities.

Looking forward, we are committed to maintaining the Fund's sector diversification, as well as to employing a value-oriented investment approach that seeks to adjust our holdings as relative value opportunities arise.


/S/ ROGER A. BAYSTON
Roger A. Bayston, CFA
Portfolio Manager
Franklin Total Return Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                            SEMIANNUAL REPORT 19

FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY AS OF 4/30/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 3.12%, 2.88%, 2.85%, 3.02% and 3.51% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE        4/30/03  10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.38         $10.10     $9.72
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                      $0.259007

CLASS B                                CHANGE        4/30/03  10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.38         $10.10     $9.72
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                      $0.239091

CLASS C                                CHANGE        4/30/03  10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.38         $10.09     $9.71
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                      $0.242320

CLASS R                                CHANGE        4/30/03  10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.38         $10.10     $9.72
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                      $0.246783

ADVISOR CLASS                          CHANGE        4/30/03  10/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.38         $10.11     $9.73
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                      $0.271749

20 SEMIANNUAL REPORT   Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 4/30/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.

PERFORMANCE

                                                                       INCEPTION
CLASS A                               6-MONTH       1-YEAR    3-YEAR    (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return 1              +6.62%        +9.99%   +31.29%    +37.15%
Average Annual Total Return 2          +2.10%        +5.31%    +7.93%     +5.91%
Avg. Ann. Total Return (3/31/03)3                    +5.68%    +7.22%     +5.68%

Distribution Rate 4          4.83%
30-Day Standardized Yield 5  3.41%

                                                                       INCEPTION
CLASS B                                           6-MONTH      1-YEAR   (3/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                          +6.41%      +9.56%    +10.68%
Average Annual Total Return 2                      +2.41%      +5.56%     +5.71%
Avg. Ann. Total Return (3/31/03)3                              +5.98%     +4.66%

Distribution Rate 4          4.64%
30-Day Standardized Yield 5  3.18%

                                                                       INCEPTION
CLASS C                                           6-MONTH      1-YEAR   (3/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                          +6.45%      +9.49%    +10.69%
Average Annual Total Return 2                      +4.37%      +7.38%     +7.32%
Avg. Ann. Total Return (3/31/03)3                              +7.74%     +6.43%

Distribution Rate 4          4.51%
30-Day Standardized Yield 5  3.14%

                                                                       INCEPTION
CLASS R                                           6-MONTH      1-YEAR   (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                          +6.49%      +9.72%    +11.99%
Average Annual Total Return 2                      +5.49%      +8.72%     +8.20%
Avg. Ann. Total Return (3/31/03)3                              +9.07%     +7.45%

Distribution Rate 4          4.80%
30-Day Standardized Yield 5  3.32%

                                                                       INCEPTION
ADVISOR CLASS                         6-MONTH      1-YEAR     3-YEAR    (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return 1              +6.75%     +10.26%    +32.24%     +38.84%
Average Annual Total Return 2          +6.75%     +10.26%     +9.76%      +7.16%
Avg. Ann. Total Return (3/31/03)3     +10.61%      +9.05%     +6.94%

Distribution Rate 4          5.30%
30-Day Standardized Yield 5  3.80%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Interest rate movements may affect the Fund's share price and yield. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Investing in derivative securities such as financial futures and option contracts involves special risks. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. The Fund may also invest in foreign companies, including in emerging markets, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

      Past performance does not guarantee future results.   SEMIANNUAL REPORT 21

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  ----------------------------------------------------
                                                       (UNAUDITED)      2002       2001       2000       1999      1998
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $9.38         $9.46     $9.30      $9.30       $9.36      $9.48
                                                     ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................      .165          .390 e    .550 e     .500 e      .450 e     .510
 Net realized and unrealized gains (losses) .........     (.068)        (.070)     .170      (.010)      (.060)     (.120)
                                                     ----------------------------------------------------------------------
Total from investment operations ....................      .097          .320      .720       .490        .390       .390
Less distributions from net investment income .......     (.167)        (.400)    (.560)     (.490)      (.450)     (.510)
                                                     ----------------------------------------------------------------------
Net asset value, end of period ......................     $9.31         $9.38     $9.46      $9.30       $9.30      $9.36
                                                     ======================================================================
Total return a ......................................     1.04%         3.45%     8.01%      5.44%       4.24%      4.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $664,917      $575,665  $270,175   $232,413    $282,685   $298,298
Ratios to average net assets:
 Expenses b .........................................      .86%d         .88%      .95%      1.00%        .96%       .76%
 Expenses excluding waiver and
  payments by affiliate b ...........................      .86%d         .88%      .95%      1.00%        .96%       .93%
 Net investment income ..............................     3.54%d        4.14%     5.82%      5.38%       4.80%      5.38%
Portfolio turnover rate c ...........................    72.09%        85.05%     2.49%     12.68%      23.23%     38.92%
Portfolio turnover rate excluding mortgage
 dollar rolls c .....................................    37.70%        85.05%     2.49%     12.68%      23.23%     38.92%

aTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. bIncludes the Fund's share of the Portfolio's allocated expenses.
cRepresents the Portfolio's rate of turnover.
dAnnualized
eBased on average shares outstanding.

22 SEMIANNUAL REPORT   See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                 SHARES       VALUE
------------------------------------------------------------------------------------------
MUTUAL FUNDS 99.7%
U.S. Government Adjustable Rate Mortgage Portfolio .............. 71,056,639  $662,958,446
                                                                              ------------
TOTAL INVESTMENTS (COST $682,448,882) 99.7% .....................              662,958,446
OTHER ASSETS, LESS LIABILITIES .3% ..............................                1,958,694
                                                                              ------------
NET ASSETS 100.0% ...............................................             $664,917,140
                                                                              ============

                       See notes to financial statements.   SEMIANNUAL REPORT 23

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                     CLASS A
                                                     ----------------------------------------
                                                     SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  -----------------------
                                                       (UNAUDITED)      2002          2001 C
                                                     ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $9.69         $9.95        $10.00
                                                     ----------------------------------------
Income from investment operations:
 Net investment income ..............................      .206          .437          .291
 Net realized and unrealized gains (losses) .........      .180         (.248)        (.046)
                                                     ----------------------------------------
Total from investment operations ....................      .386          .189          .245
Less distributions from net investment income .......     (.206)        (.449)        (.295)
                                                     ----------------------------------------
Net asset value, end of period ......................     $9.87         $9.69        $ 9.95
                                                     ========================================
Total return a ......................................     4.02%         1.87%         2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $53,907       $49,389       $34,634
Ratios to average net assets:
 Expenses ...........................................     1.07%b        1.12%         1.25%b
 Net investment income ..............................     4.25%b        4.33%         5.47%b
Portfolio turnover rate .............................    37.81%        76.17%        37.08%

aTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. bAnnualized cFor the period May 1, 2001 (effective date) to October 31, 2001.

24 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)

                                                                     CLASS B
                                                     ----------------------------------------
                                                     SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  -----------------------
                                                       (UNAUDITED)      2002          2001 C
                                                     ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $9.68         $9.95        $10.00
                                                     ----------------------------------------
Income from investment operations:
 Net investment income ..............................      .173          .379          .252
 Net realized and unrealized gains (losses) .........      .190         (.251)        (.044)
                                                     ----------------------------------------
Total from investment operations ....................      .363          .128          .208
Less distributions from net investment income .......     (.173)        (.398)        (.258)
                                                     ----------------------------------------
Net asset value, end of period ......................     $9.87         $9.68        $ 9.95
                                                     ========================================

Total return a ......................................      3.77%        1.24%         2.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $19,335       $17,162        $9,838
Ratios to average net assets:
 Expenses ...........................................     1.75%b        1.72%         2.00%b
 Net investment income ..............................     3.57%b        3.73%         4.85%b
Portfolio turnover rate .............................    37.81%        76.17%        37.08%

aTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
bAnnualized
cFor the period May 1, 2001 (effective date) to October 31, 2001.

                                                            SEMIANNUAL REPORT 25

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)

                                                                     CLASS C
                                                     ----------------------------------------
                                                     SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  -----------------------
                                                       (UNAUDITED)      2002          2001 C
                                                     ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $9.69         $9.95        $10.00
                                                     ----------------------------------------
Income from investment operations:
 Net investment income ..............................      .187          .405          .269
 Net realized and unrealized gains (losses) .........      .180         (.245)        (.045)
                                                     ----------------------------------------
Total from investment operations ....................      .367          .160          .224
Less distributions from net investment income .......     (.187)        (.420)        (.274)
                                                     ----------------------------------------
Net asset value, end of period ......................     $9.87         $9.69        $ 9.95
                                                     ========================================
Total return a ......................................     3.82%         1.57%         2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $59,952       $54,585       $26,356
Ratios to average net assets:
 Expenses ...........................................     1.38%b        1.42%         1.65%b
 Net investment income ..............................     3.94%b        4.03%         5.06%b
Portfolio turnover rate .............................    37.81%        76.17%        37.08%

aTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
bAnnualized
cFor the period May 1, 2001 (effective date) to October 31, 2001.

26 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)

                                                                   ADVISOR CLASS
                                                     ----------------------------------------
                                                     SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  -----------------------
                                                       (UNAUDITED)      2002          2001 C
                                                     ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $9.70         $9.95         $10.00
                                                     -----------------------------------------
Income from investment operations:
 Net investment income ..............................      .218          .464           .302
 Net realized and unrealized gains (losses) .........      .180         (.241)         (.045)
                                                     -----------------------------------------
Total from investment operations ....................      .398          .223           .257
Less distributions from net investment income .......     (.218)        (.473)         (.307)
                                                     -----------------------------------------
Net asset value, end of period ......................     $9.88         $9.70         $ 9.95
                                                     =========================================
Total return a ......................................     4.14%         2.21%          2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $6,322        $5,874         $6,439
Ratios to average net assets:
 Expenses ...........................................      .82%b         .87%          1.00%b
 Net investment income ..............................     4.50%b        4.58%          5.92%b
Portfolio turnover rate .............................    37.81%        76.17%         37.08%

aTotal return is not annualized for periods less than one year.
bAnnualized
cFor the period May 1, 2001 (effective date) to October 31, 2001.

                      See notes to financial statements.   SEMIANNUAL REPORT  27

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

                                                                                    PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
 BONDS 1.4%
 HOSPITAL/NURSING MANAGEMENT .7%
 Genesis Health Ventures Inc., 6.29%, 4/02/07 ..................................   $  990,000 $    955,350
                                                                                              -------------
 WIRELESS COMMUNICATIONS .7%
 Arch Wireless Inc., PIK, Senior sub. note, 12.00%, 5/15/09 ....................    1,000,000      955,000
                                                                                              -------------
 TOTAL BONDS (COST $1,780,657) .................................................                 1,910,350
                                                                                              -------------
aSENIOR FLOATING RATE INTERESTS 95.6%
 AEROSPACE & DEFENSE 4.1%
 Aerostructures Corp., Term Loan, 5.57%, 11/05/08 ..............................      990,385      978,624
 ILC Industries Inc., Term Loan, 5.799%, 4/11/10 ...............................      985,849      967,364
 Integrated Defense Technology Inc., Term Loan B, 5.29%, 3/04/08 ...............      994,994      992,818
 Raytheon Aerospace LLC, Term Loan B, 5.29%, 6/29/07 ...........................      994,970      991,550
 Titan Corp., Term Loan B, 4.03 - 5.75%, 2/23/06 ...............................      992,500      994,155
 Transdigm Inc.,
    Term Loan B, 4.875%, 5/15/06 ...............................................      109,496      110,301
    Term Loan C, 4.875%, 5/15/07 ...............................................      286,550      288,655
 Vought Aircraft Industries, Term Loan X, 4.32%, 12/01/06 ......................      430,000      414,144
                                                                                              -------------
                                                                                                 5,737,611
                                                                                              -------------
 ALTERNATIVE POWER GENERATION .6%
 Headwaters Inc., Term Loan B, 5.28 - 7.50%, 9/12/07 ...........................      902,605      894,708
                                                                                              -------------
 APPAREL/FOOTWEAR 1.0%
 Levi Strauss & Co., Term Loan B, 5.25 - 5.304%, 7/31/06 .......................      983,886      949,040
 The William Carter Co., Term Loan B, 4.65 - 4.80%, 8/16/08 ....................      473,221      476,770
                                                                                              -------------
                                                                                                 1,425,810
                                                                                              -------------
 AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 5.1%
 Aftermarket Technology Corp.
    Term Loan B1, 4.28 - 4.34%, 2/08/08 ........................................      195,189      195,067
    Term Loan B2, 4.18 - 4.39%, 2/08/08 ........................................      268,390      268,223
 Dayco Products LLC, Term Loan A, 3.76 - 3.92%, 3/14/07 ........................    1,721,215    1,685,357
 GenCorp Inc., Term Loan B, 5.125%, 3/28/07 ....................................      995,000      990,025
 Hilite International Inc., Term Loan B, 5.77 - 5.80%, 3/31/09 .................    1,000,000      981,875
 Key Plastics LLC and Breed Merger Sub. Inc.,
    Term Loan B, 8.25%, 4/25/09 ................................................    1,000,000      980,000
    Term Loan C, 12.75%, 4/25/10 ...............................................    1,000,000      980,000
 TRW Automotive Acquisition Corp., Term Loan B, 5.313%, 2/28/11 ................    1,000,000      996,719
                                                                                              -------------
                                                                                                 7,077,266
                                                                                              -------------
 AUTOMOTIVE AFTERMARKET .7%
 Advanced Store Companies Inc., Term Loan C, 4.063%, 11/30/07 ..................    1,000,000    1,002,125
                                                                                              -------------
 BROADCASTING 3.1%
 Cumulus Media Inc., Term Loan C, 3.82%, 3/28/10 ...............................    1,000,000    1,000,000
 Emmis Operating Co., Term Loan B, 3.625%, 8/31/09 .............................      500,000      501,206
 Paxson Communications Corp., Term Loan, 4.53 - 6.50%, 6/29/06 .................      982,500      975,131
 Radio One Inc., Term Loan A, 2.34%, 6/30/07 ...................................    1,925,000    1,876,875
                                                                                              -------------
                                                                                                 4,353,212
                                                                                              -------------

28 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 BUILDING PRODUCTS 1.4%
 Tapco International,
    Term Loan B, 4.29%, 7/23/07 ................................................  $   575,579 $    567,664
    Term Loan C, 4.54%, 7/23/08 ................................................      411,601      405,941
 Therma-Tru Corp., Term Loan B, 4.27%, 2/18/09 .................................    1,000,000    1,002,813
                                                                                              -------------
                                                                                                 1,976,418
                                                                                              -------------
 CABLE/SATELLITE TELEVISION 6.3%
 Bresnan Broadband Holdings LLC, Term Loan, 5.57%, 9/20/10 .....................    1,000,000      982,500
 Century Cable (Adelphia), Term Loan, 6.25%, 12/31/09 ..........................    1,000,000      809,464
 Charter Communications CCVIII, Term Loan B, 4.03%, 2/02/08 ....................      493,750      446,932
 Charter Communications Operating LLC, Term Loan B, 3.57%, 9/18/08 .............      990,000      895,950
 DirecTV Holdings, Term Loan, 4.74 - 4.80%, 3/06/10 ............................    1,000,000    1,005,000
 Insight Midwest Holdings, Term Loan B, 4.063%, 12/31/09 .......................    1,000,000      992,014
 MCC Iowa (Broadband), Term Loan B1, 3.82 - 4.06%, 9/12/10 .....................    1,000,000      993,472
 PanAmSat Corp., Term Loan B, 4.815%, 12/31/08 .................................    1,000,000      999,464
 UCA-HHC (Adelphia), Term Loan B, 5.50%, 3/31/08 ...............................      997,500      774,060
 Videotron Itee, Term Loan B, 4.05 - 4.888%, 12/01/09 ..........................      875,504      867,479
                                                                                              -------------
                                                                                                 8,766,335
                                                                                              -------------
 CASINOS/GAMING 4.2%
 Alliance Gaming Corp., Term Loan, 4.69%, 12/31/06 .............................      992,481      997,650
 Greektown Casinos LLC,
    Term Loan B, 5.063 - 5.125%, 11/16/04 ......................................      415,671      415,931
    Term Loan C, 5.063%, 11/16/04 ..............................................      497,482      498,104
 Isle of Capri, Term Loan B, 3.79 - 3.831%, 4/26/08 ............................      990,000      993,094
 Isle of Capri Black Hawk LLC, Term Loan B, 5.30 - 7.25%, 4/15/06 ..............    1,000,000    1,003,125
 Marina District Finance Co. Inc., Term Loan B, 5.27 - 5.40%, 12/31/07 .........    1,000,000      994,375
 Scientific Games Corp., Term Loan B, 4.88%, 12/10/08 ..........................      997,500      999,838
                                                                                              -------------
                                                                                                 5,902,117
                                                                                              -------------
 CHEMICAL: SPECIALTY 3.4%
 FMC Corp., Term Loan B, 6.07%, 10/21/07 .......................................      997,500    1,011,216
 Ineos Group Ltd., Term Loan C, 4.771 - 4.791%, 6/30/09 ........................      947,401      947,401
 Noveon Inc., Term Loam B, 4.813 - 4.875%, 9/30/08 .............................      985,000      988,430
 OM Group Inc., Term Loan C, 7.00%, 4/01/06 ....................................      919,412      904,701
 Sovereign Specialty Chemicals Inc., Term Loan B, 5.89%, 12/31/07 ..............      997,500      947,625
                                                                                              -------------
                                                                                                 4,799,373
                                                                                              -------------
 COAL .7%
 Arch Western Resources LLC, Term Loan B, 4.32 - 4.35%, 4/18/08 ................    1,000,000    1,002,500
                                                                                              -------------
 COMMERCIAL PRINTING/FORMS .3%
 CSG Systems Inc., Term Loan B, 4.02 - 4.04%, 12/31/07 .........................      500,000      483,125
                                                                                              -------------
 CONSUMER SUNDRIES .1%
 Church & Dwight Co., Term Loan B, 3.82%, 5/27/09 ..............................      188,109      189,234
                                                                                              -------------

                                                            SEMIANNUAL REPORT 29
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 CONTAINERS/PACKAGING 4.1%
 Berry Plastics, Term Loan, 4.29 - 4.30%, 7/22/10 ..............................   $  992,500  $   997,338
 Constar International Inc., Term Loan B, 5.759%, 11/20/09 .....................      995,000      998,731
 Crown Cork & Seal Americas Inc., Term Loan B, 5.54%, 9/15/08 ..................    1,000,000      998,500
 Graham Packaging Co., Term Loan B, 5.563%, 2/20/10 ............................    1,000,000      996,256
 Stone Container Corp.,
    Term Loan B, 3.875%, 7/25/09 ...............................................    1,450,093    1,440,124
    Term Loan C, 3.875%, 7/25/09 ...............................................      245,694      244,056
                                                                                              -------------
                                                                                                 5,675,005
                                                                                              -------------
 DISCOUNT STORES .4%
 Kmart Corp., DIP, 1.30%, 7/07/04 ..............................................      500,000      495,417
                                                                                              -------------
 DRUG STORE CHAINS .8%
 Rite Aid Corp., Term Loan, 4.813 - 4.875%, 3/15/05 ............................    1,191,770    1,185,811
                                                                                              -------------
 ELECTRIC UTILITIES 2.3%
 AES New York Funding LLC, Term Loan, 6.188%, 2/28/05 ..........................      750,000      741,094
 International Transmission Co., Term Loan, 3.829%, 2/28/09 ....................    1,000,000    1,004,519
 Pike Electric Inc., Term Loan, 4.625%, 4/17/10 ................................      413,235      415,947
 Southern California Edison Co., Term Loan B, 4.375%, 3/01/05 ..................    1,000,000    1,002,031
                                                                                              -------------
                                                                                                 3,163,591
                                                                                              -------------
 ELECTRICAL PRODUCTS .6%
 Rayovac Corp., Term Loan B, 5.03 - 5.09%, 10/01/09 ............................      890,000      891,113
                                                                                              -------------
 ELECTRONIC COMPONENTS .7%
 Amkor Technology Inc., Term Loan, 7.25%, 1/31/06 ..............................    1,000,000    1,004,063
                                                                                              -------------
 ELECTRONIC EQUIPMENT/INSTRUMENTS .7%
 Neptune Technology Group Inc., Term Loan B, 5.58%, 3/31/10 ....................    1,000,000    1,002,500
                                                                                              -------------
 ELECTRONICS/APPLIANCES .7%
 Alliance Laundry Systems LLC, Term Loan, 4.74 - 4.79%, 7/31/09 ................      922,280      912,096
                                                                                              -------------
 ENGINEERING & CONSTRUCTION 2.1%
 Brand Services Inc., Term Loan B, 5.29%, 10/16/09 .............................      997,500    1,001,864
 URS Corp., Term Loan B, 5.09%, 8/22/08 ........................................      963,041      926,927
 Washington Group International (Morrison Knudsen),
   Synthetic Term Loan, 1.215%, 7/23/04 ........................................    1,000,000      980,000
                                                                                              -------------
                                                                                                 2,908,791
                                                                                              -------------
 ENVIRONMENTAL SERVICES 1.1%
 Allied Waste North America Inc.,
    Term Loan, 6.50%, 1/15/10 ..................................................      214,286      214,955
    Term Loan B, 6.50%, 1/15/10 ................................................    1,285,714    1,289,732
                                                                                              -------------
                                                                                                 1,504,687
                                                                                              -------------
 FOOD DISTRIBUTORS .4%
 Land O'Lakes Inc., Term Loan B, 4.67%, 10/11/08 ...............................      647,732      610,487
                                                                                              -------------

30 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 FOOD RETAIL 1.8%
 AFC Enterprises Inc., Term Loan B, 3.625 - 6.625%, 5/23/09 ....................   $  756,006  $   751,911
 Buffets Inc., Term Loan B, 4.79 - 4.90%, 6/28/09 ..............................      829,730      815,832
 Gate Gourmet LLC, Term Loan B, 9.50%, 12/21/07 ................................    1,000,000      925,000
                                                                                              -------------
                                                                                                 2,492,743
                                                                                              -------------
 FOOD: MAJOR DIVERSIFIED 1.4%
 B&G Foods Inc., Term Loan B, 4.87 - 4.88%, 3/31/06 ............................      318,035      318,300
 Dole Food Co. Inc., Term Loan B, 5.125%, 3/28/08 ..............................    1,000,000    1,002,083
 International Multifoods, Term Loan B, 4.27 - 4.34%, 2/28/08 ..................      660,103      663,934
                                                                                              -------------
                                                                                                 1,984,317
                                                                                              -------------
 HOME FURNISHINGS 1.0%
 Aero Products International, Term Loan, 5.77 - 5.82%, 12/16/08 ................      970,874      967,840
 Springs Industries Inc., Term Loan B, 4.813%, 9/05/08 .........................      331,487      332,375
                                                                                              -------------
                                                                                                 1,300,215
                                                                                              -------------
 HOSPITAL/NURSING MANAGEMENT 2.1%
 Iasis Healthcare Corp., Term Loan B, 5.54 - 5.529%, 2/07/09 ...................      997,500    1,004,981
 Triad Hospitals Inc., Term Loan B, 4.32%, 9/30/08 .............................      983,636      989,840
 Vanguard Health Systems Inc., Term Loan B, 5.63%, 1/03/10 .....................      997,500    1,001,241
                                                                                              -------------
                                                                                                 2,996,062
                                                                                              -------------
 HOTEL/RESORTS/CRUISELINES 1.1%
 Extended Stay America Inc., Term Loan B, 4.32%, 7/01/07 .......................      954,580      937,363
 Wyndham International Inc., Increasing Rate Note, 6.125%, 6/05/03 .............      771,895      596,289
                                                                                              -------------
                                                                                                 1,533,652
                                                                                              -------------
 INDUSTRIAL CONGLOMERATES .7%
 Walter Industries Inc., Term Loan B, 5.518 - 5.556%, 4/14/10 ..................    1,000,000      992,188
                                                                                              -------------

 INDUSTRIAL MACHINERY .6%
 Flowserve Corp., Term Loan C, 4.063 - 4.125%, 6/30/09 .........................      809,247      809,472
                                                                                              -------------

 INFORMATION TECHNOLOGY SERVICES .7%
 The Relizon Co., Term Loan B, 5.94 - 6.09%, 12/31/07 ..........................      979,747      911,165
                                                                                              -------------

 MAJOR TELECOMMUNICATIONS .7%
 GCI Holdings Inc., Term Loan, 7.829%, 10/30/04 ................................    1,000,000    1,005,000
                                                                                              -------------

 MANAGED HEALTH CARE .1%
 Pacificare Health Systems Inc., Term Loan, 6.32%, 1/03/05 .....................      200,655      200,875
                                                                                              -------------

 MARINE SHIPPING 1.3%
 Great Lakes Transportation LLC, Term Loan, 5.313 - 5.375%, 3/23/08 ............      858,765      857,692
 Horizon Lines LLC, Term Loan B, 5.28 - 5.33%, 2/27/09 .........................    1,000,000    1,001,250
                                                                                              -------------
                                                                                                 1,858,942
                                                                                              -------------

                                                            SEMIANNUAL REPORT 31

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 MEDIA CONGLOMERATES .7%
 Canwest Media Inc.,
    Term Loan B, 4.81%, 5/15/08 ................................................   $  612,354 $    613,694
    Term Loan C, 5.06%, 5/15/09 ................................................      382,570      383,419
                                                                                              -------------
                                                                                                   997,113
                                                                                              -------------
 MEDICAL SPECIALTIES .7%
 PerkinElmer Inc., Term Loan B, 5.32%, 12/26/08 ................................      949,881      958,984
                                                                                              -------------

 MEDICAL/NURSING SERVICES 4.5%
 Alliance Imaging Inc., Term Loan C, 3.688 - 3.813%, 11/30/08 ..................      876,712      841,644
 Ameripath Inc., Term Loan B, 5.82%, 3/27/10 ...................................    1,000,000      992,500
 DaVita Inc., Term Loan B, 4.268 - 4.457%, 3/31/09 .............................    1,980,000    1,984,950
 Insight Health Services, Term Loan B, 4.731 - 4.779%, 10/17/08 ................      985,000      987,771
 Sunrise Medical, Term Loan B1, 5.813%, 12/31/07 ...............................      498,400      495,285
 Team Health Inc., Term Loan B, 4.531%, 10/31/08 ...............................      951,898      929,885
                                                                                              -------------
                                                                                                 6,232,035
                                                                                              -------------
 MILITARY/GOVERNMENT/TECHNICAL 1.7%
 DigitalNet Inc., Term Loan, 5.816%, 12/10/07 ..................................      984,375      964,688
 DRS Technologies Inc., Term Loan, 4.29 - 4.47%, 9/28/08 .......................      492,509      495,997
 U.S. Investigations Services Inc., Term Loan, 5.26 - 5.28%, 1/02/08 ...........      947,763      940,654
                                                                                              -------------
                                                                                                 2,401,339
                                                                                              -------------
 MISCELLANEOUS COMMERCIAL SERVICES .7%
 Wackenhut Corrections Corp., Term Loan B, 6.00%, 12/10/08 .....................      997,500      998,123
                                                                                              -------------
 MISCELLANEOUS MANUFACTURING 2.9%
 Mueller Group, Term Loan E, 4.04 - 4.09%, 5/31/08 .............................      992,500      990,285
 Norcross Safety Products, Term Loan, 7.50%, 3/01/09 ...........................    1,000,000    1,001,563
 Rexnord Corp., Term Loan, 5.32 - 5.35%, 11/18/09 ..............................      972,222      980,122
 Sanmina-Sci Corp., Term Loan B, 5.30 - 5.31%, 12/12/07 ........................      997,500    1,004,981
                                                                                              -------------
                                                                                                 3,976,951
                                                                                              -------------
 MOVIES/ENTERTAINMENT 6.1%
 Carmike Cinemas Inc., Term Loan, 7.75%, 1/31/07 ...............................      917,356      914,203
 CH Operating LLC, Term Loan B, 5.813 - 5.875%, 6/21/07 ........................      655,172      651,692
 Hollywood Entertainment Corp., Term Loan, 4.89%, 3/31/08 ......................      925,000      927,891
 Hoops LP (Memphis Grizzlies), Term Loan A, 4.875%, 6/12/06 ....................    1,000,000      998,750
 Loews Cineplex Entertainment Corp., Term Loan A, 4.875%, 2/28/08 ..............    1,976,741    1,936,589
 Metro-Goldwyn-Mayer Inc., Term Loan B, 4.28%, 6/30/08 .........................    1,000,000      998,906
 New Orleans Hornets NBA LP, Term Loan A, 4.625%, 6/30/04 ......................    1,000,000      998,750
 Rainbow Media AMC/IFC/WE, Term Loan, 4.81%, 3/31/09 ...........................      200,000      200,225
 Rainbow Media Holdings Inc., Term Loan, 4.81%, 3/31/09 ........................      800,000      800,900
                                                                                              -------------
                                                                                                 8,427,906
                                                                                              -------------
 OFFICE EQUIPMENT/SUPPLIES .3%
 Imagistics International Inc., Term Loan B, 4.094%, 11/09/07 ..................      369,804      369,341
                                                                                              -------------

32 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
 OIL REFINING/MARKETING 2.2%
 Citgo Petroleum Corp., Term Loan, 8.25%, 2/27/06 ..............................   $1,000,000 $  1,007,500
 Pacific Energy Group LLC, Term Loan B, 4.066 - 4.07%, 7/26/09 .................    1,000,000    1,005,000
 Tesoro Petroleum Corp., Term Loan, 6.82%, 4/15/08 .............................    1,000,000    1,005,000
                                                                                              -------------
                                                                                                 3,017,500
                                                                                              -------------
 OILFIELD SERVICES/EQUIPMENT .7%
 Veritas DGC Inc., Term Loan B, 7.00%, 2/07/07 .................................      997,500      988,772
                                                                                              -------------
 OTHER TRANSPORTATION .7%
 Transcore Holdings Inc., Term Loan B, 5.065 - 7.50%, 10/31/06 .................      954,984      956,178
                                                                                              -------------
 PERSONNEL SERVICES .7%
 Spectraguard Acquisition LLC, Term Loan, 7.50%, 4/25/10 .......................    1,000,000      975,000
                                                                                              -------------
 PROPERTY-CASUALTY INSURANCE .7%
 White Mountains Insurance Group Inc., Term Loan B, 4.29%, 3/31/07 .............      980,000      978,530
                                                                                              -------------
 PUBLISHING: BOOKS/MAGAZINES 5.3%
 American Media Inc., Term Loan C, 4.01 - 4.15%, 4/01/07 .......................      973,963      976,398
 BAI Finance LP, Term Loan C, 5.54 - 5.625%, 11/28/09 ..........................      973,110      982,111
 CBD Media LLC, Term Loan B, 4.565%, 12/31/08 ..................................      483,125      484,637
 DEX Media East LLC, Term Loan B, 5.56%, 6/30/09 ...............................      979,675      993,058
 Primedia Inc., Term Loan B, 4.00 - 4.125%, 6/30/09 ............................      926,385      898,593
 R.H. Donnelley Corp., Term Loan B, 5.29 - 5.34%, 6/30/10 ......................      997,500    1,006,263
 Readers Digest Association Inc., Term Loan B, 3.60 - 3.70%, 5/20/08 ...........      992,500      975,442
 Transwestern Publishing Co., Term Loan B, 4.27 - 4.334%, 6/27/08 ..............      982,500      984,956
                                                                                              -------------
                                                                                                 7,301,458
                                                                                              -------------
 PUBLISHING: NEWSPAPERS .7%
 First DT Holdings Ltd. (Hollinger), Term Loan B, 4.813%, 9/30/09 ..............      995,000    1,002,463
                                                                                              -------------
 RAILROADS 2.1%
 DM&E Railroad, Term Loan, 8.00%, 6/30/08 ......................................      985,000      987,463
 RailAmerica Transportation Corp., Term Loan B, 3.875 - 4.00%, 5/21/09 .........    1,000,000      997,250
 Trinity Industries Inc., Term Loan, 4.563 - 4.656%, 6/07/07 ...................      992,500      987,538
                                                                                              -------------
                                                                                                 2,972,251
                                                                                              -------------
 REAL ESTATE INVESTMENT TRUSTS 1.3%
 Corrections Corp. of America, Term Loan B, 4.80 - 4.84%, 3/31/08 ..............      990,001      991,362
 Newkirk Master LP, Term Loan, 8.50%, 1/30/05 ..................................      796,093      801,068
                                                                                              -------------
                                                                                                 1,792,430
                                                                                              -------------
 RECREATIONAL PRODUCTS .7%
 PlayPower Inc., Term Loan, 5.60%, 2/07/10 .....................................    1,000,000      998,750
                                                                                              -------------
 RENTAL/LEASING COMPANIES .6%
 United Rentals Inc., Term Loan B, 4.32 - 5.10%, 9/30/07 .......................      862,830      855,101
                                                                                              -------------
 RESTAURANTS .7%
 O'Charleys Inc., Term Loan B, 5.32%, 1/15/09 ..................................    1,000,000    1,003,125
                                                                                              -------------
 SERVICES TO THE HEALTH INDUSTRY .7%
 NDC Health Corp., Term Loan B, 5.47%, 11/30/08 ................................    1,000,000    1,000,625
                                                                                              -------------

                                                            SEMIANNUAL REPORT 33

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 SPECIALTY STORES .7%
 The Pantry, Term Loan, 6.00%, 4/11/07 .........................................   $1,000,000 $    988,125
                                                                                              -------------
 TOBACCO .7%
 Commonwealth Brands Inc., Term Loan, 5.875%, 8/22/07 ..........................      900,000      900,000
                                                                                              -------------
 TRUCKING .4%
 Flexi-Van Leasing Inc., Term Loan B, 4.21 - 4.31%, 9/20/07 ....................      497,500      498,122
                                                                                              -------------
 TRUCKS/CONSTRUCTION/FARM MACHINERY .7%
 Terex Corp., Incremental Term Loan, 3.90%, 12/31/09 ...........................      995,000      970,747
                                                                                              -------------
 WATER UTILITIES .7%
 National Waterworks Inc., Term Loan B, 6.50%, 11/27/09 ........................      990,000      997,425
                                                                                              -------------
 WHOLESALE DISTRIBUTORS .7%
 Amscan Holdings Inc., Term Loan, 6.50 - 7.75%, 6/20/07 ........................      997,500      990,013
                                                                                              -------------
 WIRELESS COMMUNICATIONS .6%
 TSI Telecommunication Holding Inc., Term Loan, 5.77 - 5.84%, 12/31/06 .........      804,744      780,602
                                                                                              -------------
 TOTAL SENIOR FLOATING RATE INTERESTS (COST $133,773,713) ......................               133,377,035
 TOTAL LONG TERM INVESTMENTS (COST $135,554,370) ...............................               135,287,385
                                                                                              -------------

                                                                                     SHARES
                                                                                     ------
 SHORT TERM INVESTMENTS (COST $5,561,361) 4.0%
bFranklin Institutional Fiduciary Trust Money Market Portfolio .................    5,561,361    5,561,361
                                                                                              -------------
 TOTAL INVESTMENTS (COST $141,115,731) 101.0% ..................................               140,848,746
 OTHER ASSETS, LESS LIABILITIES (1.0)% .........................................                (1,332,477)
                                                                                              -------------
 NET ASSETS 100.0% .............................................................              $139,516,269
                                                                                              =============

PORTFOLIO ABBREVIATION:
DIP - Debtor-in-Possession

aSee Note 1(g) regarding senior floating rate interests.
bSee Note 9 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

34 SEMIANNUAL REPORT   See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN TOTAL RETURN FUND

                                                                                           CLASS A
                                                     ---------------------------------------------------------------------
                                                     SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  ----------------------------------------------------
                                                       (UNAUDITED)      2002       2001       2000       1999      1998 F
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $ 9.72         $9.94     $9.51      $9.61      $10.37     $10.00
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................     .222          .488 d    .610 d,e   .670 d      .630 d     .120 d
 Net realized and unrealized gains (losses) ..........     .417         (.161)     .490 e     .020       (.710)      .300
                                                      --------------------------------------------------------------------
Total from investment operations .....................     .639          .327     1.100       .690       (.080)      .420
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................    (.259)        (.547)    (.670)     (.790)      (.630)     (.050)
 Net realized gains ..................................       --            --        --         --       (.050)        --
                                                      --------------------------------------------------------------------
Total distributions ..................................    (.259)        (.547)    (.670)     (.790)      (.680)     (.050)
                                                      --------------------------------------------------------------------
Net asset value, end of period .......................   $10.10         $9.72     $9.94      $9.51      $ 9.61     $10.37
                                                      ====================================================================
Total return a .......................................    6.62%         3.44%    11.87%      7.61%       (.73)%     4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................... $124,540       $95,514   $68,288    $20,611      $7,870     $4,232
Ratios to average net assets:
 Expenses ............................................     .68%c         .68%      .50%       .50%        .50%       .50%c
 Expenses excluding waiver and payments
  by affiliate .......................................     .97%c         .97%      .99%      1.17%       1.18%      1.29%c
 Net investment income ...............................    4.25%c        5.02%     6.21%e     7.14%       6.32%      5.21%c
Portfolio turnover rate ..............................   63.80%       135.63%   181.85%    342.21%     282.10%     23.19%
Portfolio turnover rate excluding
 mortgage dollar rolls b .............................   40.52%        95.02%    94.04%     39.64%      96.38%     23.19%

aTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
bSee Note 1(f) regarding mortgage dollar roll transactions.
cAnnualized
dBased on average shares outstanding.
eEffective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ........................$(.006)
 Net realized and unrealized gains per share ............  .006
 Ratio of net investment income to average assets .......  (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

fFor the period August 3, 1998 (effective date) to October 31, 1998.

                                                            SEMIANNUAL REPORT 35

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                          CLASS B
                                                                           ----------------------------------
                                                                           SIX MONTHS ENDED
                                                                            APRIL 30, 2003     YEAR ENDED
                                                                              (UNAUDITED)  OCTOBER 31, 2002 D
                                                                           ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................      $ 9.72           $9.71
                                                                           ----------------------------------
Income from investment operations:
 Net investment income ....................................................        .210            .295 e
 Net realized and unrealized gains (losses) ...............................        .409            .087
                                                                           ----------------------------------
Total from investment operations ..........................................        .619            .382
Less distributions from net investment income .............................       (.239)          (.372)
                                                                           ----------------------------------
Net asset value, end of period ............................................      $10.10           $9.72
                                                                           ==================================
Total return a ............................................................        6.41%          4.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................     $10,386          $4,084
Ratios to average net assets:
 Expenses .................................................................       1.08%c          1.07%c
 Expenses excluding waiver and payments by affiliate ......................       1.37%c          1.36%c
 Net investment income ....................................................       3.85%c          4.63%c
Portfolio turnover rate ...................................................      63.80%         135.63%
Portfolio turnover rate excluding mortgage dollar rolls b .................      40.52%          95.02%

aTotal return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.
bSee Note 1(f) regarding mortgage dollar roll transactions.
cAnnualized
dFor the period March 1, 2002 (effective date) to October 31, 2002.
eBased on average shares outstanding.

36 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                          CLASS C
                                                                           ----------------------------------
                                                                           SIX MONTHS ENDED
                                                                            APRIL 30, 2003     YEAR ENDED
                                                                              (UNAUDITED)  OCTOBER 31, 2002 D
                                                                           ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................       $ 9.71           $9.71
                                                                           ----------------------------------
Income from investment operations:
 Net investment income ...................................................         .215            .292 e
 Net realized and unrealized gains (losses) ..............................         .407            .087
                                                                           ----------------------------------
Total from investment operations .........................................         .622            .379
Less distributions from net investment income ............................        (.242)          (.379)
                                                                           ----------------------------------
Net asset value, end of period ...........................................       $10.09           $9.71
                                                                           ==================================
Total return a ...........................................................        6.45%           3.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................      $12,018          $4,466
Ratios to average net assets:
 Expenses ................................................................        1.04%c          1.07%c
 Expenses excluding waiver and payments by affiliate .....................        1.33%c          1.36%c
 Net investment income ...................................................        3.89%c          4.63%c
Portfolio turnover rate ..................................................       63.80%         135.63%
Portfolio turnover rate excluding mortgage dollar rolls b ................       40.52%          95.02%

aTotal return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.
bSee Note 1(f) regarding mortgage dollar roll transactions.
cAnnualized
dFor the period March 1, 2002 (effective date) to October 31, 2002.
eBased on average shares outstanding.

                                                            SEMIANNUAL REPORT 37

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                          CLASS R
                                                                           ----------------------------------
                                                                           SIX MONTHS ENDED
                                                                            APRIL 30, 2003     YEAR ENDED
                                                                              (UNAUDITED)  OCTOBER 31, 2002 D
                                                                           ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................       $ 9.72           $9.66
                                                                           ----------------------------------
Income from investment operations:
 Net investment income ...................................................         .222            .385 e
 Net realized and unrealized gains (losses) ..............................         .405            .104
                                                                           ----------------------------------
Total from investment operations .........................................         .627            .489
Less distributions from net investment income ............................        (.247)          (.429)
                                                                           ----------------------------------
Net asset value, end of period ...........................................       $10.10           $9.72
                                                                           ==================================
Total return a ...........................................................         6.49%          5.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................       $5,803          $1,869
Ratios to average net assets:
 Expenses ................................................................         .93%c           .93%c
 Expenses excluding waiver and payments by affiliate .....................        1.22%c          1.22%c
 Net investment income ...................................................        4.00%c          4.78%c
Portfolio turnover rate ..................................................       63.80%         135.63%
Portfolio turnover rate excluding mortgage dollar rolls b ................       40.52%          95.02%

aTotal return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.
bSee Note 1(f) regarding mortgage dollar roll transactions.
cAnnualized
dFor the period March 1, 2002 (effective date) to October 31, 2002.
eBased on average shares outstanding.

38 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                 ADVISOR CLASS
                                                     ---------------------------------------------------------------------
                                                     SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  ----------------------------------------------------
                                                       (UNAUDITED)      2002       2001       2000       1999      1998 F
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $ 9.73         $9.96     $9.52      $9.62      $10.38     $10.00
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................      .223          .513 d    .630 d,e   .710 d      .660 d     .120 d
 Net realized and unrealized gains (losses) .........      .429         (.170)     .500 e     .010       (.710)      .310
                                                     ---------------------------------------------------------------------
Total from investment operations ....................      .652          .343     1.130       .720       (.050)      .430
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................     (.272)        (.573)    (.690)     (.820)      (.660)     (.050)
 Net realized gains .................................        --            --        --         --       (.050)        --
                                                     ---------------------------------------------------------------------
Total distributions .................................     (.272)        (.573)    (.690)     (.820)      (.710)     (.050)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ......................    $10.11         $9.73     $9.96      $9.52      $ 9.62     $10.38
                                                     =====================================================================
Total return a ......................................     6.75%         3.61%    12.24%      7.87%      (.46)%      4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $144,436      $134,285   $23,324    $13,173     $12,099    $31,588
Ratios to average net assets:
 Expenses ...........................................      .43%c         .43%      .25%       .25%        .25%       .25%c
 Expenses excluding waiver and
  payments by affiliate .............................      .72%c         .72%      .74%       .92%        .93%      1.04%c
 Net investment income ..............................     4.50%c        5.27%     6.50%e     7.53%       6.57%      5.46%c
Portfolio turnover rate .............................    63.80%       135.63%   181.85%    342.21%     282.10%     23.19%
Portfolio turnover rate excluding
 mortgage dollar rolls b ............................    40.52%        95.02%    94.04%     39.64%      96.38%     23.19%

aTotal return is not annualized for periods less than one year.
bSee Note 1(f) regarding mortgage dollar roll transactions.
cAnnualized
dBased on average shares outstanding.
eEffective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ........................$(.006)
 Net realized and unrealized gains per share ............  .006
 Ratio of net investment income to average assets .......  (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

fFor the period August 3, 1998 (effective date) to October 31, 1998.

                       See notes to financial statements.   SEMIANNUAL REPORT 39

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

 FRANKLIN TOTAL RETURN FUND                                          COUNTRY        SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (COST $187,751)
 COMMUNICATIONS
 NTL Inc. ......................................................  United States       1,225     $     20,825
                                                                                                -------------
 PREFERRED STOCKS (COST $40)
 COMMUNICATIONS
 NTL Europe Inc., 10.00%, pfd., A ..............................  United States           2                6
                                                                                                -------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT A
                                                                                  -----------
 CORPORATE BONDS 31.5%
 COMMERCIAL SERVICES .1%
 Johnsondiversey Inc., 9.625%, 5/15/12 .........................  United States  $  300,000          332,250
                                                                                                -------------
 COMMUNICATIONS 2.1%
 AT&T Corp., senior note, 7.80%, 11/15/11 ......................  United States     500,000          549,648
 AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 .....  United States     400,000          471,254
 Dobson Communications Corp., senior note, 10.875%, 7/01/10 ....  United States     200,000          211,000
 France Telecom SA, 9.25%, 3/01/11 .............................     France       1,500,000        1,837,632
bGlobal Crossing Holdings Ltd., 9.625%, 5/15/08 ................  United States     200,000            6,750
 Nextel Communications Inc., senior note, 9.375%, 11/15/09 .....  United States     200,000          217,000
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 ..........  United States     300,000          316,718
 Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 ........  United States     200,000          175,000
 Sprint Capital Corp., 7.125%, 1/30/06 .........................  United States     500,000          530,000
 Triton PCS Inc., senior sub. note, zero cpn. to
   5/01/03 11.00% thereafter, 5/01/08 ..........................  United States     200,000          201,500
 US West Communications Inc., 6.875%, 9/15/33 ..................  United States     400,000          346,000
 Verizon Va Inc., 4.625%, 3/15/13 ..............................  United States   1,000,000          995,798
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ....  United States     400,000          446,000
                                                                                                -------------
                                                                                                   6,304,300
                                                                                                -------------
 CONSUMER DURABLES 1.1%
 D.R. Horton Inc., senior note, 8.50%, 4/15/12 .................  United States     400,000          440,000
 Ford Motor Co., 7.45%, 7/16/31 ................................  United States   1,500,000        1,338,687
 Mattel Inc., 6.00%, 7/15/03 ...................................  United States   1,000,000        1,002,071
 Phelps Dodge Corp., senior note, 8.75%, 6/01/11 ...............  United States     500,000          565,876
                                                                                                -------------
                                                                                                   3,346,634
                                                                                                -------------
 CONSUMER NON-DURABLES 1.6%
 American Greetings, senior sub. note, 11.75%, 7/15/08 .........  United States     200,000          229,000
 Coca Cola Bottling Co., 5.30%, 4/01/15 ........................  United States   1,000,000        1,018,963
 Dimon Inc., senior note, 9.625%, 10/15/11 .....................  United States     200,000          219,000
 Pepsi Bottling Group Inc., 7.00%, 3/01/29 .....................  United States     500,000          594,530
 Philip Morris Cos. Inc., 7.50%, 4/01/04 .......................  United States     500,000          510,117
 Philip Morris Cos. Inc., 7.75%, 1/15/27 .......................  United States     500,000          507,194
 Tyson Foods Inc., 7.25%, 10/01/06 .............................  United States   1,000,000        1,087,259
 Tyson Foods Inc., senior note, 8.25%, 10/01/11 ................  United States     500,000          580,881
                                                                                                -------------
                                                                                                   4,746,944
                                                                                                -------------

40 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONT.)
 CONSUMER SERVICES 3.7%
bAdelphia Communications Corp., senior note, 10.875%, 10/01/10 .  United States  $  200,000     $    100,000
 AOL Time Warner Inc., 6.875%, 5/01/12 .........................  United States   1,000,000        1,092,924
 Block Financial Corp., 6.75%, 11/01/04 ........................  United States   1,000,000        1,063,663
 CanWest Media Inc., senior note, 144A, 7.625%, 4/15/13 ........     Canada         100,000          105,500
 CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ........     Canada         200,000          228,500
 Cendant Corp., 7.375%, 1/15/13 ................................  United States   1,000,000        1,117,155
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 ..........  United States     400,000          460,000
 Cox Communications Inc., 7.125%, 10/01/12 .....................  United States     500,000          584,859
 Cox Enterprises, A, 4.375%, 5/01/08 ...........................  United States   1,000,000        1,016,941
 DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13 ..  United States     200,000          225,000
 Echostar DBS Corp., senior note, 9.125%, 1/15/09 ..............  United States     200,000          226,000
 Knight-Ridder Inc., 7.125%, 6/01/11 ...........................  United States     500,000          584,859
 Marriott International Inc., E, 7.00%, 1/15/08 ................  United States     500,000          552,224
 Meristar Hospitality Corp., senior note, 10.50%, 6/15/09 ......  United States     300,000          294,000
 News America Inc., 7.25%, 5/18/18 .............................  United States   1,000,000        1,138,613
 Park Place Entertainment Corp., senior note, 8.125%, 5/15/11 ..  United States     400,000          425,000
 Royal Caribbean Cruises Ltd., 7.25%, 8/15/06 ..................  United States     400,000          398,000
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .......  United States     200,000          221,500
 USA Interactive, senior note, 6.75%, 11/15/05 .................  United States   1,000,000        1,058,795
 Vivendi Universal, senior note, 144A, 9.25%, 4/15/10 ..........     France         200,000          225,500
                                                                                                -------------
                                                                                                  11,119,033
                                                                                                -------------
 DISTRIBUTION SERVICES .3%
 Grand Metropolitan Investment, 7.125%, 9/15/04 ................  United States     200,000          214,262
 Sysco Corp., 4.75%, 7/30/05 ...................................  United States     500,000          529,698
                                                                                                -------------
                                                                                                     743,960
                                                                                                -------------
 ELECTRONIC TECHNOLOGY 1.3%
 Amkor Technology Inc., senior sub. note, 9.25%, 2/15/08 .......  United States     200,000          214,500
 Boeing Capital Corp., senior note, 5.40%, 11/30/09 ............  United States   1,000,000        1,038,285
 Compaq Computer Corp., 6.20%, 5/15/03 .........................  United States     500,000          500,918
 Lockheed Martin Corp., 8.50%, 12/01/29 ........................  United States     500,000          672,884
 Northrop Grumman Corp., 7.125%, 2/15/11 .......................  United States   1,265,000        1,483,707
                                                                                                -------------
                                                                                                   3,910,294
                                                                                                -------------
 ENERGY MINERALS 1.6%
 Amerada Hess Corp., 7.875%, 10/01/29 ..........................  United States     225,000          268,480
 Enterprise Products Partners LP, senior note,
   144A, 6.375%, 2/01/13 .......................................  United States     500,000          539,855
 Hanover Equipment Trust 01, 8.75%, 9/01/11 ....................  United States     200,000          205,000
 Marathon Oil Corp., 5.375%, 6/01/07 ...........................  United States   1,000,000        1,062,947
 Peabody Energy Corp., senior note, 144A, 6.875%, 3/15/13 ......  United States     500,000          522,500
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ............  United States   1,250,000        1,294,041
 Westport Resources Corp., senior sub. note, 8.25%, 11/01/11 ...  United States     200,000          219,000
 Westport Resources Corp., senior sub. note.
   144A, 8.25%, 11/01/11 .......................................  United States     100,000          109,500
 XTO Energy Inc., senior note, 144A, 6.25%, 4/15/13 ............  United States     500,000          523,750
                                                                                                -------------
                                                                                                   4,745,073
                                                                                                -------------

                                                            SEMIANNUAL REPORT 41
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONT.)
 FINANCE 11.0%
 AIG SunAmerica Financing VIII, A, 1.945%, 11/15/04 ............  United States  $3,100,000     $  3,102,266
 Axa Corp., 8.60%, 12/15/30 ....................................     France         680,000          821,902
 Bank of America Corp., 5.125%, 11/15/14 .......................  United States   1,000,000        1,034,978
 Capital One Bank, senior note, 6.62%, 8/04/03 .................  United States   1,000,000        1,003,419
 Charles Schwab, senior note, 8.05%, 3/01/10 ...................  United States     750,000          885,087
 CIT Group Inc., 5.50%, 11/30/07 ...............................  United States   1,000,000        1,058,041
 Citigroup Inc., sub. note, 5.625%, 8/27/12 ....................  United States   1,400,000        1,513,722
 CNA Financial Corp., 6.75%, 11/15/06 ..........................  United States     375,000          385,439
 CNA Financial Corp., 6.45%, 1/15/08 ...........................  United States     500,000          510,254
 Credit Suisse First Boston USA, 6.50%, 1/15/12 ................  United States   1,000,000        1,112,888
 EOP Operating LP, 7.375%, 11/15/03 ............................  United States     700,000          719,399
 Ford Motor Credit Co., 6.50%, 1/25/07 .........................  United States   1,000,000        1,023,031
 General Electric Capital Corp., 3.50%, 5/01/08 ................  United States   1,000,000        1,005,690
 General Electric Capital Corp., 5.45%, 1/15/13 ................  United States   1,000,000        1,064,090
 General Electric Capital Corp., 6.75%, 3/15/32 ................  United States   1,000,000        1,161,160
 General Motors Acceptance Corp., 6.875%, 9/15/11 ..............  United States   1,000,000        1,020,796
 Goldman Sachs Group Inc., senior note, 6.60%, 1/15/12 .........  United States   1,450,000        1,637,508
 HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 ..  United States     500,000          507,500
 Household Finance Corp., 6.375%, 10/15/11 .....................  United States     980,000        1,075,115
 International Lease Finance Corp., 5.75%, 2/15/07 .............  United States   1,200,000        1,268,387
 Istar Financial Inc., senior note, 7.00%, 3/15/08 .............  United States     500,000          516,728
 JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ..............  United States   2,000,000        2,128,992
 National Rural Utility Finance, 7.25%, 3/01/12 ................  United States     250,000          294,038
 Nationwide Mutual Insurance, A, 8.25%, 12/01/31 ...............  United States   1,200,000        1,383,346
 Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ..........  United States     150,000          166,799
 Societe Generale-New York, sub. note, 7.40%, 6/01/06 ..........  United States     300,000          341,896
 Standard Chartered Bank, A, 8.00%, 5/30/31 .................... United Kingdom   1,000,000        1,212,808
 Washington Mutual Financial, 6.875%, 5/15/11 ..................  United States   2,000,000        2,307,462
 Wells Fargo & Co., 5.00%, 11/15/14 ............................  United States   1,000,000        1,035,339
 Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ........ United Kingdom     200,000          215,500
 XL Capital PLC, 6.50%, 1/15/12 ................................ United Kingdom   1,100,000        1,202,875
                                                                                                -------------
                                                                                                  32,716,455
                                                                                                -------------
 HEALTH SERVICES .6%
 Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ......     Germany        400,000          419,000
 Healthsouth Corp., senior note, 8.50%, 2/01/08 ................  United States     300,000          192,750
bMagellan Health Services Inc., senior sub.
  note, 9.00%, 2/15/08 .........................................  United States     200,000           54,000
 Tenet Healthcare Corp., 6.375%, 12/01/11 ......................  United States     965,000          921,575
 United Surgical Partners, senior sub. note, 10.00%, 12/15/11 ..  United States     300,000          319,500
                                                                                                -------------
                                                                                                   1,906,825
                                                                                                -------------
 INDUSTRIAL SERVICES 1.2%
 Allied Waste North America Inc., senior sub.
  note, B, 10.00%, 8/01/09 .....................................  United States     500,000          536,875
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 ..  United States     400,000          318,000
 El Paso Energy Partners, senior sub. note,
  144A, 10.625%, 12/01/12 ......................................  United States     200,000          231,000
 Grant Prideco Inc., 9.00%, 12/15/09 ...........................  United States     300,000          330,000

42 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONT.)
 INDUSTRIAL SERVICES (CONT.)
 Murphy Oil Corp., 6.375%, 5/01/12 .............................  United States $ 1,000,000     $  1,121,260
 URS Corp., senior note, 144A, 11.50%, 9/15/09 .................  United States     400,000          402,000
 Waste Management Inc., 6.50%, 11/15/08 ........................  United States     500,000          560,745
                                                                                                -------------
                                                                                                   3,499,880
                                                                                                -------------
 NON-ENERGY MINERALS .6%
 Century Aluminum Co., first mortgage, 11.75%, 4/15/08 .........  United States     400,000          416,000
 Weyerhaeuser Co., 7.375%, 3/15/32 .............................  United States   1,225,000        1,401,921
                                                                                                -------------
                                                                                                   1,817,921
                                                                                                -------------
 PROCESS INDUSTRIES .9%
 Equistar Chemical/Funding, senior note,
  144A, 10.625%, 5/01/11 .......................................  United States     200,000          212,500
 Georgia-Pacific Corp., A, 9.375%, 2/01/13 .....................  United States     400,000          442,000
 Lyondell Chemical Co., senior secured note,
   B, 9.875%, 5/01/07 ..........................................  United States     400,000          414,000
 MDP Acquisitions PLC, senior note, 144A, 9.625%, 10/01/12 ..... Irish Republic     200,000          218,000
 Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..............  United States     500,000          457,500
 Stone Container Corp., senior note, 8.375%, 7/01/12 ...........  United States     200,000          218,500
 United Industries Corp., senior sub. note,
   144A, 9.875%, 4/01/09 .......................................  United States     200,000          213,000
 Valspar Corp., 6.00%, 5/01/07 .................................  United States     500,000          536,626
                                                                                                -------------
                                                                                                   2,712,126
                                                                                                -------------
 PRODUCER MANUFACTURING 1.5%
 Arvinmeritor, 8.75%, 3/01/12 ..................................  United States     300,000          328,500
 Cooper Industries Ltd., 5.25%, 7/01/07 ........................  United States   1,000,000        1,073,291
 Cummins Inc., senior note, 144A, 9.50%, 12/01/10 ..............  United States     200,000          217,000
 Dana Corp., 9.00%, 8/15/11 ....................................  United States     400,000          436,000
 Hubbell Inc., 6.375%, 5/15/12 .................................  United States   1,000,000        1,111,566
 Legrand SA, senior note, 144A, 10.50%, 2/15/13 ................     France         300,000          325,500
 NMHG Holding Co., 10.00%, 5/15/09 .............................  United States     100,000          107,500
 TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13 .......  United States     100,000          109,750
 TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13 .......  United States     300,000          330,000
 TRW Inc., 6.58%, 6/23/03 ......................................  United States     500,000          502,180
                                                                                                -------------
                                                                                                   4,541,287
                                                                                                -------------
 RETAIL TRADE 1.3%
 Delhaize America Inc., 9.00%, 4/15/31 .........................  United States     200,000          214,000
 Kroger Co., 6.75%, 4/15/12 ....................................  United States   1,000,000        1,116,147
 Kroger Co., senior note, 7.65%, 4/15/07 .......................  United States     500,000          566,803
 Limited Brands, 6.125%, 12/01/12 ..............................  United States     500,000          537,042
 Resolution Performance/RPP Capital, A, 9.50%, 4/15/10 .........  United States     200,000          215,000
 Rite Aid Corp., A, 8.125%, 5/01/10 ............................  United States     400,000          412,000
 Toys R Us, 7.875%, 4/15/13 ....................................  United States     700,000          729,284
                                                                                                -------------
                                                                                                   3,790,276
                                                                                                -------------

                                                            SEMIANNUAL REPORT 43
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONT.)
 TRANSPORTATION 1.1%
 Continental Airlines Inc., pass-through
   certs, 6.503%, 6/15/11 ......................................  United States  $1,000,000     $    870,641
 CP Ships Ltd., senior note, 10.375%, 7/15/12 ..................  United States     300,000          326,250
 Delta Air Lines, G-1, 6.718%, 1/02/23 .........................  United States     943,220          992,825
 Great Lakes Dredge & Dock Corp., senior sub.
   note, 11.25%, 8/15/08 .......................................  United States     200,000          212,250
 United Air Lines Inc., S00-2, 7.186%, 4/01/11 .................  United States     981,577          724,065
                                                                                                -------------
                                                                                                   3,126,031
                                                                                                -------------
 UTILITIES 1.5%
 AES Corp., senior note, 8.75%, 6/15/08 ........................  United States     300,000          291,000
 Calpine Corp., senior note, 8.625%, 8/15/10 ...................  United States     400,000          288,000
 CMS Energy Corp., senior note, 8.50%, 4/15/11 .................  United States     400,000          400,000
 Dynegy Inc., senior note, 8.75%, 2/15/12 ......................  United States     400,000          382,000
 East Coast Power LLC, 6.737%, 3/31/08 .........................  United States      62,946           62,868
 Midland Cogeneration Venture, S.F., senior
  lease obligation, B, 13.25%, 7/23/06 .........................  United States     100,000          113,500
 Pepco Holdings Inc., 3.75%, 2/15/06 ...........................  United States   1,000,000        1,026,351
 Southwestern Electric Power, 4.50%, 7/01/05 ...................  United States   1,000,000        1,037,549
 Teco Energy, 7.00%, 5/01/12 ...................................  United States     500,000          487,500
 Utilicorp United Inc., senior note, 8.27%, 11/15/21 ...........  United States     400,000          298,000
                                                                                                -------------
                                                                                                   4,386,768
                                                                                                -------------
 TOTAL CORPORATE BONDS (COST $87,806,606) ......................                                  93,746,057
                                                                                                -------------
 CONVERTIBLE BONDS (COST $74,113) .1%
 ELECTRONIC TECHNOLOGY .1%
 Nortel Networks Corp., cvt., 4.25%, 9/01/08 ...................  United States     400,000          335,500
                                                                                                -------------
 ASSET-BACKED SECURITIES 15.4%
 AFC Home Equity Loan Trust, 1 Month Libor + 24BP,
   Resets Monthly, 2.07%, 12/25/27 .............................  United States   1,768,351        1,767,047
 Capital Auto Receivables Asset Trust, 2002-1,
   Class A2, No Cap, + 1 Month LIBOR, Resets Monthly,
   1.842%, 3/15/04 .............................................  United States     207,916          208,043
 Champion Home Equity Loan Trust, 1997-1, Class A3,
   7.72%, 5/25/29 ..............................................  United States     783,775          797,815
 Chase Funding Mortgage Loan Asset-Backed Certificates,
   Class 2003-1, Class 1A4, 4.119%, 2/25/29 ....................  United States   1,000,000        1,010,688
 Chase Funding Mortgage Loan, 1998-2, Class IA3,
   5.98%, 4/25/22 ..............................................  United States     119,610          119,877
 Citifinancial Mortgage Securities Inc., 2003-1,
   Class AF3, 4.001%, 1/25/33 ..................................  United States   2,000,000        2,021,728
 Countrywide Asset-Backed Certificates, 1999 -2,
   Class AF4, 6.78%, 11/25/27 ..................................  United States     404,697          418,880
 DLJ Mortgage Acceptance Corp., 1998-2,
   Class 1PA1, 6.75%, 6/19/28 ..................................  United States     880,162          929,577
 Equity One Mortgage, 2001-3, Class AF3, 5.191%, 5/25/32 .......  United States   1,050,000        1,096,361
 Green Tree Financial Corp.,1999-2, Class M1, 6.80%,
  12/01/30 .....................................................  United States     400,000          134,250
 Keystone Owner Trust, 1997-P3, Class M2,
  7.98%, 12/25/24 ..............................................  United States   2,290,560        2,373,305
 The Money Store Home Equity Trust, 1996-D, Class A10,
  Margin .21+ 1 Month LIBOR, Resets Monthly, 1.49%,
  4/15/28 ......................................................  United States   1,314,721        1,315,913
 Morgan Stanley Dean Witter Capital I,
  2002-NC4, Class A2, 1 Month Libor + 40BP,
  Resets Monthly, 1.78%, 9/25/32 ...............................  United States   3,100,356        3,107,917
 Morgan Stanley Dean Witter Capital I, 2003-NC3, Class
  M1, 2.2%, 3/25/33 ............................................  United States   5,843,000        5,886,266

44 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES (CONT.)
 Morgan Stanley Dean Witter Capital I, 2003-NC4,
  Class M2, 3.3178%, 4/25/33 ...................................  United States $ 5,000,000    $   4,986,600
 Prudential Home Mortgage Securities, 1988-4,
  Class A, Cap Margin 2.50% + CMT,
  Resets Monthly, 7.71%, 7/25/18 ...............................  United States     251,627          252,623
 Residential Asset Securities Corp., 2000-KS2,
  Class AII, Available Funds Cap,
  Margin + 1 Month LIBOR, Resets Monthly, 1.555%, 3/25/30 ......  United States   6,401,129        6,397,345
 Residential Asset Securities Corp., 2002-KS2,
  Class AIIB, Available Funds Cap,
  Margin + 1 Month LIBOR, Resets Monthly, 1.606%, 4/25/32 ......  United States   1,407,497        1,407,759
  Residential Funding Mortgage Securities I, 2001-HS3,
   Class AI4, 5.44%, 6/25/31 ...................................  United States   1,025,000        1,034,067
 Residential Funding Mortgage Securities I,
  2002-HI2, AI2, 4.56%, 4/25/11 ................................  United States   5,729,298        5,761,457
 Residential Funding Mortgage Securities I,
  2002-HI5, Class A4, 4.04%, 8/25/15 ...........................  United States   2,000,000        2,052,040
 Saxon Asset Security Trust, 1998-4, Class AF5, 6.93%, 1/25/30 .  United States     150,000          156,743
 Structured Asset Securities Corp.,
  1997-1, Class A, 6.764%, 11/15/26 ............................  United States     277,874          277,661
 Structured Asset Securities Corp.,
  2002-1A, Class 2A1, 4.322%, 2/25/32 ..........................  United States   1,787,194        1,793,462
 Vanderbilt Mortgage Finance, 2000-D,
  Class M1, 8.29%, 12/07/30 ....................................  United States     500,000          526,164
                                                                                                -------------
 TOTAL ASSET-BACKED SECURITIES (COST $45,844,550) ..............                                  45,833,588
                                                                                                -------------
 COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5%
 FNMA, DUS, 4.829%, 2/01/33 ....................................  United States   3,000,000        3,134,067
 FNMA, DUS, 6.219%, 8/01/12 ....................................  United States   2,988,190        3,389,494
 Morgan Stanley Capital I, 1997-WF1, Class A1, 6.83%, 7/15/29 ..  United States     766,645          786,736
                                                                                                -------------
 TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $7,179,083) .                                   7,310,297
                                                                                                -------------
 MORTGAGE-BACKED SECURITIES 33.1%
 15-YEAR MORTGAGE-BACKED SECURITIES 4.2%
 FHLMC, 6.00%, 2/01/17 .........................................  United States     613,285          641,066
 FHLMC, 8.50%, 5/01/12 .........................................  United States     218,195          234,016
 FNMA, 5.00%, 2/01/18 ..........................................  United States     494,569          511,184
 FNMA, 5.50%, 1/01/14 - 2/01/18 ................................  United States   4,503,362        4,690,548
 FNMA, 6.00%, 8/01/16 - 6/01/17 ................................  United States   3,039,502        3,187,163
 FNMA, 6.50%, 4/01/16 - 9/01/16 ................................  United States     568,728          602,850
 GNMA, 7.00%, 2/15/09 ..........................................  United States     182,891          196,800
 GNMA, 7.50%, 5/15/05 - 7/15/07 ................................  United States   1,781,897        1,873,379
 GNMA, 8.00%, 8/15/16 - 7/15/17 ................................  United States     439,647          483,150
 GNMA, 8.25%, 9/20/17 ..........................................  United States      56,253           61,792
 GNMA, 9.00%, 11/15/16 - 1/15/17 ...............................  United States       2,817            3,148
                                                                                                -------------
                                                                                                  12,485,096
                                                                                                -------------
 30-YEAR MORTGAGE-BACKED SECURITIES 25.9%
 FHLMC, 5.00%, 5/01/33 .........................................  United States   2,000,000        2,010,000
 FHLMC, 5.50%, 5/01/33 .........................................  United States   4,000,000        4,110,000
 FHLMC, 6.00%, 10/01/32 ........................................  United States   4,307,739        4,487,168
 FHLMC, 6.50%, 4/01/28 - 3/01/32 ...............................  United States   3,797,712        3,967,747
 FHLMC, 7.00%, 4/01/26 - 5/01/32 ...............................  United States   3,408,378        3,597,068
 FHLMC, 8.50%, 8/01/30 .........................................  United States     107,088          115,434
 FNMA, 5.00%, 5/01/18 - 5/01/33 ................................  United States   3,900,000        3,994,125
 FNMA, 5.50%, 2/01/33 - 5/01/33 ................................  United States  10,012,593       10,296,749
 FNMA, 6.00%, 4/01/32 - 2/01/33 ................................  United States   2,539,557        2,646,207
 FNMA, 6.50%, 8/01/28 - 8/01/32 ................................  United States  11,650,364       12,177,678
 FNMA, 7.00%, 8/01/29 - 7/01/32 ................................  United States   2,303,245        2,434,570

                                                            SEMIANNUAL REPORT 45
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES (CONT.)
 30-YEAR MORTGAGE-BACKED SECURITIES (CONT.)
 FNMA, 7.50%, 1/01/30 ..........................................  United States  $  651,378     $    694,735
 FNMA, 8.00%, 12/01/30 .........................................  United States     188,911          204,808
 GNMA, 5.50%, 5/01/33 ..........................................  United States   4,500,000        4,646,250
 GNMA, 6.00%, 3/20/28 - 12/15/32 ...............................  United States  10,507,062       10,974,635
 GNMA, 6.50%, 3/20/28 - 7/15/32 ................................  United States   5,624,418        5,915,144
 GNMA, 7.00%, 10/15/27 - 4/15/28 ...............................  United States     513,520          545,915
 GNMA, 7.50%, 5/15/23 - 8/20/30 ................................  United States   2,257,767        2,403,558
 GNMA, 8.00%, 1/20/27 - 7/20/27 ................................  United States     862,184          927,790
 GNMA, 9.00%, 9/15/25 - 3/15/31 ................................  United States     892,123          973,252
                                                                                                -------------
                                                                                                  77,122,833
                                                                                                -------------
 ADJUSTABLE RATE MORTGAGE SECURITIES 3.0%
 FHLMC, ARM, 8.195%, 3/01/25 ...................................  United States     963,068        1,024,773
 FHLMC, ARM, 6.977%, 9/01/27 ...................................  United States     459,207          473,751
 FHLMC, ARM, 4.683%, 4/01/30 ...................................  United States   2,780,624        2,867,996
 FNMA, ARM, 6.50%, 6/01/15 .....................................  United States     235,658          241,853
 FNMA, ARM, 7.677%, 1/01/17 ....................................  United States   1,061,122        1,098,220
 FNMA, ARM, 7.445%, 6/01/17 ....................................  United States     462,342          480,444
 FNMA, ARM, 7.249%, 9/01/19 ....................................  United States      80,555           83,642
 FNMA, ARM, 8.209%, 12/01/22 ...................................  United States     691,133          712,713
 FNMA, ARM, 7.437%, 12/01/24 ...................................  United States     155,659          162,530
 FNMA, ARM, 7.923%, 5/01/25 ....................................  United States     501,236          519,770
 FNMA, ARM, 8.744%, 6/01/30 ....................................  United States     295,606          312,243
 GNMA, ARM, 6.875%, 1/20/23 ....................................  United States     241,121          245,912
 GNMA, ARM, 7.00%, 10/20/26 ....................................  United States     409,808          418,957
 GNMA, ARM, 7.00%, 10/20/26 ....................................  United States     201,687          206,260
                                                                                                -------------
                                                                                                   8,849,064
                                                                                                -------------
 TOTAL MORTGAGE-BACKED SECURITIES (COST $97,107,825) ...........                                  98,456,993
                                                                                                -------------
 U.S. GOVERNMENT AND AGENCY SECURITIES 17.0%
 FHLMC, 2.875%, 9/15/05 ........................................  United States   7,000,000        7,167,818
 FHLMC, 5.25%, 1/15/06 .........................................  United States   5,000,000        5,424,730
 FHLMC, 2.375%, 4/15/06 ........................................  United States   2,500,000        2,519,903
 FHLMC, 5.50%, 7/15/06 .........................................  United States   7,180,000        7,902,940
 FHLMC, 6.25%, 7/15/32 .........................................  United States   1,000,000        1,157,572
 FNMA, 3.50%, 9/15/04 ..........................................  United States   1,500,000        1,544,951
 U.S. Treasury Bond, 3.875%, 2/15/13 ...........................  United States   2,500,000        2,504,103
 U.S. Treasury Bond, 7.25%, 8/15/22 ............................  United States     830,000        1,088,694
 U.S. Treasury Bond, 5.25%, 2/15/29 ............................  United States   6,870,000        7,233,093
 U.S. Treasury Bond, 5.375%, 2/15/31 ...........................  United States   3,000,000        3,274,455
 U.S. Treasury Note, 1.75%, 12/31/04 ...........................  United States   2,500,000        2,516,408
 U.S. Treasury Note, 3.00%, 11/15/07 ...........................  United States   8,000,000        8,112,192
                                                                                                -------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $48,574,889)                                   50,446,859
                                                                                                -------------

46 SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT SECURITIES 5.0%
 Federal Republic of Germany, 96, 6.00%, 1/05/06 ...............     Germany     $   280,000 EUR $   338,977
 Federation of Russia, 3.00%, 5/14/06 ..........................     Russia           40,000          38,550
 Federation of Russia, Reg S, 5.00%, 3/31/30 ...................     Russia        1,914,000       1,737,558
 Federation of Russia, Reg S, 10.00%, 6/26/07 ..................     Russia           26,000          31,124
 Government of France, 4.00%, 4/25/13 ..........................     France          600,000 EUR     662,701
 Government of Hungary, 8.50%, 10/12/05 ........................     Hungary      17,000,000 HUF      80,811
 Government of Malaysia, 7.50%, 7/15/11 ........................    Malaysia         490,000         575,995
 Government of New Zealand, 7.00%, 7/15/09 .....................   New Zealand    11,922,000 NZD   7,121,031
 Government of Venezuela, (6M LIBOR .875), 2.188%, 3/31/07 .....    Venezuela         95,235          70,725
 Kingdom of Norway, 6.50%, 5/15/13 .............................     Norway        3,000,000 NOK     468,576
 Kingdom of Sweden, 5.50%, 10/08/12 ............................     Sweden        4,080,000 SEK     529,061
 Province of British Columbia, 4.625%, 10/03/06 ................  United States      500,000         536,083
 Republic of Austria, 5.875%, 7/15/06 ..........................     Austria         780,000 EUR     950,474
 Republic of Bulgaria, 144A, 8.25%, 1/15/15 ....................    Bulgaria          57,000          64,695
 Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ...................    Bulgaria         194,000         220,190
 Republic of Colombia, 10.00%, 1/23/12 .........................    Colombia          74,000          81,863
 Republic of Peru, FRN, 5.00%, 3/07/17 .........................      Peru           110,400          96,164
 Republic of Philippines, 10.625%, 3/16/25 .....................   Philippines       254,000         273,844
 Republic of South Africa, 9.125%, 5/19/09 .....................  South Africa        14,000          17,269
 United Mexican States, 9.875%, 2/01/10 ........................     Mexico          450,000         570,938
 United Mexican States, 8.125%, 12/30/19 .......................     Mexico          399,000         448,127
                                                                                                -------------
 TOTAL FOREIGN GOVERNMENT SECURITIES (COST $12,726,358) ........                                  14,914,756
                                                                                                -------------
 ZERO COUPON BONDS .3%
 Charter Communications Holdings LLC, senior
  disc. note, zero cpn. to 4/01/04,
  9.92% thereafter, 4/01/11 ....................................  United States     200,000          116,000
 Huntsman ICI Chemicals, senior disc.
  note, zero cpn., 12/31/09 ....................................  United States     300,000          118,500
 Quebecor Media Inc., senior disc. note,
  zero cpn. to 7/15/06, 13.75% thereafter,
  7/15/11 ......................................................     Canada         300,000          243,000
 Yell Finance BV, senior disc. note, zero
  cpn. to 8/01/06, 13.50% thereafter, 8/01/11 ..................United Kingdom      500,000          401,250
                                                                                                -------------
 TOTAL ZERO COUPON BONDS (COST $785,535) .......................                                     878,750
                                                                                                -------------
 TOTAL LONG TERM INVESTMENTS (COST $300,286,750) ...............                                 311,943,631
                                                                                                -------------

                                                                                   SHARES
                                                                                   -------
 SHORT TERM INVESTMENTS 2.9%
cMONEY FUND 2.5%
 Franklin Institutional Fiduciary
  Trust Money Market Portfolio .................................  United States   7,436,765        7,436,765
                                                                                                -------------

                                                            SEMIANNUAL REPORT 47

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT A        VALUE
-------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES .4%
 FNMA, 1/19/04 .................................................  United States   $ 825,000     $    816,960
dU.S. Treasury Bill, 5/15/03 ...................................  United States     300,000          299,872
                                                                                                -------------
                                                                                                   1,116,832
                                                                                                -------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,552,482) ................                                   8,553,597
                                                                                                -------------
 TOTAL INVESTMENTS (COST $308,839,232) 107.8% ..................                                 320,497,228
 OTHER ASSETS, LESS LIABILITIES (7.8)% .........................                                 (23,313,780)
                                                                                                -------------
 NET ASSETS 100.0% .............................................                                $297,183,448
                                                                                                =============

CURRENCY ABBREVIATIONS:
EUR - European Unit
HUF - Hungarian Forint
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATION:
DUS - Designated Underwriter Security
FRN - Floating Rate Note

aThe principal amount is stated in U.S. dollars unless otherwise indicated. bSee Note 7 regarding defaulted securities.
cSee Note 9 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.
dOn deposit with broker for initial margin on futures contracts (Note 1 (d)).

48 SEMIANNUAL REPORT     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)

                                                FRANKLIN
                                               ADJUSTABLE          FRANKLIN           FRANKLIN
                                             U.S. GOVERNMENT     FLOATING RATE     TOTAL RETURN
                                             SECURITIES FUND   DAILY ACCESS FUND       FUND
                                             ---------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................   $ 682,448,882      $ 141,115,731    $ 308,839,232
                                              ==================================================
  Value ...................................     662,958,446        140,848,746      320,497,228
 Cash .....................................              --              5,499          901,837
 Receivables:
  Investment securities sold ..............       3,413,938          2,006,250        1,427,146
  Capital shares sold .....................       3,672,196            507,566        1,100,270
  Interest ................................              --            573,262        3,097,025
 Other assets .............................              --              7,990               --
                                              --------------------------------------------------
      Total assets ........................     670,044,580        143,949,313      327,023,506
                                              --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........              --          3,470,000       28,695,689
  Capital shares redeemed .................       4,676,412            675,022          262,116
  Affiliates ..............................         229,410            130,356          132,593
  Shareholders ............................         217,467              6,792            7,725
  Variation margin (Note 1) ...............              --                 --            8,593
 Distributions to shareholders ............              --            149,144          730,817
 Other liabilities ........................           4,151              1,730            2,525
                                              --------------------------------------------------
      Total liabilities ...................       5,127,440          4,433,044       29,840,058
                                              --------------------------------------------------
       Net assets, at value ...............   $ 664,917,140      $ 139,516,269    $ 297,183,448
                                              ==================================================
Net assets consist of:
 Undistributed net investment income ......              --                184       (1,378,191)
 Net unrealized appreciation (depreciation)     (19,490,436)          (266,985)      11,604,659
 Accumulated net realized gain (loss) .....     (40,660,486)        (1,828,670)        (883,103)
 Capital shares ...........................     725,068,062        141,611,740      287,840,083
                                              --------------------------------------------------
       Net assets, at value ...............   $ 664,917,140      $ 139,516,269    $ 297,183,448
                                              ==================================================

                       See notes to financial statements.   SEMIANNUAL REPORT 49

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003 (UNAUDITED)

                                                FRANKLIN
                                               ADJUSTABLE          FRANKLIN           FRANKLIN
                                             U.S. GOVERNMENT     FLOATING RATE     TOTAL RETURN
                                             SECURITIES FUND   DAILY ACCESS FUND       FUND
                                             ---------------------------------------------------
CLASS A:
 Net assets, at value ........................$664,917,140        $53,906,899      $124,539,882
                                              ==================================================
 Shares outstanding ..........................  71,388,172          5,460,805        12,336,143
                                              ==================================================
 Net asset value per share a .................       $9.31             $ 9.87            $10.10
                                              ==================================================
 Maximum offering price per share
  (net asset value per share / 97.75%,
  97.75%, 95.75%, respectively) ..............       $9.52             $10.10            $10.55
                                              ==================================================
CLASS B:
 Net assets, at value ........................          --        $19,334,861      $ 10,386,207
                                              ==================================================
 Shares outstanding ..........................          --          1,959,814         1,028,827
                                              ==================================================
 Net asset value and maximum
  offering price per share a .................          --             $ 9.87            $10.10
                                              ==================================================
CLASS C:
 Net assets, at value ........................          --        $59,952,040      $ 12,017,774
                                              ==================================================
 Shares outstanding ..........................          --          6,072,785         1,190,987
                                              ==================================================
 Net asset value per share a .................          --             $ 9.87            $10.09
                                              ==================================================
 Maximum offering price per share
  (net asset value per share / 100%,
   99%, respectively) ........................          --             $ 9.87            $10.19
                                              ==================================================
CLASS R:
 Net assets, at value ........................          --                 --      $  5,803,481
                                              ==================================================
 Shares outstanding ..........................          --                 --           574,869
                                              ==================================================
 Net asset value and maximum offering
   price per share a .........................          --                 --            $10.10
                                              ==================================================
ADVISOR CLASS:
 Net assets, at value ........................          --        $ 6,322,469      $144,436,104
                                              ==================================================
 Shares outstanding ..........................          --            640,023        14,285,481
                                              ==================================================
 Net asset value and maximum
   offering price per share ..................          --             $ 9.88            $10.11
                                              ==================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

50 SEMIANNUAL REPORT       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                       FRANKLIN
                                                      ADJUSTABLE          FRANKLIN           FRANKLIN
                                                    U.S. GOVERNMENT     FLOATING RATE     TOTAL RETURN
                                                    SECURITIES FUND   DAILY ACCESS FUND       FUND
                                                    ---------------------------------------------------
Investment income:
 Dividends .....................................     $ 11,736,358      $     56,580      $     77,850
 Interest ......................................               --         3,422,864         6,465,888
                                                     -------------------------------------------------
      Total investment income ..................       11,736,358         3,479,444         6,543,738
                                                     -------------------------------------------------
Expenses:
 Management fees (Note 3) ......................               --           277,111           538,375
 Administrative fees (Note 3) ..................          293,395           130,895           264,879
 Distribution fees: (Note 3)
  Class A ......................................          734,885            63,832           135,357
  Class B ......................................               --            83,640            22,572
  Class C ......................................               --           180,911            22,563
  Class R ......................................               --                --             8,953
 Transfer agent fees (Note 3) ..................          228,316            45,554            70,114
 Custodian fees ................................               --               580             2,209
 Reports to shareholders .......................           14,418             3,310             7,440
 Registration and filing fees ..................           35,609            31,867            35,192
 Professional fees .............................            6,529            17,465            28,059
 Trustees' fees and expenses ...................           10,761             1,661             3,709
 Other .........................................            5,255            26,308             4,512
                                                     -------------------------------------------------
      Total expenses ...........................        1,329,168           863,134         1,143,934
      Expenses waived/paid by affiliate (Note 3)               --                --          (384,160)
                                                     -------------------------------------------------
       Net expenses ............................        1,329,168           863,134           759,774
                                                     -------------------------------------------------
        Net investment income ..................       10,407,190         2,616,310         5,783,964
                                                     -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................          (35,904)       (1,579,023)          738,374
  Financial futures contracts ..................               --                --           217,151
  Foreign currency transactions ................               --                --            17,370
                                                     -------------------------------------------------
      Net realized gain (loss) .................          (35,904)       (1,579,023)          972,895
 Net unrealized appreciation (depreciation) on:
  Investments ..................................       (3,738,233)        4,018,561        10,578,892
  Financial futures contracts ..................               --                --          (166,111)
  Translation of assets and liabilities
   denominated in foreign currencies ...........               --                --             2,390
                                                     -------------------------------------------------
      Net unrealized appreciation (depreciation)       (3,738,233)        4,018,561        10,415,171
                                                     -------------------------------------------------
 Net realized and unrealized gain (loss) .......       (3,774,137)        2,439,538        11,388,066
                                                     -------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations ............     $  6,633,053      $  5,055,848      $ 17,172,030
                                                     =================================================

                       See notes to financial statements.   SEMIANNUAL REPORT 51

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2003  (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                                                  FRANKLIN ADJUSTABLE              FRANKLIN FLOATING RATE
                                                            U.S. GOVERNMENT SECURITIES FUND           DAILY ACCESS FUND
                                                         --------------------------------------------------------------------------
                                                             SIX MONTHS           YEAR           SIX MONTHS            YEAR
                                                                ENDED             ENDED             ENDED              ENDED
                                                           APRIL 30, 2003   OCTOBER 31, 2002   APRIL 30, 2003     OCTOBER 31, 2002
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................     $  10,407,190      $  15,452,115      $   2,616,310      $   4,477,122
  Net realized gain (loss) from investments .........           (35,904)            16,333         (1,579,023)          (232,421)
  Net unrealized appreciation
    (depreciation) on investments ...................        (3,738,233)        (2,007,410)
                                                                                                    4,018,561         (3,617,932)
                                                         --------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
 from operations ....................................         6,633,053         13,461,038          5,055,848            626,769
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................       (10,546,305)       (15,400,332)        (1,083,820)        (1,895,589)
   Class B ..........................................              --                 --             (319,205)          (540,646)
   Class C ..........................................              --                 --           (1,074,037)        (1,880,281)
   Advisor Class ....................................              --                 --             (137,475)          (296,218)
                                                         --------------------------------------------------------------------------
 Total distributions to shareholders ................       (10,546,305)       (15,400,332)        (2,614,537)        (4,612,734)
 Capital share transactions: (Note 2)
   Class A ..........................................        93,165,414        307,429,345          3,567,259         16,218,302
   Class B ..........................................              --                 --            1,837,437          7,861,501
   Class C ..........................................              --                 --            4,325,140         30,056,933
   Advisor Class ....................................              --                 --              334,747           (406,639)
                                                         --------------------------------------------------------------------------
 Total capital share transactions ...................        93,165,414        307,429,345         10,064,583         53,730,097
      Net increase (decrease) in net assets .........        89,252,162        305,490,051         12,505,894         49,744,132
Net assets:
 Beginning of period ................................       575,664,978        270,174,927        127,010,375         77,266,243
                                                         --------------------------------------------------------------------------
 End of period ......................................     $ 664,917,140      $ 575,664,978      $ 139,516,269      $ 127,010,375
                                                         ==========================================================================
Undistributed net investment income
 included in net assets:
 End of period ......................................     $          --      $     139,115      $         184      $      (1,589)
                                                         ==========================================================================

52 SEMIANNUAL REPORT   See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2003  (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                                           FRANKLIN TOTAL RETURN FUND
                                                       ---------------------------------
                                                          SIX MONTHS            YEAR
                                                             ENDED             ENDED
                                                        APRIL 30, 2003    OCTOBER 31, 2002
                                                       ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................     $   5,783,964      $   9,101,351
  Net realized gain (loss) from investments,
   financial futures contracts, and foreign
   currency transactions ..........................           972,895            547,652
  Net unrealized appreciation (depreciation)
   on investments, financial futures contracts, and
   translation of assets and liabilities
   denominated in foreign currencies ..............        10,415,171             94,431
                                                       ----------------------------------
      Net increase (decrease) in net assets
         resulting from operations ................        17,172,030          9,743,434
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................        (2,842,954)        (4,498,082)
   Class B ........................................          (165,848)           (52,535)
   Class C ........................................          (176,847)           (51,923)
   Class R ........................................           (88,511)           (41,247)
   Advisor Class ..................................        (3,835,469)        (5,449,321)
                                                       ----------------------------------
 Total distributions to shareholders ..............        (7,109,629)       (10,093,108)
 Capital share transactions: (Note 2)
   Class A ........................................        24,946,970         28,788,630
   Class B ........................................         6,040,674          4,098,234
   Class C ........................................         7,268,815          4,471,071
   Class R ........................................         3,806,880          1,861,985
   Advisor Class ..................................         4,839,083        109,736,322
                                                       ----------------------------------
 Total capital share transactions .................        46,902,422        148,956,242
      Net increase (decrease) in net assets .......        56,964,823        148,606,568
Net assets:
 Beginning of period ..............................       240,218,625         91,612,057
                                                       ----------------------------------
 End of period ....................................     $ 297,183,448      $ 240,218,625
                                                       ==================================
Undistributed net investment income
  included in net assets:
 End of period ....................................     $  (1,378,191)     $     (52,526)
                                                       ==================================

                       See notes to financial statements.   SEMIANNUAL REPORT 53

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Floating Rate Daily Access Fund. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Floating Rate Daily Access Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. At April 30, 2003, the Franklin Adjustable U.S. Government Securities Fund owned 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Franklin Total Return Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

54 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. SECURITIES PURCHASED ON A TBA OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a to be announced ("TBA") or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

E. FOREIGN CURRENCY CONTRACTS

When the Franklin Total Return Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund.

The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

                                                            SEMIANNUAL REPORT 55

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin Floating Rate Daily Access Fund, facility fees received are recognized as income over the expected term of the loan.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily based upon the relative proportion of net assets of each class.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At April 30, 2003, there were no unfunded loan commitments.

L. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

56 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

      FUND                                                  CLASS
      --------------------------------------------------------------------------
      Franklin Adjustable U.S. Government Securities Fund   A
      Franklin Floating Rate Daily Access Fund              A, B, C & Advisor
      Franklin Total Return Fund                            A, B, C, R & Advisor

At April 30, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                  FRANKLIN
                                                 ADJUSTABLE                    FRANKLIN                     FRANKLIN
                                               U.S. GOVERNMENT               FLOATING RATE               TOTAL RETURN
                                               SECURITIES FUND             DAILY ACCESS FUND                  FUND
                                       ---------------------------------------------------------------------------------------
                                         SHARES         AMOUNT          SHARES        AMOUNT         SHARES          AMOUNT
                                       ---------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2003
 Shares sold ..................        31,440,736    $ 293,188,277     1,957,578    $ 19,180,411    3,890,476    $  38,638,706
 Shares issued in reinvestment
 of distributions .............           696,771        6,498,311        76,844         753,672      167,709        1,671,154
 Shares redeemed ..............       (22,142,716)    (206,521,174)   (1,671,335)    (16,366,824)  (1,548,842)     (15,362,890)
                                      -----------------------------------------------------------------------------------------
 Net increase (decrease) ......         9,994,791    $  93,165,414       363,087    $  3,567,259    2,509,343    $  24,946,970
                                      ==========================================================================================
Year ended October 31, 2002
 Shares sold ..................        57,827,627    $ 542,092,482     5,523,459    $ 55,174,615    6,448,332    $  62,634,110
 Shares issued in reinvestment
 of distributions .............         1,038,658        9,722,779       129,816       1,292,337      260,052        2,526,489
 Shares redeemed ..............       (26,045,031)    (244,385,916)   (4,036,952)    (40,248,650)  (3,750,693)     (36,371,969)
                                      -----------------------------------------------------------------------------------------
 Net increase (decrease) ......        32,821,254    $ 307,429,345     1,616,323    $ 16,218,302    2,957,691    $  28,788,630
                                      =========================================================================================
CLASS B SHARES:
Six months ended April 30, 2003
 Shares sold ..................                                          337,482    $  3,305,090      709,821    $   7,043,576
 Shares issued in reinvestment
 of distributions .............                                           15,328         150,271       12,840          128,145
 Shares redeemed ..............                                         (165,313)     (1,617,924)    (114,101)      (1,131,047)
                                                                  -------------------------------------------------------------
 Net increase (decrease) ......                                          187,497    $  1,837,437      608,560    $   6,040,674
                                                                  ==============================================================
Year ended October 31, 2002
 Shares sold ..................                                        1,094,603    $ 10,947,919      585,155    $   5,687,647
 Shares issued in reinvestment
 of distributions .............                                           20,875         207,312        3,918           38,137
 Shares redeemed ..............                                         (331,785)     (3,293,730)    (168,806)      (1,627,550)
                                                                  -------------------------------------------------------------
 Net increase (decrease) ......                                          783,693    $  7,861,501      420,267    $   4,098,234
                                                                  ==============================================================

                                                            SEMIANNUAL REPORT 57

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        FRANKLIN FLOATING RATE
                                                           DAILY ACCESS FUND      FRANKLIN TOTAL RETURN FUND
                                                        ------------------------------------------------------
                                                           SHARES      AMOUNT           SHARES      AMOUNT
                                                        ------------------------------------------------------
CLASS C SHARES:
Six months ended April 30, 2003
 Shares sold ..........................................  1,429,234  $ 14,014,542        835,004   $ 8,296,287
 Shares issued in reinvestment of distributions .......     71,777       703,753         13,522       134,884
 Shares redeemed ...................................... (1,061,412)  (10,393,155)      (117,230)   (1,162,356)
                                                        ------------------------------------------------------
 Net increase (decrease) ..............................    439,599  $  4,325,140        731,296   $ 7,268,815
                                                        ======================================================
Year ended October 31, 2002
 Shares sold ..........................................  4,855,087  $ 48,644,167        545,594   $ 5,300,118
 Shares issued in reinvestment of distributions .......    124,514     1,238,357          4,259        41,440
 Shares redeemed ...................................... (1,995,252)  (19,825,591)       (90,162)     (870,487)
                                                        ------------------------------------------------------
 Net increase (decrease) ..............................  2,984,349  $ 30,056,933        459,691   $ 4,471,071
                                                        ======================================================
CLASS R:
Six months ended April 30, 2003
 Shares sold ..........................................                                 447,275   $ 4,451,058
 Shares issued in reinvestment of distributions .......                                   8,565        85,539
 Shares redeemed ......................................                                 (73,302)     (729,717)
                                                                                     -------------------------
 Net increase (decrease) ..............................                                 382,538   $ 3,806,880
                                                                                     =========================
Year ended October 31, 2002
 Shares sold ..........................................                                 234,209   $ 2,270,564
 Shares issued in reinvestment of distributions .......                                   4,018        39,080
 Shares redeemed ......................................                                 (45,896)     (447,659)
                                                                                     -------------------------
 Net increase (decrease) ..............................                                 192,331   $ 1,861,985
                                                                                     =========================
ADVISOR CLASS:
Six months ended April 30, 2003
 Shares sold ..........................................     54,283  $    531,215        965,868   $ 9,556,643
 Shares issued in reinvestment of distributions .......      2,271        22,302         71,769       715,615
 Shares redeemed ......................................    (22,310)     (218,770)      (547,224)   (5,433,175)
                                                        ------------------------------------------------------
 Net increase (decrease) ..............................     34,244  $    334,747        490,413   $ 4,839,083
                                                        ======================================================
Year ended October 31, 2002
 Shares sold ..........................................    142,203  $  1,426,688      1,542,006  $ 14,998,351
 Shares issued in merger a ............................         --            --     12,242,524   117,528,229
 Shares issued in reinvestment of distributions .......      3,708        36,996        142,577     1,387,088
 Shares redeemed ......................................   (187,072)   (1,870,323)    (2,474,896)  (24,177,346)
                                                        ------------------------------------------------------
 Net increase (decrease) ..............................    (41,161)  $  (406,639)    11,452,211  $109,736,322
                                                        ======================================================

aOn March 27, 2002, the Franklin Total Return Fund acquired the net assets of the FTI - Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by the Fiduciary Bond Fund's shareholders.

58 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                   AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                        Investment manager
Franklin Templeton Services LLC (FT Services)            Administrative manager
Franklin/Templeton Investor Services LLC
 (Investor Services)                                     Transfer agent
Franklin/Templeton Distributors Inc. (Distributors)      Principal underwriter
The U.S. Government Adjustable Rate Mortgage Portfolio   The fund in which the
                                                         Franklin Adjustable U.S. Government
                                                         Securities Fund invests.

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers of .450% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

Advisers agreed in advance to waive administrative and management fees for the Franklin Total Return Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                       FRANKLIN
                      ADJUSTABLE          FRANKLIN              FRANKLIN
                    U.S. GOVERNMENT     FLOATING RATE        TOTAL RETURN
                    SECURITIES FUND   DAILY ACCESS FUND           FUND
                    ------------------------------------------------------
        Class A .......  .25%               .25%                  .25%
        Class B .......   --               1.00%                  .65%
        Class C .......   --                .65%                  .65%
        Class R .......   --                 --                   .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                           FRANKLIN
                                          ADJUSTABLE         FRANKLIN           FRANKLIN
                                        U.S. GOVERNMENT    FLOATING RATE     TOTAL RETURN
                                        SECURITIES FUND  DAILY ACCESS FUND        FUND
                                       --------------------------------------------------
Net commissions paid .....................  $221,704          $166,282          $180,581
Contingent deferred sales charges ........  $ 22,387          $ 89,369          $  7,032

                                                            SEMIANNUAL REPORT 59

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds paid transfer agent fees of $343,984, of which $280,888 was paid to Investor Services.

At April 30, 2003, Advisers or investment companies managed by Advisers owned 7.05% of the net assets of the Franklin Total Return Fund.

4. INCOME TAXES

At April 30, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                           FRANKLIN
                                          ADJUSTABLE         FRANKLIN           FRANKLIN
                                        U.S. GOVERNMENT    FLOATING RATE     TOTAL RETURN
                                        SECURITIES FUND  DAILY ACCESS FUND        FUND
                                       -----------------------------------------------------
Cost of investments ...................  $682,510,710      $141,117,507       $309,348,301
                                       -----------------------------------------------------
Unrealized appreciation ...............            --           945,339         13,064,409
Unrealized depreciation ...............   (19,552,264)       (1,214,100)        (1,915,482)
                                       -----------------------------------------------------
Net unrealized appreciation
  (depreciation) ......................  $(19,552,264)     $   (268,761)       $ 11,148,927
                                       =====================================================

At October 31, 2002, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                           FRANKLIN
                                          ADJUSTABLE         FRANKLIN           FRANKLIN
                                        U.S. GOVERNMENT    FLOATING RATE     TOTAL RETURN
                                        SECURITIES FUND  DAILY ACCESS FUND        FUND
                                       --------------------------------------------------
Capital loss carryovers expiring in:
 2003 .................................  $18,463,010         $     --          $       --
 2004 .................................    8,807,294               --                  --
 2005 .................................    4,580,551               --                  --
 2006 .................................    2,585,375               --                  --
 2007 .................................    1,456,300               --           1,056,718
 2008 .................................    3,438,157               --             142,129
 2009 .................................    1,279,054           17,020           3,351,247
 2010 .................................           --          232,627             550,214
                                       --------------------------------------------------
                                         $40,609,741         $249,647          $5,100,308
                                       ==================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.

60 SEMIANNUAL REPORT

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll transactions, financial futures transactions, paydown losses, and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2003 were as follows:

                              FRANKLIN
                             ADJUSTABLE         FRANKLIN           FRANKLIN
                           U.S. GOVERNMENT    FLOATING RATE     TOTAL RETURN
                           SECURITIES FUND  DAILY ACCESS FUND        FUND
                          --------------------------------------------------
Purchases ................  $200,670,347      $66,215,731       $264,270,582
Sales ....................  $106,455,868      $46,441,274       $171,374,842

6. FINANCIAL FUTURES CONTRACTS

As of April 30, 2003, the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                  NUMBER OF DELIVERY   CONTRACT   UNREALIZED
CONTRACTS TO BUY                  CONTRACTS  DATES    FACE VALUE     GAIN
--------------------------------------------------------------------------------
U.S. Treasury Note ...............   54     6/02/03  $10,800,000     $47,251
U.S. Treasury Bond ...............   23     6/03/03  $ 2,300,000     $17,789

                                  NUMBER OF DELIVERY   CONTRACT   UNREALIZED
CONTRACTS TO SELL                 CONTRACTS  DATES    FACE VALUE      LOSS
--------------------------------------------------------------------------------
U.S. Treasury Note ...............   92     6/02/03   $9,200,000    $124,218

7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 95.66% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions rather than higher rated securities.

At April 30, 2003, the Franklin Total Return Fund held defaulted securities with a value aggregating $160,750 representing .05% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provide an estimate for losses on interest receivable.

                                                            SEMIANNUAL REPORT 61

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


8. REVOLVING CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 19, 2003. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the period ended April 30, 2003, the Fund did not utilize the facility.

9. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The funds earned dividend income from investment in the Sweep Money Fund for the period ended April 30, 2003, as follows:

                                  FRANKLIN
                                FLOATING RATE    FRANKLIN
                                DAILY ACCESS   TOTAL RETURN
                                    FUND          FUND
                                ---------------------------
        Dividend Income .........  $56,580        $77,850

62 SEMIANNUAL REPORT

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                     SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2003  ----------------------------------------------------
                                                       (UNAUDITED)      2002       2001       2000       1999      1998
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $9.39          $9.47      $9.30      $9.31     $9.37     $9.48
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................      .134           .354       .552       .555      .496      .553
 Net realized and unrealized gains (losses) .........     (.008)          .012       .213      (.010)    (.060)    (.110)
                                                     ---------------------------------------------------------------------
Total from investment operations ....................      .125           .366       .765       .545      .436      .443
Less distributions from net investment income .......     (.186)         (.446)     (.600)     (.555)    (.496)    (.553)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ......................     $9.33          $9.39      $9.47      $9.30     $9.31     $9.37
                                                     =====================================================================

Total return a ......................................     1.36%          4.08%      8.52%      6.03%     4.77%     4.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $662,851       $572,510   $253,547   $232,949  $281,974  $302,434
Ratios to average net assets:
 Expenses ...........................................      .41%c          .41%       .42%       .43%      .43%      .26%
 Expenses excluding waiver and
  payments by affiliate .............................      .41%c          .41%       .42%       .43%      .43%      .43%
 Net investment income ..............................     2.74%c         3.77%      5.88%      5.96%     5.32%     5.88%
Portfolio turnover rate .............................    72.09%         85.05%      2.49%     12.68%    23.23%    38.92%
Portfolio turnover rate excluding
  dollar roll transactions b ........................    37.70%         85.05%      2.49%     12.68%    23.23%    38.92%

aTotal return is not annualized for periods less than one year.
bSee note 1(d) regarding dollar roll transactions.
cAnnualized.

                       See notes to financial statements.   SEMIANNUAL REPORT 63

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)

                                                                                  PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.2%
 U.S. GOVERNMENT AND AGENCY SECURITIES 97.1%
 FEDERAL HOME LOAN MORTGAGE CORP.
 (FHLMC) 26.7%
 Cap 10.98%, Margin 2.25% + CMT, Resets Annually, 5.979%, 9/01/31 ............. $  8,707,878 $  9,038,531
 Cap 11.00%, Margin 1.91% + 12ML, Resets Annually, 6.003%, 8/01/31 ............    3,148,240    3,281,423
 Cap 11.18%, Margin 2.23% + CMT, Resets Annually, 6.175%, 9/01/31 .............    7,408,275    7,713,146
 Cap 11.21%, Margin 1.91% + 12ML, Resets Annually, 6.211%, 8/01/31 ............    4,205,671    4,381,271
 Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.50%, 11/01/16 ............    1,244,179    1,274,319
 Cap 11.434%, Margin 2.365% + CMT, Resets Annually, 6.30%, 4/01/30 ............    1,549,757    1,596,550
 Cap 11.435%, Margin 2.198% + CMT, Resets Annually, 6.977%, 9/01/27 ...........      944,543      974,458
 Cap 11.633%, Margin 2.076% + CMT, Resets Annually, 6.972%, 7/01/27 ...........    3,538,846    3,700,881
 Cap 11.65%, Margin 2.26% + CMT, Resets Annually, 4.561%, 11/01/29 ............   13,167,430   13,704,823
 Cap 11.963%, Margin 2.24% + CMT, Resets Annually, 6.251%, 8/01/32 ............   25,986,056   27,087,645
 Cap 11.98%, Margin 2.50% + 5CMT, Resets Every 5 Years, 7.067%, 8/01/29 .......   11,113,778   11,574,944
 Cap 11.989%, Margin 2.478% + 3CMT, Resets Every 3 Years, 7.439%, 11/01/35 ....    2,045,223    2,133,303
 Cap 12.00%, Margin 2.41% + CMT, Resets Annually, 5.697%, 11/01/25 ............    2,904,812    3,018,572
 Cap 12.012%, Margin 2.297% + 5CMT, Resets Every 5 Years, 7.853%, 5/01/26 .....    1,110,577    1,170,787
 Cap 12.07%, Margin 2.39% + CMT, Resets Annually, 6.066%, 7/01/29 .............    3,284,178    3,411,996
 Cap 12.20%, Margin 2.426% + CMT, Resets Annually, 6.732%, 11/01/29 ...........    4,262,641    4,395,114
 Cap 12.22%, Margin 2.23% + CMT, Resets Annually, 6.223%, 3/01/32 .............    3,174,217    3,285,565
 Cap 12.427%, Margin 2.225% + 5CMT, Resets Every 5 Years, 7.345%, 12/01/27 ....      320,793      332,775
 Cap 12.52%, Margin 2.48% + CMT, Resets Annually, 5.302%, 12/01/30 ............    5,091,400    5,298,931
 Cap 12.54%, Margin 2.34% + CMT, Resets Annually, 6.213%, 4/01/25 .............    3,719,047    3,904,179
 Cap 12.59%, Margin 2.71% + CMT, Resets Annually, 6.591%, 12/01/28 ............    2,705,551    2,789,658
 Cap 12.732%, Margin 2.44% + CMT, Resets Annually, 6.732%, 5/01/32 ............    3,997,309    4,159,641
 Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 ............      724,006      744,457
 Cap 12.79%, Margin 2.24% + CMT, Resets Annually, 6.309%, 8/01/30 .............   10,826,684   11,254,991
 Cap 12.806%, Margin 2.230% + CMT, Resets Annually, 7.019%, 4/01/18 ...........    1,898,142    1,973,542
 Cap 12.89%, Margin 1.80% + COFI, Resets Semi-Annually, 4.608%, 12/01/19 ......    6,258,568    6,484,204
 Cap 12.90%, Margin 2.31% + CMT, Resets Annually, 5.691%, 8/01/27 .............    6,474,341    6,720,049
 Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 ............    1,381,035    1,430,133
 Cap 13.022%, Margin 1.749% + 6 Month TB, Resets
  Semi-Annually, 6.348%, 10/01/29 .............................................      414,475      423,062
 Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 ..........    1,013,506    1,044,811
 Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046%, 5/01/25 ...........    1,258,242    1,311,624
 Cap 13.191%, Margin 1.841% + CMT, Resets Annually, 6.925%, 1/01/23 ...........    1,353,416    1,390,360
 Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 ..........      300,756      312,425
 Cap 13.27%, Margin 1.963% + CMT, Resets Annually, 5.559%, 5/01/20 ............    4,860,982    5,021,642
 Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 6.901%, 3/01/19 ...........      172,490      178,714
 Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 ...........    1,030,166    1,069,892
 Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 8.15%, 4/01/19 ..............    2,256,877    2,334,532
 Cap 13.547%, Margin 2.405% + CMT, Resets Annually, 7.548%, 8/01/30 ...........    2,849,362    2,984,658
 Cap 13.64%, Margin 2.29% + CMT, Resets Annually, 6.064%, 1/01/23 .............   11,999,840   12,428,569
 Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 ............      662,419      685,273
 Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 ..........      310,256      322,256
 Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 ....      395,989      423,832
 Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.12%, 2/01/19 .............      420,917      431,281
                                                                                             ------------
                                                                                              177,198,819
                                                                                             ------------

64 SEMIANNUAL REPORT
ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 46.5%
 Cap 10.71%, Margin 2.00% + CMT, Resets Annually, 5.186%, 10/01/32 ............ $  3,346,364 $  3,444,500
 Cap 10.81%, Margin 2.26% + CMT, Resets Annually, 4.835%, 11/01/17 ............    9,080,959    9,360,623
 Cap 10.82%, Margin 2.02% + CMT, Resets Annually, 5.814%, 2/01/31 .............    2,335,313    2,427,713
 Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 4.172%, 3/01/22 .............      152,945      158,449
 Cap 11.13%, Margin 2.147% + CMT, Resets Annually, 6.780%, 8/01/29 ............      976,948    1,013,795
 Cap 11.135%, Margin 2.34% + CMT, Resets Annually, 6.121%, 5/01/31 ............    2,498,484    2,587,308
 Cap 11.16%, Margin 2.24% + CMT, Resets Annually, 4.568%, 11/01/30 ............   14,865,013   15,450,696
 Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 4.219%, 11/01/27 ...........    1,519,255    1,553,830
 Cap 11.26%, Margin 2.31% + CMT, Resets Annually, 6.256%, 7/01/31 .............    6,685,566    6,946,893
 Cap 11.329%, Margin 2.215% + CMT, Resets Annually, 5.280%, 5/01/32 ...........    7,815,103    8,141,221
 Cap 11.53%, Margin 2.35% + CMT, Resets Annually, 6.498%, 4/01/30 .............    5,133,675    5,338,385
 Cap 11.61%, Margin 2.26% + CMT, Resets Annually, 5.386%, 9/01/39 .............    4,828,311    5,020,254
 Cap 11.635%, Margin 2.436% + CMT, Resets Annually, 5.642%, 6/01/32 ...........    9,082,354    9,424,855
 Cap 11.662%, Margin 2.47% + CMT, Resets Annually, 5.326%, 8/01/28 ............   12,353,671   12,865,839
 Cap 11.684%, Margin 1.25% + COFI, Resets Semi-Annually, 4.118%, 5/01/19 ......    2,051,673    2,087,749
 Cap 11.705%, Margin 2.19% + CMT, Resets Annually, 4.553%, 11/01/36 ...........    4,202,676    4,387,339
 Cap 11.73%, Margin 2.33% + CMT, Resets Annually, 5.883%, 2/01/29 .............    1,375,760    1,398,994
 Cap 11.777%, Margin 2.17% + CMT, Resets Annually, 6.253%, 2/01/32 ............    8,364,342    8,666,975
 Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 6.082%, 2/01/30 ............      928,631      970,909
 Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 4.383%, 2/01/25 ...........      348,724      357,987
 Cap 11.901%, Margin 2.373% + CMT, Resets Annually, 4.349%, 5/01/29 ...........    1,489,190    1,543,097
 Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 5.232%, 6/01/32 ........    2,536,312    2,648,996
 Cap 11.93%, Margin 2.13% + CMT, Resets Annually, 5.925%, 7/01/31 .............    6,468,979    6,731,610
 Cap 11.94%, Margin 2.352%+ CMT, Resets Annually, 7.058%, 9/01/29 .............    1,155,329    1,213,607
 Cap 11.96%, Margin 2.15% + CMT, Resets Annually, 5.962%, 6/01/31 .............    8,383,566    8,731,001
 Cap 11.966%, Margin 1.25% + COFI, Resets Semi-Annually, 3.997%, 4/01/22 ......    2,042,769    2,095,838
 Cap 12.06%, Margin 1.67% + CMT, Resets Annually, 6.284, 7/1/31 ...............    2,039,067    2,134,156
 Cap 12.066%, Margin 2.05% + 3CMT, Resets Every 3 Years, 6.318%, 6/01/29 ......    3,302,287    3,433,531
 Cap 12.119%, Margin 2.235% + CMT, Reset Annually, 7.197%, 1/01/31 ............    1,453,312    1,513,623
 Cap 12.13%, Margin 2.598% + CMT, Resets Annually, 5.130%, 9/01/25 ............    2,288,372    2,364,818
 Cap 12.181%, Margin 2.628% + CMT, Resets Annually, 4.856%, 6/01/28 ...........    8,463,508    8,785,260
 Cap 12.233%, Margin 1.702% + COFI, Resets Semi-Annually, 5.341%, 1/01/19 .....    2,596,278    2,670,279
 Cap 12.31%, Margin 1.62% + COFI, Resets Semi-Annually, 4.376%, 4/01/19 .......    2,577,375    2,623,254
 Cap 12.312%, Margin 1.90% + COFI, Resets Semi-Annually, 4.715%, 10/01/22 .....    2,119,904    2,172,859
 Cap 12.353%, Margin 2.30% + CMT, Resets Annually, 6.345%, 11/01/31 ...........    5,567,712    5,798,175
 Cap 12.368%, Margin 2.123% + 6 Month TB, Resets
   Semi-Annually, 4.417%, 1/01/29 .............................................    2,599,102    2,685,237
 Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.420%, 8/01/29 ...........    1,546,168    1,605,988
 Cap 12.563%, Margin 2.12% + CMT, Resets Annually, 4.334%, 10/01/24 ...........   21,498,014   22,161,210
 Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 4.490%, 5/01/25 .............    2,895,242    3,002,304
 Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Annually, 6.326%, 11/01/18 ...      401,582      417,650
 Cap 12.61%, Margin 2.508% + CMT, Resets Annually, 5.341%, 1/01/29 ............    3,342,236    3,447,575
 Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 5.335%, 11/01/17 ...........    5,308,420    5,536,161
 Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 4.093%, 3/01/19 .............      876,756      905,113
 Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 4.643%, 10/01/28 .............      285,890      296,226
 Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 3.555%, 1/01/19 .    2,071,591    2,083,995
 Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.961%, 1/01/19 ............      557,742      577,445
 Cap 12.70%, Margin 2.23% + CMT, Resets Annually, 4.815%, 3/01/30 .............    2,097,679    2,183,756

                                                            SEMIANNUAL REPORT 65
ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 3.625%, 9/01/18 ............ $  7,465,601 $  7,693,244
 Cap 12.76%, Margin 1.25% + COFI, Resets Annually, 3.651%, 5/01/18 ............   11,161,077   11,503,185
 Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 3.595%, 6/01/20 ............    3,271,040    3,376,450
 Cap 12.77%, Margin 2.00% + CMT, Resets Annually, 4.214%, 4/01/27 .............    9,553,404    9,863,975
 Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 4.234%, 11/01/20 ...........      892,237      922,431
 Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 3.937%, 5/01/19 ............    1,263,300    1,306,610
 Cap 12.808%, Margin 1.25% + COFI, Resets Monthly, 4.109%, 5/01/36 ............    6,321,862    6,474,631
 Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 6.729%, 6/01/17       377,325      398,753
 Cap 12.848%, Margin 1.968% + CMT, Resets Annually, 4.212%, 12/01/17 ..........      326,037      334,732
 Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 6.056%, 10/01/17 .....      621,983      648,504
 Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 6.056%, 7/01/17     2,722,205    2,828,884
 Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 3.625%, 2/01/19 ............       38,251       39,406
 Cap 12.953%, Margin 2.125% + 6 Month TB, Resets
   Semi-Annually, 4.015%, 4/01/18 .............................................      593,590      604,105
 Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 4.239%, 12/01/19 ..........      837,461      861,530
 Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 4.306%, 6/01/19 .............      796,334      822,051
 Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.839%, 2/01/20 .............    2,869,514    2,968,307
 Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 3.797%, 12/01/20       788,432      802,988
 Cap 13.04%, Margin 2.24% + CMT, Resets Annually, 4.572%, 6/01/27 .............    2,529,774    2,605,727
 Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 4.206%, 4/01/19 ...........    1,832,424    1,897,589
 Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 4.386%, 6/01/19 ...........    1,070,964    1,107,183
 Cap 13.128%, Margin 2.02% + COFI, Resets Semi-Annually, 4.767%, 6/01/19 ......      949,697      972,476
 Cap 13.202%, Margin 2.478% + 6 Month DR, Resets
   Semi-Annually, 5.613%, 11/01/26 ............................................      547,660      586,167
 Cap 13.245%, Margin 2.178% + 3CMT, Resets Every 3 Years, 6.490%, 1/01/26 .....    1,968,172    2,062,150
 Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 4.359%, 6/01/19 ............      879,087      908,094
 Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 4.092%, 10/01/19 ...........    1,326,236    1,368,695
 Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 4.254%, 9/01/22 ...........    3,153,933    3,286,864
 Cap 13.46%, Margin 2.25% + CMT, Resets Annually, 7.491%, 10/01/30 ............    6,418,411    6,729,408
 Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 3.658%, 8/01/26 .............      382,865      391,575
 Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 4.465%, 3/01/21 ...........      931,561      964,379
 Cap 13.688%, Margin 2.179% + 3CMT, Resets Every 3 Years, 7.019%, 3/01/26 .....    1,965,007    2,073,346
 Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 4.410%, 12/01/20 ..........    1,839,914    1,891,110
 Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 3.800%, 3/01/19 ............      392,334      406,978
 Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.803%, 7/01/24 .    1,558,822    1,662,414
 Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.086%, 3/01/22 .......      109,558      114,230
 Cap 13.86%, Margin 1.842% + CMT, Resets Annually, 4.190%, 8/01/16 ............       56,095       57,780
 Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 3.664%, 3/01/18 ...........      519,309      536,721
 Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 4.358%, 2/01/19 ............      480,761      498,344
 Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 4.390%, 12/01/18 ...........      618,638      639,024
 Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 5.127%, 1/01/19 ...........    1,388,391    1,435,292
 Cap 14.083%, Margin 1.74% + CMT, Resets Annually, 3.974%, 3/01/20 ............    8,938,841    9,221,208
 Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 6.673%, 5/01/21 ......    1,704,823    1,792,184
 Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 4.437%, 3/01/20 ............      556,193      566,327
 Cap 14.437%, Margin 1.845% + CMT, Resets Annually, 5.500%, 10/01/14 ..........      416,469      433,922
 Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 6.482%, 12/01/24 ....    1,717,134    1,790,430
 Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 6.329%, 8/01/22 ......      395,067      411,388
 Cap 14.725%, Margin 2.42%+ CMT, Resets Annually, 4.659%, 6/01/19 .............    1,186,991    1,231,353
 Cap 14.769%, Margin 2.265% + 6 Month DR, Resets
   Semi-Annually, 7.707%, 3/01/25 .............................................      657,762      688,322

66 SEMIANNUAL REPORT
ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 Cap 14.77%, Margin 2.61% + 3CMT, Resets Every 3 Years, 6.132%, 3/01/20 ....... $    629,166 $    656,554
 Cap 14.784%, Margin 1.87% + 3CMT, Resets Every 3 Years, 6.053%, 5/01/21 ......    2,589,401    2,673,464
 Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 6.315%, 12/01/17 ....      542,822      563,594
 Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 4.168%, 1/01/16 ............    2,344,869    2,405,073
 Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 5.221%, 5/01/19 ...........      894,817      922,564
                                                                                             ------------
                                                                                              307,968,793
                                                                                             ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 23.9%
 Cap 8.50%, Margin 1.50% + CMT, Resets Annually, 3.500%, 6/01/33 ..............   50,000,000   50,812,575
 Cap 9.00%, Margin 1.50% + CMT, Resets Annually, 4.000%, 5/01/33 ..............   45,000,000   46,139,085
 Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/23 ............      316,238      323,576
 Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 3/20/24 .............    4,999,851    5,099,395
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 4/20/22 .............    3,309,120    3,390,552
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.75%, 9/20/22 ..............    1,585,019    1,620,573
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/24 ............    1,199,265    1,226,484
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/26 ............    1,359,569    1,389,904
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 1/20/27 .............    5,470,713    5,576,867
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.75%, 9/20/27 ..............    1,758,889    1,796,586
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 4/20/28 .............    3,108,164    3,184,173
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.50%, 7/20/29 ..............    5,053,275    5,172,232
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.25%, 4/20/30 ..............    2,721,934    2,764,891
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.50%, 6/20/31 ..............    2,704,760    2,760,617
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 2/20/23 .............    3,177,510    3,239,412
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 5.75%, 7/20/23 ..............    1,828,090    1,868,910
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 5/20/24 .............    2,962,619    3,035,841
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.625%, 7/20/24 .............    2,818,451    2,881,108
 Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 6.75%, 7/20/25 ..............      311,165      327,414
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.75%, 7/20/21 ..............    1,857,840    1,900,465
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 1/20/23 .............    4,445,377    4,533,711
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 2/20/23 .............    2,251,469    2,296,208
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 4.50%, 8/20/30 ..............    3,447,079    3,525,822
 Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 5.750%, 9/20/22 .............    1,705,830    1,744,729
 Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 5.625%, 12/20/24 ............    2,030,654    2,077,490
                                                                                             ------------
                                                                                              158,688,620
                                                                                             ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $642,252,845) ..............               643,856,232
                                                                                             ------------
 MISCELLANEOUS MORTGAGE BACKED SECURITIES .1%
 Home Owners Federal Savings & Loan, Cap 13.00%,
   Margin 1.75% + CMT, Resets Annually, 3.9721%, 1/25/18 ......................      192,396      193,051
 Travelers Mortgage Services Inc., Cap 13.95%,
   Margin 2.25% + CMT, Resets Annually, 4.435%, 12/25/18 ......................      216,400      214,001
                                                                                             ------------
 TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $413,604) ...............                   407,052
                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $642,666,449) ..............................               644,263,284
                                                                                             ------------

                                                            SEMIANNUAL REPORT 67
ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (COST $101,935,014) 15.4%
aJoint Repurchase Agreement, 1.286%, 05/01/03,
  (Maturity Value $101,938,655) ............................................... $101,935,014 $101,935,014
  ABN AMRO Bank, N.V., New York Branch (Maturity Value $10,160,226)
  Banc of America Securities LLC (Maturity Value $10,160,226)
  Barclays Capital Inc. (Maturity Value $9,030,745)
  Bear, Stearns & Co., Inc. (Maturity Value $9,030,745)
  BNP Paribas Securities Corp. (Maturity Value $10,160,226)
  Deutsche Bank Securities Inc. (Maturity Value $10,160,226)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $10,160,226)
  Goldman, Sachs & Co. (Maturity Value $9,030,745)
  Lehman Brothers Inc. (Maturity Value $3,724,838)
  Morgan Stanley & Co. Inc. (Maturity Value $10,160,226)
  UBS Warburg LLC (Maturity Value $10,160,226)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds,
   and U.S. Government Agency Securities
                                                                                             -------------
 TOTAL INVESTMENTS (COST $744,601,463) 112.6% .................................               746,198,298
 OTHER ASSETS, LESS LIABILITIES (12.6%) .......................................               (83,347,691)
                                                                                             -------------
 TOTAL NET ASSETS 100.0% ......................................................              $662,850,607
                                                                                             ============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
12ML - 12 Month Libor
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NCI  - National Median Cost of Funds Index
TB   - Treasury Bill Rate

aSee Note 1(b) regarding joint repurchase agreement.

68 SEMIANNUAL REPORT     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ........................................................ $642,666,449
                                                                =============
  Value .......................................................  644,263,284
 Repurchase agreements, at value and cost .....................  101,935,014
 Cash .........................................................    6,938,142
 Receivables:
  Investment securities sold ..................................    7,112,009
  Interest ....................................................    3,035,950
                                                                -------------
      Total assets ............................................  763,284,399
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased .............................   96,771,875
  Capital shares redeemed .....................................    3,413,938
  Affiliates ..................................................      218,542
 Other liabilities ............................................       29,437
                                                                -------------
      Total liabilities .......................................  100,433,792
                                                                -------------
       Net assets, at value ................................... $662,850,607
                                                                =============
Net assets consist of:
 Undistributed net investment income ..........................   (3,717,745)
 Net unrealized appreciation (depreciation) ...................    1,596,835
 Accumulated net realized gain (loss) .........................  (10,901,942)
 Capital shares ...............................................  675,873,459
                                                                -------------
 Net assets, at value ......................................... $662,850,607
                                                                =============
 Net asset value per share ($662,850,607 / 71,056,639) ........        $9.33
                                                                =============
                       See notes to financial statements.   SEMIANNUAL REPORT 69

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements
(CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

Investment income:
 Interest .......................................................... $9,220,782
                                                                     -----------
Expenses:
 Management fees (Note 3) ..........................................  1,167,490
 Custodian fees ....................................................      2,703
 Professional fees .................................................     13,875
 Trustees' fees and expenses .......................................      8,532
 Other .............................................................      9,483
                                                                     -----------
      Total expenses ...............................................  1,202,083
                                                                     -----------
       Net investment income .......................................  8,018,699
                                                                     -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................  1,414,735
 Net unrealized appreciation (depreciation) on investments ......... (1,570,482)
                                                                     -----------
Net realized and unrealized gain (loss) ............................   (155,747)
Net increase (decrease) in net assets resulting from operations .... $7,862,952
                                                                     ===========
70 SEMIANNUAL REPORT   See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements
(CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                                                                SIX MONTHS         YEAR
                                                                                   ENDED           ENDED
                                                                              APRIL 30, 2003  OCTOBER 31, 2002
                                                                              --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................... $ 8,018,699   $ 13,968,856
  Net realized gain (loss) from investments ..................................   1,414,735        566,389
  Net unrealized appreciation (depreciation) on investments ..................  (1,570,482)       802,242
                                                                              ----------------------------
      Net increase (decrease) in net assets resulting from operations ........   7,862,952     15,337,487
  Distributions to shareholders from net investment income ................... (11,736,486)   (17,202,234)
  Capital share transactions: (Note 2) .......................................  94,214,480    320,827,334
                                                                              ----------------------------
      Net increase (decrease) in net assets ..................................  90,340,946    318,962,587
Net assets
 Beginning of period ......................................................... 572,509,661    253,547,074
                                                                              ----------------------------
 End of period ...............................................................$662,850,607   $572,509,661
                                                                              ============================
Undistributed net investment income included in net assets:
 End of period ...............................................................$ (3,717,745)  $         --
                                                                              ============================

                       See notes to financial statements.   SEMIANNUAL REPORT 71

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements
(unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2003, all repurchase agreements had been entered into on that date.

C. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to be announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund.

The risks of mortgage dollar roll transactions include the potential inability of the counter party to fulfill their obligations.

72 SEMIANNUAL REPORT

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements
(unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2003, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                      SHARES       AMOUNT
                                                  ----------------------------
Period ended April 30, 2003
Shares sold ......................................  20,226,208   $188,933,862
Shares issued in reinvestment of distributions ...   1,255,946     11,736,486
Shares redeemed .................................. (11,396,558)  (106,455,868)
                                                  ----------------------------
Net increase (decrease) ..........................  10,085,596   $ 94,214,480
                                                  ============================
Year ended October 31, 2002
Shares sold ......................................  43,035,917   $404,105,062
Shares issued in reinvestment of distributions ...   1,830,890     17,202,234
Shares redeemed .................................. (10,683,710)  (100,479,962)
                                                  ----------------------------
Net increase (decrease) ..........................  34,183,097   $320,827,334
                                                  ============================
                                                            SEMIANNUAL REPORT 73

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements
(unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, LLC (Advisers), the Portfolio's investment manager and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At April 30, 2003, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

4. INCOME TAXES

At April 30, 2003, net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $744,696,384 was as follows:

        Unrealized appreciation .................... $ 2,527,076
        Unrealized depreciation ....................  (1,025,162)
                                                     ------------
        Net unrealized appreciation (depreciation) . $ 1,501,914
                                                     ============

At October 31, 2002, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 ........................... $ 7,677,608
         2004 ...........................     419,303
         2007 ...........................     140,123
         2008 ...........................     210,331
         2009 ...........................   1,202,281
         2010 ...........................   2,667,031
                                          ------------
                                          $12,316,677
                                          ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of mortgage dollar roll and paydown losses.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2003 aggregated $512,246,218 and $406,839,209, respectively.

74 SEMIANNUAL REPORT

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama                             Michigan 9
Arizona                             Minnesota 9
California 10                       Missouri
Colorado                            New Jersey
Connecticut                         New York 10
Florida 10                          North Carolina
Georgia                             Ohio 9
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 9                     Virginia


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

Not part of the semiannual report                                          12/02

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
=================================================
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 S2003 06/03












ITEM 2. CODE OF ETHICS.  N/A
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.  N/A
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE  OF LISTED REGISTRANTS  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.
(A) N/A

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST


By/S/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    June 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    June 30, 2003


By /S/Kimberley H. Monasterio
Chief Financial Officer
Date    June 30, 2003